            As filed with the Securities and Exchange
                 Commission on February 2, 1998

                                                File Nos.33-84270
                                                     811-8776
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  Pre-Effective Amendment No.

                    Post-Effective Amendment No. 9

                             and/or

          REGISTRATION STATEMENT UNDER THE INVESTMENT
                       COMPANY ACT OF 1940

                         Amendment No. 7


             ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
       (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

      X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

          This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                          Location in Prospectus

PART A

    Item  1.  Cover Page................... Cover Page

    Item  2.  Synopsis..................... Alliance at a Glance

    Item  3.  Condensed Financial
              Highlights................... Not Applicable

    Item  4.  General Description of
              Registrant................... Description of the
                                            Fund; General
                                            Information

    Item  5.  Management of the Fund....... Management of the
                                            Fund; General
                                            Information

    Item  6.  Capital Stock and Other
              Securities................... General Information;
                                            Dividends,
                                            Distributions and
                                            Taxes

    Item  7.  Purchase of Securities Being
              Offered...................... Purchase and Sale of
                                            Shares; General
                                            Information

    Item  8.  Redemption or Repurchase..... Purchase and Sale of
                                            Shares; General
                                            Information

    Item  9.  Pending Legal Proceedings.... Not Applicable

PART B                                 Location in Statement
                                       of Additional Information


    Item 10.  Cover Page................... Cover Page

    Item 11.  Table of Contents............ Cover Page

    Item 12.  General Information and
              History...................... Management of the
                                            Fund; General
                                            Information

    Item 13.  Investment Objective
              and Policies................. Description of the
                                            Fund

    Item 14.  Management of the Fund....... Management of the
                                            Fund

    Item 15.  Control Persons and Principal
              Holders of Securities........ Not Applicable

    Item 16.  Investment Advisory and
              Other Services............... Management of the
                                            Fund

    Item 17.  Brokerage Allocation and
              Other Practices.............. Brokerage and
                                            Portfolio
                                            Transactions

    Item 18.  Capital Stock and Other
              Securities................... General Information

    Item 19.  Purchase, Redemption and
              Pricing of Securities Being
              Offered...................... Purchase of
                                            Shares;
                                            Redemption and
                                            Repurchase of
                                            Shares; Dividends,
                                            Distributions and
                                            Taxes

    Item 20.  Tax Status................... Investment Policies
                                            and Restrictions;
                                            Dividends,
                                            Distributions and
                                            Taxes

    Item 21.  Underwriters................. General Information

    Item 22.  Calculation of Performance
              Data......................... General Information

    Item 23.  Financial Statements......... Financial Statements

                                  THE ALLIANCE
--------------------------------------------------------------------------------
                                   STOCK FUNDS
--------------------------------------------------------------------------------


                        c/o Alliance Fund Services, Inc.
                 P.O. Box 1520, Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618



                           Prospectus and Application



                                February 2, 1998


Domestic Stock Funds                    Global Stock Funds

-The Alliance Fund                      -Alliance International Fund
-Alliance Growth Fund                   -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund           -Alliance New Europe Fund
-Alliance Technology Fund               -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                   -Alliance Global Small Cap Fund
                                        -Alliance Global Environment Fund



               Total Return Funds

               -Alliance Strategic Balanced Fund
               -Alliance Balanced Shares
               -Alliance Income Builder Fund
               -Alliance Utility Income Fund
               -Alliance Growth and Income Fund
               -Alliance Real Estate Investment Fund

Table of Contents                                                           Page
The Funds at a Glance .....................................................    2
Expense Information .......................................................    4
Financial Highlights ......................................................    7
Glossary ..................................................................   19
Description of the Funds ..................................................   20
   Investment Objectives and Policies .....................................   20
   Additional Investment Practices ........................................   31
   Certain Fundamental Investment Policies ................................   38
   Risk Considerations ....................................................   41
Purchase and Sale of Shares ...............................................   46
Management of the Funds ...................................................   49
Dividends, Distributions and Taxes ........................................   53
General Information .......................................................   55

                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                       [LOGO]Alliance(R)
                                              Investing without the Mystery.(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $217 billion in assets under management as of September 30, 1997. Alliance provides investment management services to employee benefit plans for 28 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund

Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.


Global Environment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.



Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

Real Estate Investment Fund

Seeks . . . Total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Distributions . . .

Balanced Shares, Income Builder Fund, Utility Income Fund, Growth and Income Fund and Real Estate Investment Fund intend to make distributions quarterly to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally non-taxable). See "Dividends, Distributions and Taxes."

A Word About Risk . . .


The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. An investment in the Real Estate Investment Fund is subject to certain risks associated with the direct ownership of real estate in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. These risks are fully discussed in this Prospectus.


Getting Started . . .

Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:


--------------------------------------------------------------------------------
                             AUTOMATIC REINVESTMENT
--------------------------------------------------------------------------------
                          AUTOMATIC INVESTMENT PROGRAM
--------------------------------------------------------------------------------
                                RETIREMENT PLANS
--------------------------------------------------------------------------------
                           SHAREHOLDER COMMUNICATIONS
--------------------------------------------------------------------------------
                            DIVIDEND DIRECTION PLANS
--------------------------------------------------------------------------------
                                  AUTO EXCHANGE
--------------------------------------------------------------------------------
                             SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
                           A CHOICE OF PURCHASE PLANS
--------------------------------------------------------------------------------
                             TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
                               24-HOUR INFORMATION
--------------------------------------------------------------------------------



                                                       [LOGO]Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.


                                                                    Class A Shares       Class B Shares        Class C Shares
                                                                    --------------       --------------        --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price) .................................................      4.25%(a)               None                  None

Sales charge imposed on dividend reinvestments ..................        None                 None                  None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower) .............................................       None(a)               4.0%                  1.0%
                                                                                           during the            during the
                                                                                           first year,           first year,
                                                                                         decreasing 1.0%        0% thereafter
                                                                                         annually to 0%
                                                                                           after the
                                                                                         fourth year (b)

Exchange fee ....................................................        None                 None                  None

--------------------------------------------------------------------------------

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 46.

(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" -page 46.

                      Operating Expenses                                                    Examples
---------------------------------------------------------         -------------------------------------------------------------
Alliance Fund               Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .68%       .68%       .68%          After 1 year    $ 53     $ 59      $ 19      $ 29      $ 19
   12b-1 fees                 .20%      1.00%      1.00%          After 3 years   $ 74     $ 78      $ 58      $ 58      $ 58
   Other expenses (a)         .15%       .17%       .15%          After 5 years   $ 97     $100      $100      $ 99      $ 99
                             ----       ----       ----           After 10 years  $163     $195(b)   $195(b)   $215      $215
   Total fund
      operating expenses     1.03%      1.85%      1.83%
                             ====       ====       ====

Growth Fund                 Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .74%       .74%       .74%          After 1 year    $ 55     $ 60      $ 20      $ 30      $ 20
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 81     $ 82      $ 62      $ 62      $ 62
   Other expenses (a)         .22%       .22%       .23%          After 5 years   $109     $106      $106      $106      $106
                             ----       ----       ----           After 10 years  $188     $210(b)   $210(b)   $230      $230
   Total fund
      operating expenses     1.26%      1.96%      1.97%
                             ====       ====       ====

Premier Growth Fund         Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.00%      1.00%      1.00%          After 1 year    $ 58     $ 63      $ 23      $ 33      $ 23
   12b-1 fees                 .33%      1.00%      1.00%          After 3 years   $ 90     $ 90      $ 70      $ 70      $ 70
   Other expenses (a)         .24%       .25%       .24%          After 5 years   $124     $120      $120      $120      $120
                             ----       ----       ----           After 10 years  $221     $241(b)   $241(b)   $257      $257
   Total fund
      operating expenses     1.57%      2.25%      2.24%
                             ====       ====       ====

Technology Fund             Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees (g)       1.04%      1.04%      1.04%          After 1 year    $ 59     $ 64      $ 24      $ 34      $ 24
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 93     $ 94      $ 74      $ 74      $ 74
   Other expenses (a)         .33%       .34%       .34%          After 5 years   $129     $127      $127      $127      $127
                             ----       ----       ----           After 10 years  $232     $254(b)   $254(b)   $272      $272
   Total fund
      operating expenses     1.67%      2.38%      2.38%
                             ====       ====       ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                    Examples
---------------------------------------------------------         -------------------------------------------------------------
Quasar Fund                 Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees (g)       1.16%      1.16%      1.16%          After 1 year    $ 59     $ 65      $ 25      $ 35      $ 25
   12b-1 fees                 .22%      1.00%      1.00%          After 3 years   $ 93     $ 98      $ 78      $ 78      $ 78
   Other expenses (a)         .29%       .35%       .34%          After 5 years   $129     $134      $134      $133      $133
                             ----       ----       ----           After 10 years  $232     $264(b)   $264(b)   $284      $284
   Total fund
      operating expenses     1.67%      2.51%      2.50%
                             ====       ====       ====

International Fund          Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees
      (after waiver) (c)      .85%       .85%       .85%          After 1 year    $ 58     $ 65      $ 25      $ 35      $ 25
   12b-1 fees                 .17%      1.00%      1.00%          After 3 years   $ 90     $ 96      $ 76      $ 75      $ 75
   Other expenses (a)         .56%       .58%       .57%          After 5 years   $125     $130      $130      $129      $129
                             ----       ----       ----           After 10 years  $222     $256(b)   $256(b)   $276      $276
   Total fund
      operating expenses (d) 1.58%      2.43%      2.42%
                             ====       ====       ====

Worldwide Privatization Fund Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                             -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.00%      1.00%      1.00%          After 1 year    $ 59     $ 65      $ 25      $ 35      $ 25
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 94     $ 96      $ 76      $ 75      $ 75
   Other expenses (a)         .42%       .43%       .42%          After 5 years   $132     $130      $130      $129      $129
                             ----       ----       ----           After 10 years  $237     $259(b)   $259(b)   $276      $276
   Total fund
      operating expenses     1.72%      2.43%      2.42%
                             ====       ====       ====

New Europe Fund             Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.06%      1.06%      1.06%          After 1 year    $ 62     $ 68      $ 28      $ 38      $ 28
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $104     $105      $ 85      $ 85      $ 85
   Other expenses (a)         .69%       .69%       .68%          After 5 years   $148     $145      $145      $145      $145
                             ----       ----       ----           After 10 years  $270     $291(b)   $291(b)   $307      $307
   Total fund
      operating expenses     2.05%      2.75%      2.74%
                             ====       ====       ====

All-Asia Investment Fund    Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees                                                After 1 year    $ 63     $ 68      $ 28      $ 38      $ 28
      (after waiver) (c)      .65%       .65%       .65%          After 3 years   $104     $106      $ 86      $ 86      $ 86
   12b-1 fees                 .30%      1.00%      1.00%          After 5 years   $149     $146      $146      $146      $146
   Other expenses                                                 After 10 years  $271     $293(b)   $293(b)   $310      $310
      Administration fees
      (after waiver) (f)      .00%       .00%       .00%
      Other operating
         expenses (a)        1.11%      1.12%      1.12%
                             ----       ----       ----
   Total fund
      operating expenses (d) 2.06%      2.77%      2.77%
                             ====       ====       ====

Global Small Cap Fund       Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.00%      1.00%      1.00%          After 1 year    $ 66     $ 71      $ 31      $ 41      $ 31
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $114     $116      $ 96      $ 96      $ 96
   Other expenses (a)        1.11%      1.11%      1.10%          After 5 years   $166     $163      $163      $163      $163
                             ----       ----       ----           After 10 years  $305     $326(b)   $326(b)   $341      $341
   Total fund
      operating expenses     2.41%      3.11%      3.10%
                             ====       ====       ====

Global Environment Fund     Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.10%      1.10%      1.10%          After 1 year    $ 69     $ 74      $ 34      $ 44      $ 34
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $122     $123      $103      $104      $104
   Other expenses (a)        1.29%      1.26%      1.29%          After 5 years   $179     $175      $175      $176      $176
                             ----       ----       ----           After 10 years  $332     $350(b)   $350(b)   $368      $368
   Total fund
      operating expenses     2.69%      3.36%      3.39%
                             ====       ====       ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                    Examples
---------------------------------------------------------         -------------------------------------------------------------
Strategic Balanced Fund     Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees
      (after waiver) (c)      .09%       .09%       .09%          After 1 year    $ 56     $ 62      $ 22      $ 32      $ 22
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 85     $ 86      $ 66      $ 66      $ 66
   Other expenses (a)        1.02%      1.03%      1.03%          After 5 years   $116     $114      $114      $114      $114
                             ----       ----       ----           After 10 years  $204     $227(b)   $227(b)   $245      $245
   Total fund
      operating expenses (d) 1.41%      2.12%      2.12%
                             ====       ====       ====

Balanced Shares             Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .63%       .63%       .63%          After 1 year    $ 57     $ 63      $ 23      $ 33      $ 23
   12b-1 fees                 .24%      1.00%      1.00%          After 3 years   $ 87     $ 90      $ 70      $ 70      $ 70
   Other expenses (a)         .60%       .62%       .60%          After 5 years   $119     $120      $120      $119      $119
                             ----       ----       ----           After 10 years  $211     $239(b)   $239(b)   $256      $256
   Total fund
      operating expenses     1.47%      2.25%      2.23%
                             ====       ====       ====

Income Builder Fund         Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .75%       .75%       .75%          After 1 year    $ 63     $ 68      $ 28      $ 38      $ 28
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $105     $107      $ 87      $ 87      $ 87
   Other expenses (a)        1.04%      1.05%      1.05%          After 5 years   $150     $148      $148      $148      $148
                             ----       ----       ----           After 10 years  $274     $296(b)   $296(b)   $313      $313
   Total fund
      operating expenses     2.09%      2.80%      2.80%
                             ====       ====       ====

Utility Income Fund         Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           0.00%      0.00%      0.00%          After 1 year    $ 57     $ 62      $ 22      $ 32      $ 22
      (after waiver) (c)                                          After 3 years   $ 88     $ 89      $ 69      $ 69      $ 69
   12b-1 fees                 .30%      1.00%      1.00%          After 5 years   $121     $118      $118      $118      $118
   Other expenses (a)        1.20%      1.20%      1.20%          After 10 years  $214     $236(b)   $236(b)   $253      $253
                             ----       ----       ----
   Total fund
      operating expenses (e) 1.50%      2.20%      2.20%
                             ====       ====       ====

Growth and Income Fund      Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .49%       .49%       .49%          After 1 year    $ 51     $ 57      $ 17      $ 27      $ 17
   12b-1 fees                 .22%      1.00%      1.00%          After 3 years   $ 71     $ 74      $ 54      $ 54      $ 54
   Other expenses (a)         .21%       .23%       .22%          After 5 years   $ 91     $ 93      $ 93      $ 93      $ 93
                             ----       ----       ----           After 10 years  $151     $182(b)   $182(b)   $202      $202
   Total fund
      operating expenses      .92%      1.72%      1.71%
                             ====       ====       ====

Real Estate Investment Fund Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .90%       .90%       .90%          After 1 year    $ 60     $ 65      $ 25      $ 35      $ 25
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 96     $ 96      $ 76      $ 76      $ 76
   Other expenses (a)         .57%       .54%       .53%          After 5 years   $134     $130      $130      $130      $130
                             ----       ----       ----           After 10 years  $242     $261(b)   $261(b)   $277      $277
   Total fund
      operating expenses     1.77%      2.44%      2.43%
                             ====       ====       ====

--------------------------------------------------------------------------------
+    Assumes redemption at end of period.
++   Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown do not reflect the application of credits that reduce Fund expenses.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund, 1.00% for All-Asia Investment Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.

(d) Net of voluntary fee waivers and expense reimbursements. Absent such waivers and reimbursements, total fund operating expenses for Strategic Balanced Fund would have been 2.06%, 2.76% and 2.76%, respectively, for Class A, Class B and Class C shares, total fund operating expenses for All-Asia Investment Fund would have been 2.56%, 3.27% and 3.27%, respectively, for Class A, Class B and Class C shares annualized and total fund operating expenses for International Fund would have been 1.74%, 2.59% and 2.58%, respectively, for Class A, Class B and Class C annualized.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.55%, 4.28%, 4.28%, respectively, for Class A, Class B and Class C shares.
(f) Net of voluntary fee waiver. Absent such fee waiver, administration fees would have been .15% for the Fund's Class A, Class B and Class C shares. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an adminstration agreement.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Management fees" for International Fund and All-Asia Investment Fund and "Administration fees" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. "Other Expenses" for Global Environment Fund are based on estimated amounts for its current fiscal year. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. Except as otherwise indicated, the information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund, Global Environment Fund, Real Estate Investment Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                         Net                            Net             Net
                                        Asset                       Realized and      Increase
                                        Value                        Unrealized     (Decrease) In   Dividends From  Distributions
                                     Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period                 Period      Income (Loss)    Investments   From Operations       Income     Realized Gains
   -------------------               ------------  --------------  --------------  ---------------  --------------  --------------
Alliance Fund
   Class A
   Year ended 11/30/97 ............      $7.71        $(.02)(b)        $2.09             $2.07           $(.02)         $(1.06)
   Year ended 11/30/96 ............       7.72          .02             1.06              1.08            (.02)          (1.07)
   Year ended 11/30/95 ............       6.63          .02             2.08              2.10            (.01)          (1.00)
   1/1/94 to 11/30/94** ...........       6.85          .01             (.23)             (.22)           0.00            0.00
   Year ended 12/31/93 ............       6.68          .02              .93               .95            (.02)           (.76)
   Year ended 12/31/92 ............       6.29          .05              .87               .92            (.05)           (.48)
   Year ended 12/31/91 ............       5.22          .07             1.70              1.77            (.07)           (.63)
   Year ended 12/31/90 ............       6.87          .09             (.32)             (.23)           (.18)          (1.24)
   Year ended 12/31/89 ............       5.60          .12             1.19              1.31            (.04)           0.00
   Year ended 12/31/88 ............       5.15          .08              .80               .88            (.08)           (.35)
   Class B
   Year ended 11/30/97 ............      $7.40        $(.08)(b)        $1.99             $1.91           $0.00          $(1.06)
   Year ended 11/30/96 ............       7.49         (.01)             .99               .98            0.00           (1.07)
   Year ended 11/30/95 ............       6.50         (.03)            2.02              1.99            0.00           (1.00)
   1/1/94 to 11/30/94** ...........       6.76         (.03)            (.23)             (.26)           0.00            0.00
   Year ended 12/31/93 ............       6.64         (.03)             .91               .88            0.00            (.76)
   Year ended 12/31/92 ............       6.27         (.01)(b)          .87               .86            (.01)           (.48)
   3/4/91++ to 12/31/91 ...........       6.14          .01(b)           .79               .80            (.04)           (.63)
   Class C
   Year ended 11/30/97 ............      $7.41        $(.08)(b)        $1.99             $1.91           $0.00          $(1.06)
   Year ended 11/30/96 ............       7.50         (.02)            1.00               .98            0.00           (1.07)
   Year ended 11/30/95 ............       6.50         (.03)            2.03              2.00            0.00           (1.00)
   1/1/94 to 11/30/94** ...........       6.77         (.03)            (.24)             (.27)           0.00            0.00
   5/3/93++ to 12/31/93 ...........       6.67         (.02)             .88               .86            0.00            (.76)
Growth Fund (i)
   Class A
   Year ended 10/31/97 ............     $34.91        $(.10)(b)       $10.17            $10.07           $0.00          $(1.03)
   Year ended 10/31/96 ............      29.48          .05             6.20              6.25            (.19)           (.63)
   Year ended 10/31/95 ............      25.08          .12             4.80              4.92            (.11)           (.41)
   5/1/94 to 10/31/94** ...........      23.89          .09             1.10              1.19            0.00            0.00
   Year ended 4/30/94 .............      22.67         (.01)(c)         3.55              3.54            0.00           (2.32)
   Year ended 4/30/93 .............      20.31          .05(c)          3.68              3.73            (.14)          (1.23)
   Year ended 4/30/92 .............      17.94          .29(c)          3.95              4.24            (.26)          (1.61)
   9/4/90++ to 4/30/91 ............      13.61          .17(c)          4.22              4.39            (.06)           0.00
   Class B
   Year ended 10/31/97 ............     $29.21        $(.31)(b)        $8.44             $8.13           $0.00          $(1.03)
   Year ended 10/31/96 ............      24.78         (.12)            5.18              5.06            0.00            (.63)
   Year ended 10/31/95 ............      21.21         (.02)            4.01              3.99            (.01)           (.41)
   5/1/94 to 10/31/94** ...........      20.27          .01              .93               .94            0.00            0.00
   Year ended 4/30/94 .............      19.68         (.07)(c)         2.98              2.91            0.00           (2.32)
   Year ended 4/30/93 .............      18.16         (.06)(c)         3.23              3.17            (.03)          (1.62)
   Year ended 4/30/92 .............      16.88          .17(c)          3.67              3.84            (.21)          (2.35)
   Year ended 4/30/91 .............      14.38          .08(c)          3.22              3.30            (.09)           (.71)
   Year ended 4/30/90 .............      14.13          .01(b)(c)       1.26              1.27            0.00           (1.02)
   Year ended 4/30/89 .............      12.76         (.01)(c)         2.44              2.43            0.00           (1.06)
   10/23/87+ to 4/30/88 ...........      10.00         (.02)(c)         2.78              2.76            0.00            0.00
   Class C
   Year ended 10/31/97 ............     $29.22        $(.31)(b)        $8.45             $8.14           $0.00          $(1.03)
   Year ended 10/31/96 ............      24.79         (.12)            5.18              5.06            0.00            (.63)
   Year ended 10/31/95 ............      21.22         (.03)            4.02              3.99            (.01)           (.41)
   5/1/94 to 10/31/94** ...........      20.28          .01              .93               .94            0.00            0.00
   8/2/93++ to 4/30/94 ............      21.47         (.02)(c)         1.15              1.13            0.00           (2.32)
Premier Growth Fund
   Class A
   Year ended 11/30/97 ............     $17.98        $(.10)(b)        $5.20             $5.10           $0.00          $(1.08)
   Year ended 11/30/96 ............      16.09         (.04)(b)         3.20              3.16            0.00           (1.27)
   Year ended 11/30/95 ............      11.41         (.03)            5.38              5.35            0.00            (.67)
   Year ended 11/30/94 ............      11.78         (.09)            (.28)             (.37)           0.00            0.00
   Year ended 11/30/93 ............      10.79         (.05)            1.05              1.00            (.01)           0.00
   9/28/92+ to 11/30/92 ...........      10.00          .01              .78               .79            0.00            0.00
   Class B
   Year ended 11/30/97 ............     $17.52        $(.23)(b)        $5.05             $4.82           $0.00          $(1.08)
   Year ended 11/30/96 ............      15.81         (.14)(b)         3.12              2.98            0.00           (1.27)
   Year ended 11/30/95 ............      11.29         (.11)            5.30              5.19            0.00            (.67)
   Year ended 11/30/94 ............      11.72         (.15)            (.28)             (.43)           0.00            0.00
   Year ended 11/30/93 ............      10.79         (.10)            1.03               .93            0.00            0.00
   9/28/92+ to 11/30/92 ...........      10.00         0.00              .79               .79            0.00            0.00
   Class C
   Year ended 11/30/97 ............     $17.54        $(.24)(b)        $5.07             $4.83           $0.00          $(1.08)
   Year ended 11/30/96 ............      15.82         (.14)(b)         3.13              2.99            0.00           (1.27)
   Year ended 11/30/95 ............      11.30         (.08)            5.27              5.19            0.00            (.67)
   Year ended 11/30/94 ............      11.72         (.09)            (.33)             (.42)           0.00            0.00
   5/3/93++ to 11/30/93 ...........      10.48         (.05)            1.29              1.24            0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 18.

                                                                                     Total               Net Assets
                                               Total            Net Asset          Investment             At End Of
                                            Dividends             Value           Return Based              Period
                                                And               End Of          on Net Asset               (000's
  Fiscal Year or Period                    Distributions          Period            Value (a)               omitted)
   -------------------                     --------------       ----------        ------------           ------------
Alliance Fund
   Class A
   Year ended 11/30/97 ............           $(1.08)              $8.70               31.82%              $1,201,435
   Year ended 11/30/96 ............            (1.09)               7.71               16.49                  999,067
   Year ended 11/30/95 ............            (1.01)               7.72               37.87                  945,309
   1/1/94 to 11/30/94** ...........             0.00                6.63               (3.21)                 760,679
   Year ended 12/31/93 ............             (.78)               6.85               14.26                  831,814
   Year ended 12/31/92 ............             (.53)               6.68               14.70                  794,733
   Year ended 12/31/91 ............             (.70)               6.29               33.91                  748,226
   Year ended 12/31/90 ............            (1.42)               5.22               (4.36)                 620,374
   Year ended 12/31/89 ............             (.04)               6.87               23.42                  837,429
   Year ended 12/31/88 ............             (.43)               5.60               17.10                  760,619
   Class B
   Year ended 11/30/97 ............           $(1.06)              $8.25               30.74%              $   70,461
   Year ended 11/30/96 ............            (1.07)               7.40               15.47                   44,450
   Year ended 11/30/95 ............            (1.00)               7.49               36.61                   31,738
   1/1/94 to 11/30/94** ...........             0.00                6.50               (3.85)                  18,138
   Year ended 12/31/93 ............             (.76)               6.76               13.28                   12,402
   Year ended 12/31/92 ............             (.49)               6.64               13.75                    3,825
   3/4/91++ to 12/31/91 ...........             (.67)               6.27               13.10                      852
   Class C
   Year ended 11/30/97 ............           $(1.06)              $8.26               30.72%              $   18,871
   Year ended 11/30/96 ............            (1.07)               7.41               15.48                   13,899
   Year ended 11/30/95 ............            (1.00)               7.50               36.79                   10,078
   1/1/94 to 11/30/94** ...........             0.00                6.50               (3.99)                   6,230
   5/3/93++ to 12/31/93 ...........             (.76)               6.77               13.95                    4,006
Growth Fund (i)
   Class A
   Year ended 10/31/97 ............           $(1.03)             $43.95               29.54%              $  783,110
   Year ended 10/31/96 ............             (.82)              34.91               21.65                  499,459
   Year ended 10/31/95 ............             (.52)              29.48               20.18                  285,161
   5/1/94 to 10/31/94** ...........             0.00               25.08                4.98                  167,800
   Year ended 4/30/94 .............            (2.32)              23.89               15.66                  102,406
   Year ended 4/30/93 .............            (1.37)              22.67               18.89                   13,889
   Year ended 4/30/92 .............            (1.87)              20.31               23.61                    8,228
   9/4/90++ to 4/30/91 ............             (.06)              17.94               32.40                      713
   Class B
   Year ended 10/31/97 ............           $(1.03)             $36.31               28.64%              $3,578,806
   Year ended 10/31/96 ............             (.63)              29.21               20.82                2,498,097
   Year ended 10/31/95 ............             (.42)              24.78               19.33                1,052,020
   5/1/94 to 10/31/94** ...........             0.00               21.21                4.64                  751,521
   Year ended 4/30/94 .............            (2.32)              20.27               14.79                  394,227
   Year ended 4/30/93 .............            (1.65)              19.68               18.16                   56,704
   Year ended 4/30/92 .............            (2.56)              18.16               22.75                   37,845
   Year ended 4/30/91 .............             (.80)              16.88               24.72                   22,710
   Year ended 4/30/90 .............            (1.02)              14.38                8.81                   15,800
   Year ended 4/30/89 .............            (1.06)              14.13               20.31                    7,672
   10/23/87+ to 4/30/88 ...........             0.00               12.76               27.60                    1,938
   Class C
   Year ended 10/31/97 ............           $(1.03)             $36.33               28.66%              $  599,449
   Year ended 10/31/96 ............             (.63)              29.22               20.81                  403,478
   Year ended 10/31/95 ............             (.42)              24.79               19.32                  226,662
   5/1/94 to 10/31/94** ...........             0.00               21.22                4.64                  114,455
   8/2/93++ to 4/30/94 ............            (2.32)              20.28                5.27                   64,030
Premier Growth Fund
   Class A
   Year ended 11/30/97 ............           $(1.08)             $22.00               30.46%              $  373,099
   Year ended 11/30/96 ............            (1.27)              17.98               21.52                  172,870
   Year ended 11/30/95 ............             (.67)              16.09               49.95                   72,366
   Year ended 11/30/94 ............             0.00               11.41               (3.14)                  35,146
   Year ended 11/30/93 ............             (.01)              11.78                9.26                   40,415
   9/28/92+ to 11/30/92 ...........             0.00               10.79                7.90                    4,893
   Class B
   Year ended 11/30/97 ............           $(1.08)             $21.26               29.62%              $  858,449
   Year ended 11/30/96 ............            (1.27)              17.52               20.70                  404,137
   Year ended 11/30/95 ............             (.67)              15.81               49.01                  238,088
   Year ended 11/30/94 ............             0.00               11.29               (3.67)                 139,988
   Year ended 11/30/93 ............             0.00               11.72                8.64                  151,600
   9/28/92+ to 11/30/92 ...........             0.00               10.79                7.90                   19,941
   Class C
   Year ended 11/30/97 ............           $(1.08)             $21.29               29.64%              $  177,923
   Year ended 11/30/96 ............            (1.27)              17.54               20.76                   60,194
   Year ended 11/30/95 ............             (.67)              15.82               48.96                   20,679
   Year ended 11/30/94 ............             0.00               11.30               (3.58)                   7,332
   5/3/93++ to 11/30/93 ...........             0.00               11.72               11.83                    3,899

                                                           Ratio Of Net
                                          Ratio Of          Investment
                                          Expenses         Income (Loss)                            Average
                                         To Average          To Average          Portfolio         Commission
  Fiscal Year or Period                  Net Assets          Net Assets        Turnover Rate        Rate (k)
   -------------------                   -----------       -------------       -------------       ----------
Alliance Fund
   Class A
   Year ended 11/30/97 ...........          1.03%               (.29)%               158%         $0.0571
   Year ended 11/30/96 ...........          1.04                 .30                  80           0.0646
   Year ended 11/30/95 ...........          1.08                 .31                  81             --
   1/1/94 to 11/30/94** ..........          1.05*                .21*                 63             --
   Year ended 12/31/93 ...........          1.01                 .27                  66             --
   Year ended 12/31/92 ...........           .81                 .79                  58             --
   Year ended 12/31/91 ...........           .83                1.03                  74             --
   Year ended 12/31/90 ...........           .81                1.56                  71             --
   Year ended 12/31/89 ...........           .75                1.79                  81             --
   Year ended 12/31/88 ...........           .82                1.38                  65             --
   Class B
   Year ended 11/30/97 ...........          1.85%              (1.12)%               158%         $0.0571
   Year ended 11/30/96 ...........          1.87                (.53)                 80           0.0646
   Year ended 11/30/95 ...........          1.90                (.53)                 81             --
   1/1/94 to 11/30/94** ..........          1.89*               (.60)*                63             --
   Year ended 12/31/93 ...........          1.90                (.64)                 66             --
   Year ended 12/31/92 ...........          1.64                (.04)                 58             --
   3/4/91++ to 12/31/91 ..........          1.64*                .10*                 74             --
   Class C
   Year ended 11/30/97 ...........          1.83%              (1.10)%               158%         $0.0571
   Year ended 11/30/96 ...........          1.86                (.51)                 80           0.0646
   Year ended 11/30/95 ...........          1.89                (.51)                 81             --
   1/1/94 to 11/30/94** ..........          1.87*               (.59)*                63             --
   5/3/93++ to 12/31/93 ..........          1.94*               (.74)*                66             --
Growth Fund (i)
   Class A
   Year ended 10/31/97 ...........          1.26%(l)            (.25)%                48%         $0.0562
   Year ended 10/31/96 ...........          1.30                 .15                  46           0.0584
   Year ended 10/31/95 ...........          1.35                 .56                  61             --
   5/1/94 to 10/31/94** ..........          1.35*                .86*                 24             --
   Year ended 4/30/94 ............          1.40(f)              .32                  87             --
   Year ended 4/30/93 ............          1.40(f)              .20                  124            --
   Year ended 4/30/92 ............          1.40                1.44                  137            --
   9/4/90++ to 4/30/91 ...........          1.40*               1.99*                 130            --
   Class B
   Year ended 10/31/97 ...........          1.96%(l)            (.94)%                48%         $0.0562
   Year ended 10/31/96 ...........          1.99                (.54)                 46           0.0584
   Year ended 10/31/95 ...........          2.05                (.15)                 61             --
   5/1/94 to 10/31/94** ..........          2.05*                .16*                 24             --
   Year ended 4/30/94 ............          2.10(f)             (.36)                 87             --
   Year ended 4/30/93 ............          2.15(f)             (.53)                124             --
   Year ended 4/30/92 ............          2.15                 .78                 137             --
   Year ended 4/30/91 ............          2.10                 .56                 130             --
   Year ended 4/30/90 ............          2.00                 .07                 165             --
   Year ended 4/30/89 ............          2.00                (.03)                139             --
   10/23/87+ to 4/30/88 ..........          2.00*               (.40)*                52             --
   Class C
   Year ended 10/31/97 ...........          1.97%(l)            (.95)%                48%         $0.0562
   Year ended 10/31/96 ...........          2.00                (.55)                 46           0.0584
   Year ended 10/31/95 ...........          2.05                (.15)                 61             --
   5/1/94 to 10/31/94** ..........          2.05*                .16*                 24             --
   8/2/93++ to 4/30/94 ...........          2.10*(f)            (.31)*                87             --
Premier Growth Fund
   Class A
   Year ended 11/30/97 ...........          1.57%               (.52)%                76%         $0.0594
   Year ended 11/30/96 ...........          1.65                (.27)                 95           0.0651
   Year ended 11/30/95 ...........          1.75                (.28)                114             --
   Year ended 11/30/94 ...........          1.96                (.67)                 98             --
   Year ended 11/30/93 ...........          2.18                (.61)                 68             --
   9/28/92+ to 11/30/92 ..........          2.17*                .91*                  0             --
   Class B
   Year ended 11/30/97 ...........          2.25%              (1.20)%                76%         $0.0594
   Year ended 11/30/96 ...........          2.32                (.94)                 95           0.0651
   Year ended 11/30/95 ...........          2.43                (.95)                114             --
   Year ended 11/30/94 ...........          2.47               (1.19)                 98             --
   Year ended 11/30/93 ...........          2.70               (1.14)                 68             --
   9/28/92+ to 11/30/92 ..........          2.68*                .35*                  0             --
   Class C
   Year ended 11/30/97 ...........          2.24%              (1.22)%                76%         $0.0594
   Year ended 11/30/96 ...........          2.32                (.94)                 95           0.0651
   Year ended 11/30/95 ...........          2.42                (.97)                114             --
   Year ended 11/30/94 ...........          2.47               (1.16)                 98             --
   5/3/93++ to 11/30/93 ..........          2.79*              (1.35)*                68             --


--------------------------------------------------------------------------------

                                         Net                            Net             Net
                                        Asset                       Realized and      Increase
                                        Value                        Unrealized     (Decrease) In   Dividends From  Distributions
                                     Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period                 Period      Income (Loss)    Investments   From Operations       Income     Realized Gains
   -------------------               ------------  --------------  --------------  ---------------  --------------  --------------
Technology Fund
   Class A
   Year ended 11/30/97 ............     $51.15        $(.51)(b)        $4.22             $3.71           $0.00           $(.42)
   Year ended 11/30/96 ............      46.64         (.39)(b)         7.28              6.89            0.00           (2.38)
   Year ended 11/30/95 ............      31.98         (.30)           18.13             17.83            0.00           (3.17)
   1/1/94 to 11/30/94** ...........      26.12         (.32)            6.18              5.86            0.00            0.00
   Year ended 12/31/93 ............      28.20         (.29)            6.39              6.10            0.00           (8.18)
   Year ended 12/31/92 ............      26.38         (.22)(b)         4.31              4.09            0.00           (2.27)
   Year ended 12/31/91 ............      19.44         (.02)           10.57             10.55            0.00           (3.61)
   Year ended 12/31/90 ............      21.57         (.03)            (.56)             (.59)           0.00           (1.54)
   Year ended 12/31/89 ............      20.35         0.00             1.22              1.22            0.00            0.00
   Year ended 12/31/88 ............      20.22         (.03)(c)          .16               .13            0.00            0.00

   Class B
   Year ended 11/30/97 ............     $49.76        $(.88)(b)        $4.12             $3.24           $0.00           $(.42)
   Year ended 11/30/96 ............      45.76         (.70)(b)         7.08              6.38            0.00           (2.38)
   Year ended 11/30/95 ............      31.61         (.60)(b)        17.92             17.32            0.00           (3.17)
   1/1/94 to 11/30/94** ...........      25.98         (.23)            5.86              5.63            0.00            0.00
   5/3/93++ to 12/31/93 ...........      27.44         (.12)            6.84              6.72            0.00           (8.18)

   Class C
   Year ended 11/30/97 ............     $49.76        $(.88)(b)        $4.11             $3.23           $0.00           $(.42)
   Year ended 11/30/96 ............      45.77         (.70)(b)         7.07              6.37            0.00           (2.38)
   Year ended 11/30/95 ............      31.61         (.58)(b)        17.91             17.33            0.00           (3.17)
   1/1/94 to 11/30/94** ...........      25.98         (.24)            5.87              5.63            0.00            0.00
   5/3/93++ to 12/31/93 ...........      27.44         (.13)            6.85              6.72            0.00           (8.18)

Quasar Fund
   Class A
   Year ended 9/30/97 .............     $27.92        $(.24)(b)        $6.80             $6.56           $0.00          $(4.11)
   Year ended 9/30/96 .............      24.16         (.25)            8.82              8.57            0.00           (4.81)
   Year ended 9/30/95 .............      22.65         (.22)(b)         5.59              5.37            0.00           (3.86)
   Year ended 9/30/94 .............      24.43         (.60)            (.36)             (.96)           0.00            (.82)
   Year ended 9/30/93 .............      19.34         (.41)            6.38              5.97            0.00            (.88)
   Year ended 9/30/92 .............      21.27         (.24)           (1.53)            (1.77)           0.00            (.16)
   Year ended 9/30/91 .............      15.67         (.05)            5.71              5.66            (.06)           0.00
   Year ended 9/30/90 .............      24.84          .03(b)         (7.18)            (7.15)           0.00           (2.02)
   Year ended 9/30/89 .............      17.60          .02(b)          7.40              7.42            0.00            (.18)
   Year ended 9/30/88 .............      24.47         (.08)(c)        (2.08)            (2.16)           0.00           (4.71)

   Class B
   Year ended 9/30/97 .............     $26.13        $(.42)(b)       $(6.23)            $5.81           $0.00          $(4.11)
   Year ended 9/30/96 .............      23.03         (.20)            8.11              7.91            0.00           (4.81)
   Year ended 9/30/95 .............      21.92         (.37)(b)         5.34              4.97            0.00           (3.86)
   Year ended 9/30/94 .............      23.88         (.53)            (.61)            (1.14)           0.00            (.82)
   Year ended 9/30/93 .............      19.07         (.18)            5.87              5.69            0.00            (.88)
   Year ended 9/30/92 .............      21.14         (.39)           (1.52)            (1.91)           0.00            (.16)
   Year ended 9/30/91 .............      15.66         (.13)            5.67              5.54            (.06)           0.00
   9/17/90++ to 9/30/90 ...........      17.17         (.01)           (1.50)            (1.51)           0.00            0.00

   Class C
   Year ended 9/30/97 .............     $26.14        $(.42)(b)        $6.24             $5.82           $0.00          $(4.11)
   Year ended 9/30/96 .............      23.05         (.20)            8.10              7.90            0.00           (4.81)
   Year ended 9/30/95 .............      21.92         (.37)(b)         5.36              4.99            0.00           (3.86)
   Year ended 9/30/94 .............      23.88         (.36)            (.78)            (1.14)           0.00            (.82)
   5/3/93++ to 9/30/93 ............      20.33         (.10)            3.65              3.55            0.00            0.00

International Fund
   Class A
   Year ended 6/30/97 .............     $18.32         $.06(b)         $1.51             $1.57           $(.12)         $(1.08)
   Year ended 6/30/96 .............      16.81          .05(b)          2.51              2.56            0.00           (1.05)
   Year ended 6/30/95 .............      18.38          .04              .01               .05            0.00           (1.62)
   Year ended 6/30/94 .............      16.01         (.09)            3.02              2.93            0.00            (.56)
   Year ended 6/30/93 .............      14.98         (.01)            1.17              1.16            (.04)           (.09)
   Year ended 6/30/92 .............      14.00          .01(b)          1.04              1.05            (.07)           0.00
   Year ended 6/30/91 .............      17.99          .05            (3.54)            (3.49)           (.03)           (.47)
   Year ended 6/30/90 .............      17.24          .03             2.87              2.90            (.04)          (2.11)
   Year ended 6/30/89 .............      16.09          .05             3.73              3.78            (.13)          (2.50)
   Year ended 6/30/88 .............      23.70          .17            (1.22)            (1.05)           (.21)          (6.35)

   Class B
   Year ended 6/30/97 .............     $17.45        $(.09)(b)        $1.43             $1.34           $0.00          $(1.08)
   Year ended 6/30/96 .............      16.19         (.07)(b)         2.38              2.31            0.00           (1.05)
   Year ended 6/30/95 .............      17.90         (.01)            (.08)             (.09)           0.00           (1.62)
   Year ended 6/30/94 .............      15.74         (.19)(b)         2.91              2.72            0.00            (.56)
   Year ended 6/30/93 .............      14.81         (.12)            1.14              1.02            0.00            (.09)
   Year ended 6/30/92 .............      13.93         (.11)(b)         1.02               .91            (.03)           0.00
   9/17/90++ to 6/30/91 ...........      15.52          .03            (1.12)            (1.09)           (.03)           (.47)

   Class C
   Year ended 6/30/97 .............     $17.46        $(.09)(b)        $1.44             $1.35           $0.00          $(1.08)
   Year ended 6/30/96 .............      16.20         (.07)(b)         2.38              2.31            0.00           (1.05)
   Year ended 6/30/95 .............      17.91         (.14)             .05              (.09)           0.00           (1.62)
   Year ended 6/30/94 .............      15.74         (.11)            2.84              2.73            0.00            (.56)
   5/3/93++ to 6/30/93 ............      15.93         0.00             (.19)             (.19)           0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 18.

                                                                                      Total               Net Assets
                                               Total            Net Asset          Investment             At End Of
                                            Dividends             Value           Return Based              Period
                                                And               End Of          on Net Asset               (000's
  Fiscal Year or Period                    Distributions          Period            Value (a)               omitted)
   -------------------                     --------------       ----------        ------------           ------------
Technology Fund
   Class A
   Year ended 11/30/97 ............            $(.42)             $54.44                7.32%              $  624,716
   Year ended 11/30/96 ............            (2.38)              51.15               16.05                  594,861
   Year ended 11/30/95 ............            (3.17)              46.64               61.93                  398,262
   1/1/94 to 11/30/94** ...........             0.00               31.98               22.43                  202,929
   Year ended 12/31/93 ............            (8.18)              26.12               21.63                  173,732
   Year ended 12/31/92 ............            (2.27)              28.20               15.50                  173,566
   Year ended 12/31/91 ............            (3.61)              26.38               54.24                  191,693
   Year ended 12/31/90 ............            (1.54)              19.44               (3.08)                 131,843
   Year ended 12/31/89 ............             0.00               21.57                6.00                  141,730
   Year ended 12/31/88 ............             0.00               20.35                0.64                  169,856
   Class B
   Year ended 11/30/97 ............            $(.42)             $52.58                6.57%              $1,053,436
   Year ended 11/30/96 ............            (2.38)              49.76               15.20                  660,921
   Year ended 11/30/95 ............            (3.17)              45.76               60.95                  277,111
   1/1/94 to 11/30/94** ...........             0.00               31.61               21.67                   18,397
   5/3/93++ to 12/31/93 ...........            (8.18)              25.98               24.49                    1,645
   Class C
   Year ended 11/30/97 ............            $(.42)             $52.57               6.55%               $  184,194
   Year ended 11/30/96 ............            (2.38)              49.76               15.17                  108,488
   Year ended 11/30/95 ............            (3.17)              45.77               60.98                   43,161
   1/1/94 to 11/30/94** ...........             0.00               31.61               21.67                    7,470
   5/3/93++ to 12/31/93 ...........            (8.18)              25.98               24.49                    1,096
Quasar Fund
   Class A
   Year ended 9/30/97 .............           $(4.11)             $30.37               27.81%              $  402,081
   Year ended 9/30/96 .............            (4.81)              27.92               42.42                  229,798
   Year ended 9/30/95 .............            (3.86)              24.16               30.73                  146,663
   Year ended 9/30/94 .............             (.82)              22.65               (4.05)                 155,470
   Year ended 9/30/93 .............             (.88)              24.43               31.58                  228,874
   Year ended 9/30/92 .............             (.16)              19.34               (8.34)                 252,140
   Year ended 9/30/91 .............             (.06)              21.27               36.28                  333,806
   Year ended 9/30/90 .............            (2.02)              15.67               (30.81)                251,102
   Year ended 9/30/89 .............             (.18)              24.84               42.68                  263,099
   Year ended 9/30/88 .............            (4.71)              17.60               (8.61)                  90,713
   Class B
   Year ended 9/30/97 .............           $(4.11)             $27.83               26.70%              $  503,037
   Year ended 9/30/96 .............            (4.81)              26.13               41.48                  112,490
   Year ended 9/30/95 .............            (3.86)              23.03               29.78                   16,604
   Year ended 9/30/94 .............             (.82)              21.92               (4.92)                  13,901
   Year ended 9/30/93 .............             (.88)              23.88               30.53                   16,779
   Year ended 9/30/92 .............             (.16)              19.07               (9.05)                   9,454
   Year ended 9/30/91 .............             (.06)              21.14               35.54                    7,346
   9/17/90++ to 9/30/90 ...........             0.00               15.66               (8.79)                      71
   Class C
   Year ended 9/30/97 .............           $(4.11)             $27.85               26.74%              $  145,494
   Year ended 9/30/96 .............            (4.81)              26.14               41.46                   28,541
   Year ended 9/30/95 .............            (3.86)              23.05               29.87                    1,611
   Year ended 9/30/94 .............             (.82)              21.92               (4.92)                   1,220
   5/3/93++ to 9/30/93 ............             0.00               23.88               17.46                      118
International Fund
   Class A
   Year ended 6/30/97 .............           $(1.20)             $18.69                9.30%              $  190,173
   Year ended 6/30/96 .............            (1.05)              18.32               15.83                  196,261
   Year ended 6/30/95 .............            (1.62)              16.81                 .59                  165,584
   Year ended 6/30/94 .............             (.56)              18.38               18.68                  201,916
   Year ended 6/30/93 .............             (.13)              16.01                7.86                  161,048
   Year ended 6/30/92 .............             (.07)              14.98                7.52                  179,807
   Year ended 6/30/91 .............             (.50)              14.00              (19.34)                 214,442
   Year ended 6/30/90 .............            (2.15)              17.99               16.98                  265,999
   Year ended 6/30/89 .............            (2.63)              17.24               27.65                  166,003
   Year ended 6/30/88 .............            (6.56)              16.09               (4.20)                 132,319
   Class B
   Year ended 6/30/97 .............           $(1.08)             $17.71                8.37%              $   77,725
   Year ended 6/30/96 .............            (1.05)              17.45               14.87                   72,470
   Year ended 6/30/95 .............            (1.62)              16.19                (.22)                  48,998
   Year ended 6/30/94 .............             (.56)              17.90               17.65                   29,943
   Year ended 6/30/93 .............             (.09)              15.74                6.98                    6,363
   Year ended 6/30/92 .............             (.03)              14.81                6.54                    5,585
   9/17/90++ to 6/30/91 ...........             (.50)              13.93               (6.97)                   3,515
   Class C
   Year ended 6/30/97 .............           $(1.08)             $17.73                8.42%              $   23,268
   Year ended 6/30/96 .............            (1.05)              17.46               14.85                   26,965
   Year ended 6/30/95 .............            (1.62)              16.20                (.22)                  19,395
   Year ended 6/30/94 .............             (.56)              17.91               17.72                   13,503
   5/3/93++ to 6/30/93 ............             0.00               15.74               (1.19)                     229

                                                           Ratio Of Net
                                          Ratio Of          Investment
                                          Expenses         Income (Loss)                          Average
                                         To Average          To Average          Portfolio       Commission
  Fiscal Year or Period                  Net Assets          Net Assets        Turnover Rate      Rate (k)
   -------------------                   -----------       -------------       -------------    ----------
Technology Fund
   Class A
   Year ended 11/30/97 ............        1.67%(l)            (.97)%                51%        $0.0564
   Year ended 11/30/96 ............        1.74                (.87)                 30          0.0612
   Year ended 11/30/95 ............        1.75                (.77)                 55             --
   1/1/94 to 11/30/94** ...........        1.66*              (1.22)*                55             --
   Year ended 12/31/93 ............        1.73               (1.32)                 64             --
   Year ended 12/31/92 ............        1.61                (.90)                 73             --
   Year ended 12/31/91 ............        1.71                (.20)                134             --
   Year ended 12/31/90 ............        1.77                (.18)                147             --
   Year ended 12/31/89 ............        1.66                 .02                 139             --
   Year ended 12/31/88 ............        1.42                (.16)                139             --
   Class B
   Year ended 11/30/97 ............        2.38%(l)           (1.70)%                51%        $0.0564
   Year ended 11/30/96 ............        2.44               (1.61)                 30          0.0612
   Year ended 11/30/95 ............        2.48               (1.47)                 55             --
   1/1/94 to 11/30/94** ...........        2.43*              (1.95)*                55             --
   5/3/93++ to 12/31/93 ...........        2.57*              (2.30)*                64             --
   Class C
   Year ended 11/30/97 ............        2.38%(l)           (1.70)%                51%        $0.0564
   Year ended 11/30/96 ............        2.44               (1.60)                 30          0.0612
   Year ended 11/30/95 ............        2.48               (1.47)                 55             --
   1/1/94 to 11/30/94** ...........        2.41*              (1.94)*                55             --
   5/3/93++ to 12/31/93 ...........        2.52*              (2.25)*                64             --
Quasar Fund
   Class A
   Year ended 9/30/97 .............        1.67%               (.91)%               135%        $0.0536
   Year ended 9/30/96 .............        1.79               (1.11)                168          0.0596
   Year ended 9/30/95 .............        1.83               (1.06)                160             --
   Year ended 9/30/94 .............        1.67               (1.15)                110             --
   Year ended 9/30/93 .............        1.65               (1.00)                102             --
   Year ended 9/30/92 .............        1.62                (.89)                128             --
   Year ended 9/30/91 .............        1.64                (.22)                118             --
   Year ended 9/30/90 .............        1.66                 .16                  90             --
   Year ended 9/30/89 .............        1.73                 .10                  90             --
   Year ended 9/30/88 .............        1.28                (.40)                 58             --
   Class B
   Year ended 9/30/97 .............        2.51%              (1.73)%               135%        $0.0536
   Year ended 9/30/96 .............        2.62               (1.96)                168          0.0596
   Year ended 9/30/95 .............        2.65               (1.88)                160             --
   Year ended 9/30/94 .............        2.50               (1.98)                110             --
   Year ended 9/30/93 .............        2.46               (1.81)                102             --
   Year ended 9/30/92 .............        2.42               (1.67)                128             --
   Year ended 9/30/91 .............        2.41               (1.28)                118             --
   9/17/90++ to 9/30/90 ...........        2.09*               (.26)*                90             --
   Class C
   Year ended 9/30/97 .............        2.50%               (1.72)%              135%        $0.0536
   Year ended 9/30/96 .............        2.61                (1.94)               168          0.0596
   Year ended 9/30/95 .............        2.64*               (1.76)*              160             --
   Year ended 9/30/94 .............        2.48                (1.96)               110             --
   5/3/93++ to 9/30/93 ............        2.49*               (1.90)*              102             --
International Fund
   Class A
   Year ended 6/30/97 .............        1.74%(l)             .31%                 94%        $0.0363
   Year ended 6/30/96 .............        1.72                 .31                  78             --
   Year ended 6/30/95 .............        1.73                 .26                 119             --
   Year ended 6/30/94 .............        1.90                (.50)                 97             --
   Year ended 6/30/93 .............        1.88                (.14)                 94             --
   Year ended 6/30/92 .............        1.82                 .07                  72             --
   Year ended 6/30/91 .............        1.73                 .37                  71             --
   Year ended 6/30/90 .............        1.45                 .33                  37             --
   Year ended 6/30/89 .............        1.41                 .39                  87             --
   Year ended 6/30/88 .............        1.41                 .84                  55             --
   Class B
   Year ended 6/30/97 .............        2.59%(l)            (.51)%                94%        $0.0363
   Year ended 6/30/96 .............        2.55                (.46)                 78             --
   Year ended 6/30/95 .............        2.57                (.62)                119             --
   Year ended 6/30/94 .............        2.78                (1.15)                97             --
   Year ended 6/30/93 .............        2.70                (.96)                 94             --
   Year ended 6/30/92 .............        2.68                (.70)                 72             --
   9/17/90++ to 6/30/91 ...........        3.39*                .84*                 71             --
   Class C
   Year ended 6/30/97 .............        2.58%(l)            (.51)%                94%        $0.0363
   Year ended 6/30/96 .............        2.53                (.47)                 78             --
   Year ended 6/30/95 .............        2.54                (.88)                119             --
   Year ended 6/30/94 .............        2.78                (1.12)                97             --
   5/3/93++ to 6/30/93 ............        2.57*                .08*                 94             --

--------------------------------------------------------------------------------

                                           Net                                      Net               Net
                                          Asset                                 Realized and        Increase
                                          Value                                  Unrealized       (Decrease) In       Dividends From
                                       Beginning Of        Net Investment      Gain (Loss) On    Net Asset Value      Net Investment
  Fiscal Year or Period                   Period            Income (Loss)        Investments     From Operations           Income
   -------------------                 ------------        --------------      --------------    ---------------      --------------

Worldwide Privatization Fund
   Class A
   Year ended 6/30/97........             $12.13              $ .15(b)             $2.55               $2.70              $ (.15)
   Year ended 6/30/96........              10.18                .10(b)              1.85                1.95                0.00
   Year ended 6/30/95........               9.75                .06                  .37                 .43                0.00
   6/2/94+ to 6/30/94........              10.00                .01                 (.26)               (.25)               0.00
   Class B
   Year ended 6/30/97........             $11.96              $ .08(b)             $2.50               $2.58              $ (.08)
   Year ended 6/30/96........              10.10               (.02)                1.88                1.86                0.00
   Year ended 6/30/95........               9.74                .02                  .34                 .36                0.00
   6/2/94+ to 6/30/94........              10.00                .00                 (.26)               (.26)               0.00
   Class C
   Year ended 6/30/97........             $11.96              $ .12(b)             $2.46               $2.58              $ (.08)
   Year ended 6/30/96........              10.10                .03                 1.83                1.86                0.00
   2/8/95++ to 6/30/95.......               9.53                .05                  .52                 .57                0.00
New Europe Fund
   Class A
   Year ended 7/31/97........             $15.84              $ .07(b)             $4.20               $4.27              $ (.15)
   Year ended 7/31/96........              15.11                .18                 1.02                1.20                0.00
   Year ended 7/31/95........              12.66                .04                 2.50                2.54                (.09)
   Period ended 7/31/94**....              12.53                .09                  .04                 .13                0.00
   Year ended 2/28/94........               9.37                .02(b)              3.14                3.16                0.00
   Year ended 2/28/93........               9.81                .04                 (.33)               (.29)               (.15)
   Year ended 2/29/92........               9.76                .02(b)               .05                 .07                (.02)
   4/2/90+ to 2/28/91........              11.11(e)             .26                 (.91)               (.65)               (.26)
   Class B
   Year ended 7/31/97........             $15.31              $(.04)(b)            $4.02               $3.98               $0.00
   Year ended 7/31/96........              14.71                .08                  .99                1.07                0.00
   Year ended 7/31/95........              12.41               (.05)                2.44                2.39                (.09)
   Period ended 7/31/94**....              12.32                .07                  .02                 .09                0.00
   Year ended 2/28/94........               9.28               (.05)(b)             3.09                3.04                0.00
   Year ended 2/28/93........               9.74               (.02)                (.33)               (.35)               (.11)
   3/5/91++ to 2/29/92.......               9.84               (.04)(b)             (.04)               (.08)               (.02)
   Class C
   Year ended 7/31/97........             $15.33              $(.04)(b)            $4.02               $3.98               $0.00
   Year ended 7/31/96........              14.72                .08                 1.00                1.08                0.00
   Year ended 7/31/95........              12.42               (.07)                2.46                2.39                (.09)
   Period ended 7/31/94**....              12.33                .06                  .03                 .09                0.00
   5/3/93++ to 2/28/94.......              10.21               (.04)(b)             2.16                2.12                0.00
All-Asia Investment Fund
   Class A
   Year ended 10/31/97.......             $11.04              $(.21)(b)(c)        $(2.95)             $(3.16)              $0.00
   Year ended 10/31/96.......              10.45               (.21)(b)(c)           .88                 .67                0.00
   11/28/94+ to 10/31/95.....              10.00               (.19)(c)              .64                 .45                0.00
   Class B
   Year ended 10/31/97.......             $10.90              $(.28)(b)(c)        $(2.89)             $(3.17)              $0.00
   Year ended 10/31/96.......              10.41               (.28)(b)(c)           .85                 .57                0.00
   11/28/94+ to 10/31/95.....              10.00               (.25)(c)              .66                 .41                0.00
   Class C
   Year ended 10/31/97.......             $10.91              $(.27)(b)(c)        $(2.90)             $(3.17)              $0.00
   Year ended 10/31/96.......              10.41               (.28)(b)(c)           .86                 .58                0.00
   11/28/94+ to 10/31/95.....              10.00               (.35)(c)              .76                 .41                0.00
Global Small Cap Fund
   Class A
   Year ended 7/31/97........             $11.61              $(.15)(b)            $2.97               $2.82               $0.00
   Year ended 7/31/96........              10.38               (.14)(b)             1.90                1.76                0.00
   Year ended 7/31/95........              11.08               (.09)                1.50                1.41                0.00
   Period ended 7/31/94**....              11.24               (.15)(b)             (.01)               (.16)               0.00
   Year ended 9/30/93........               9.33               (.15)                2.49                2.34                0.00
   Year ended 9/30/92........              10.55               (.16)               (1.03)              (1.19)               0.00
   Year ended 9/30/91........               8.26               (.06)                2.35                2.29                0.00
   Year ended 9/30/90........              15.54               (.05)(b)            (4.12)              (4.17)               0.00
   Year ended 9/30/89........              11.41               (.03)                4.25                4.22                0.00
   Year ended 9/30/88........              15.07               (.05)               (1.83)              (1.88)               0.00
   Class B
   Year ended 7/31/97........             $11.03              $(.21)(b)            $2.77               $2.56               $0.00
   Year ended 7/31/96........               9.95               (.20)(b)             1.81                1.61                0.00
   Year ended 7/31/95........              10.78               (.12)                1.40                1.28                0.00
   Period ended 7/31/94**....              11.00               (.17)(b)             (.05)               (.22)               0.00
   Year ended 9/30/93........               9.20               (.15)                2.38                2.23                0.00
   Year ended 9/30/92........              10.49               (.20)               (1.06)              (1.26)               0.00
   Year ended 9/30/91........               8.26               (.07)                2.30                2.23                0.00
   9/17/90++ to 9/30/90......               9.12               (.01)                (.85)               (.86)               0.00
   Class C
   Year ended 7/31/97........             $11.05              $(.22)(b)            $2.78               $2.56               $0.00
   Year ended 7/31/96........               9.96               (.20)(b)             1.82                1.62                0.00
   Year ended 7/31/95........              10.79               (.17)                1.45                1.28                0.00
   Period ended 7/31/94**....              11.00               (.17)(b)             (.04)               (.21)               0.00
   5/3/93++ to 9/30/93.......               9.86               (.05)                1.19                1.14                0.00



                                    Distributions
                                     In Excess Of        Distributions
                                    Net Investment          From Net
  Fiscal Year or Period                 Income           Realized Gains
   -------------------              --------------       --------------
Worldwide Privatization Fund
   Class A
   Year ended 6/30/97........            $0.00              $(1.42)
   Year ended 6/30/96........             0.00                0.00
   Year ended 6/30/95........             0.00                0.00
   6/2/94+ to 6/30/94........             0.00                0.00
   Class B
   Year ended 6/30/97........            $0.00              $(1.42)
   Year ended 6/30/96........             0.00                0.00
   Year ended 6/30/95........             0.00                0.00
   6/2/94+ to 6/30/94........             0.00                0.00
   Class C
   Year ended 6/30/97........            $0.00              $(1.42
   Year ended 6/30/96........             0.00                0.00
   2/8/95++ to 6/30/95.......             0.00                0.00
New Europe Fund
   Class A
   Year ended 7/31/97........           $ (.03)            $ (1.32)
   Year ended 7/31/96........             0.00                (.47)
   Year ended 7/31/95........             0.00                0.00
   Period ended 7/31/94**....             0.00                0.00
   Year ended 2/28/94........             0.00                0.00
   Year ended 2/28/93........             0.00                0.00
   Year ended 2/29/92........             0.00                0.00
   4/2/90+ to 2/28/91........             0.00                (.44)
   Class B
   Year ended 7/31/97........           $ (.10)             $(1.32)
   Year ended 7/31/96........             0.00                (.47)
   Year ended 7/31/95........             0.00                0.00
   Period ended 7/31/94**....             0.00                0.00
   Year ended 2/28/94........             0.00                0.00
   Year ended 2/28/93........             0.00                0.00
   3/5/91++ to 2/29/92.......             0.00                0.00
   Class C
   Year ended 7/31/97........           $ (.10)             $(1.32)
   Year ended 7/31/96........             0.00                (.47)
   Year ended 7/31/95........             0.00                0.00
   Period ended 7/31/94**....             0.00                0.00
   5/3/93++ to 2/28/94.......             0.00                0.00
All-Asia Investment Fund
   Class A
   Year ended 10/31/97.......            $0.00              $ (.34)
   Year ended 10/31/96.......             0.00                (.08)
   11/28/94+ to 10/31/95.....             0.00                0.00
   Class B
   Year ended 10/31/97.......            $0.00              $ (.34)
   Year ended 10/31/96.......             0.00                (.08)
   11/28/94+ to 10/31/95.....             0.00                0.00
   Class C
   Year ended 10/31/97.......            $0.00              $ (.34)
   Year ended 10/31/96.......             0.00                (.08)
   11/28/94+ to 10/31/95.....             0.00                0.00
Global Small Cap Fund
   Class A
   Year ended 7/31/97........            $0.00             $ (1.56)
   Year ended 7/31/96........             0.00                (.53)
   Year ended 7/31/95........             0.00               (2.11)(j)
   Period ended 7/31/94**....             0.00                0.00
   Year ended 9/30/93........             0.00                (.43)
   Year ended 9/30/92........             0.00                (.03)
   Year ended 9/30/91........             0.00                0.00
   Year ended 9/30/90........             0.00               (3.11)
   Year ended 9/30/89........             0.00                (.09)
   Year ended 9/30/88........             0.00               (1.78)
   Class B
   Year ended 7/31/97........            $0.00             $ (1.56)
   Year ended 7/31/96........             0.00                (.53)
   Year ended 7/31/95........             0.00               (2.11)(j)
   Period ended 7/31/94**....             0.00                0.00
   Year ended 9/30/93........             0.00                (.43)
   Year ended 9/30/92........             0.00                (.03)
   Year ended 9/30/91........             0.00                0.00
   9/17/90++ to 9/30/90......             0.00                0.00
   Class C
   Year ended 7/31/97........            $0.00             $ (1.56)
   Year ended 7/31/96........             0.00                (.53)
   Year ended 7/31/95........             0.00               (2.11)(j)
   Period ended 7/31/94**....             0.00                0.00
   5/3/93++ to 9/30/93.......             0.00                0.00

--------------------------------------------------------------------------------
Please refer to footnotes on page 18.

                                                                          Total           Net Assets
                                       Total           Net Asset        Investment        At End Of
                                     Dividends           Value         Return Based         Period
                                        And              End Of        on Net Asset         (000's
  Fiscal Year or Period            Distributions         Period          Value (a)         omitted)
  ---------------------            -------------       ---------       ------------       ----------
Worldwide Privatization Fund
   Class A
   Year ended 6/30/97........         $(1.57)             $13.26          25.16%           $561,793
   Year ended 6/30/96........           0.00               12.13          19.16             672,732
   Year ended 6/30/95........           0.00               10.18           4.41              13,535
   6/2/94+ to 6/30/94........           0.00                9.75          (2.50)              4,990
   Class B
   Year ended 6/30/97........         $(1.50)             $13.04          24.34%           $121,173
   Year ended 6/30/96........           0.00               11.96          18.42             83,050
   Year ended 6/30/95........           0.00               10.10           3.70             79,359
   6/2/94+ to 6/30/94........           0.00                9.74          (2.60)            22,859
   Class C
   Year ended 6/30/97........         $(1.50)             $13.04          24.33%           $ 12,929
   Year ended 6/30/96........           0.00               11.96          18.42               2,383
   2/8/95++ to 6/30/95.......           0.00               10.10           5.98                 338
New Europe Fund
   Class A
   Year ended 7/31/97........         $(1.50)             $18.61          28.78%           $ 78,578
   Year ended 7/31/96........           (.47)              15.84           8.20              74,026
   Year ended 7/31/95........           (.09)              15.11          20.22              86,112
   Period ended 7/31/94**....           0.00               12.66           1.04              86,739
   Year ended 2/28/94........           0.00               12.53          33.73              90,372
   Year ended 2/28/93........           (.15)               9.37          (2.82)             79,285
   Year ended 2/29/92........           (.02)               9.81            .74             108,510
   4/2/90+ to 2/28/91........           (.70)               9.76          (5.63)            188,016
   Class B
   Year ended 7/31/97........         $(1.42)             $17.87          27.76%           $ 66,032
   Year ended 7/31/96........           (.47)              15.31           7.53              42,662
   Year ended 7/31/95........           (.09)              14.71          19.42              34,527
   Period ended 7/31/94**....           0.00               12.41            .73              31,404
   Year ended 2/28/94........           0.00               12.32          32.76              20,729
   Year ended 2/28/93........           (.11)               9.28          (3.49)              1,732
   3/5/91++ to 2/29/92.......           (.02)               9.74            .03               1,423
   Class C
   Year ended 7/31/97........         $(1.42)             $17.89          27.73%           $ 16,907
   Year ended 7/31/96........           (.47)              15.33           7.59              10,141
   Year ended 7/31/95........           (.09)              14.72          19.40               7,802
   Period ended 7/31/94**....           0.00               12.42            .73              11,875
   5/3/93++ to 2/28/94.......           0.00               12.33          20.77              10,886
All-Asia Investment Fund
   Class A
   Year ended 10/31/97.......         $ (.34)             $ 7.54         (29.61)%          $  5,916
   Year ended 10/31/96.......           (.08)              11.04           6.43              12,284
   11/28/94+ to 10/31/95.....           0.00               10.45           4.50               2,870
   Class B
   Year ended 10/31/97.......         $ (.34)             $ 7.39         (30.09)%          $ 11,439
   Year ended 10/31/96.......           (.08)              10.90           5.49              23,784
   11/28/94+ to 10/31/95.....           0.00               10.41           4.10               5,170
   Class C
   Year ended 10/31/97.......         $ (.34)             $ 7.40         (30.06)%          $  1,859
   Year ended 10/31/96.......           (.08)              10.91           5.59               4,228
   11/28/94+ to 10/31/95.....           0.00               10.41           4.10                 597
Global Small Cap Fund
   Class A
   Year ended 7/31/97........         $(1.56)             $12.87          26.47%           $ 85,217
   Year ended 7/31/96........           (.53)              11.61          17.46              68,623
   Year ended 7/31/95........          (2.11)              10.38          16.62              60,057
   Period ended 7/31/94**....           0.00               11.08          (1.42)             61,372
   Year ended 9/30/93........           (.43)              11.24          25.83              65,713
   Year ended 9/30/92........           (.03)               9.33         (11.30)             58,491
   Year ended 9/30/91........           0.00               10.55          27.72              84,370
   Year ended 9/30/90........          (3.11)               8.26         (31.90)             68,316
   Year ended 9/30/89........           (.09)              15.54          37.34             113,583
   Year ended 9/30/88........          (1.78)              11.41          (8.11)             90,071
   Class B
   Year ended 7/31/97........         $(1.56)             $12.03          25.42%           $ 31,946
   Year ended 7/31/96........           (.53)              11.03          16.69              14,247
   Year ended 7/31/95........          (2.11)               9.95          15.77               5,164
   Period ended 7/31/94**....           0.00               10.78          (2.00)              3,889
   Year ended 9/30/93........           (.43)              11.00          24.97               1,150
   Year ended 9/30/92........           (.03)               9.20         (12.03)                819
   Year ended 9/30/91........           0.00               10.49          27.00                 121
   9/17/90++ to 9/30/90......           0.00                8.26          (9.43)                183
   Class C
   Year ended 7/31/97........         $(1.56)             $12.05          25.37%           $  8,718
   Year ended 7/31/96........           (.53)              11.05          16.77               4,119
   Year ended 7/31/95........          (2.11)               9.96          15.75               1,407
   Period ended 7/31/94**....           0.00               10.79          (1.91)              1,330
   5/3/93++ to 9/30/93.......           0.00               11.00          11.56                 261

                                                       Ratio Of Net
                                      Ratio Of          Investment
                                      Expenses         Income (Loss)                        Average
                                     To Average         To Average        Portfolio        Commission
  Fiscal Year or Period              Net Assets         Net Assets      Turnover Rate       Rate (k)
  ---------------------              ----------         ----------      -------------       --------
Worldwide Privatization Fund
   Class A
   Year ended 6/30/97........           1.72%               1.27%             48%            $0.0132
   Year ended 6/30/96........           1.87                 .95              28                --
   Year ended 6/30/95........           2.56                 .66              36                --
   6/2/94+ to 6/30/94........           2.75*               1.03*              0                --
   Class B
   Year ended 6/30/97........           2.43%                .66%             48%            $0.0132
   Year ended 6/30/96........           2.83                (.20)             28                --
   Year ended 6/30/95........           3.27                 .01               36               --
   6/2/94+ to 6/30/94........           3.45*                .33*              0                --
   Class C
   Year ended 6/30/97........           2.42%               1.06%             48%            $0.0132
   Year ended 6/30/96........           2.57                 .63              28                --
   2/8/95++ to 6/30/95.......           3.27*               2.65*             36                --
New Europe Fund
   Class A
   Year ended 7/31/97........           2.05%(l)             .40%             89%            $0.0569
   Year ended 7/31/96........           2.14                1.10              69                --
   Year ended 7/31/95........           2.09                 .37              74                --
   Period ended 7/31/94**....           2.06*               1.85*             35                --
   Year ended 2/28/94........           2.30                 .17              94                --
   Year ended 2/28/93........           2.25                 .47             125                --
   Year ended 2/29/92........           2.24                 .16              34                --
   4/2/90+ to 2/28/91........           1.52*               2.71*             48                --
   Class B
   Year ended 7/31/97........           2.75%(l)            (.23)%            89%            $0.0569
   Year ended 7/31/96........           2.86                 .59              69                --
   Year ended 7/31/95........           2.79                (.33)             74                --
   Period ended 7/31/94**....           2.76*               1.15*             35                --
   Year ended 2/28/94........           3.02                (.52)             94                --
   Year ended 2/28/93........           3.00                (.50)            125                --
   3/5/91++ to 2/29/92.......           3.02*               (.71)*            34                --
   Class C
   Year ended 7/31/97........           2.74%(l)            (.23)%            89%            $0.0569
   Year ended 7/31/96........           2.87                 .58              69                --
   Year ended 7/31/95........           2.78                (.33)             74                --
   Period ended 7/31/94**....           2.76*               1.15*             35                --
   5/3/93++ to 2/28/94.......           3.00*               (.52)*            94                --
All-Asia Investment Fund
   Class A
   Year ended 10/31/97.......           3.45%(f)           (1.97)%            70%            $0.0248
   Year ended 10/31/96.......           3.37*(f)           (1.75)             66              0.0280
   11/28/94+ to 10/31/95.....           4.42*(f)           (1.87)*            90                --
   Class B
   Year ended 10/31/97.......           4.15%(f)           (2.67)%            70%            $0.0248
   Year ended 10/31/96.......           4.07(f)            (2.44)             66              0.0280
   11/28/94+ to 10/31/95.....           5.20*(f)           (2.64)*            90                --
   Class C
   Year ended 10/31/97.......           4.15%(f)           (2.66)%            70%            $0.0248
   Year ended 10/31/96.......           4.07(f)            (2.42)             66              0.0280
   11/28/94+ to 10/31/95.....           5.84*(f)           (3.41)             90                --
Global Small Cap Fund
   Class A
   Year ended 7/31/97........           2.41%(l)           (1.25)%           129%            $0.0364
   Year ended 7/31/96........           2.51               (1.22)            139                --
   Year ended 7/31/95........           2.54(f)            (1.17)            128                --
   Period ended 7/31/94**....           2.42*              (1.26)*            78                --
   Year ended 9/30/93........           2.53               (1.13)             97                --
   Year ended 9/30/92........           2.34                (.85)            108                --
   Year ended 9/30/91........           2.29                (.55)            104                --
   Year ended 9/30/90........           1.73                (.46)             89                --
   Year ended 9/30/89........           1.56                (.17)            106                --
   Year ended 9/30/88........           1.54                (.50)             74                --
   Class B
   Year ended 7/31/97........           3.11%(l)           (1.92)%           129%            $0.0364
   Year ended 7/31/96........           3.21               (1.88)            139                --
   Year ended 7/31/95........           3.20(f)            (1.92)            128                --
   Period ended 7/31/94**....           3.15*              (1.93)*            78                --
   Year ended 9/30/93........           3.26               (1.85)             97                --
   Year ended 9/30/92........           3.11               (1.31)            108                --
   Year ended 9/30/91........           2.98               (1.39)            104                --
   9/17/90++ to 9/30/90......           2.61*              (1.30)*            89                --
   Class C
   Year ended 7/31/97........           3.10%(l)           (1.93)%           129%            $0.0364
   Year ended 7/31/96........           3.19               (1.85)            139                --
   Year ended 7/31/95........           3.25 (f)           (2.10)            128                --
   Period ended 7/31/94**....           3.13*              (1.92)*            78                --
   5/3/93++ to 9/30/93.......           3.75*              (2.51)*            97                --

--------------------------------------------------------------------------------

                                         Net                            Net             Net
                                        Asset                       Realized and      Increase
                                        Value                        Unrealized     (Decrease) In   Dividends From  Distributions
                                     Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period                 Period      Income (Loss)    Investments   From Operations       Income     Realized Gains
   -------------------               ------------  --------------  --------------  ---------------  --------------  --------------
Global Environment Fund (n)
   Class A
   Year ended 10/31/97 ............     $16.48        $(.23)(b)        $3.65             $3.42           $0.00         $(1.13)
   Year ended 10/31/96 ............      12.37         (.13)            4.26              4.13            (.02)          0.00
   Year ended 10/31/95 ............      11.74          .03              .60               .63            0.00           0.00
   Year ended 10/31/94 ............      10.97         0.00              .77               .77            0.00           0.00
   Year ended 10/31/93 ............      10.78          .01              .18               .19            0.00           0.00
   Year ended 10/31/92 ............      13.12          .01            (2.17)            (2.16)           (.10)          (.08)
   Year ended 10/31/91 ............      12.46          .13              .87              1.00            (.25)          (.09)
   6/1/90+ to 10/31/90 ............      13.83          .20            (1.57)            (1.37)           0.00           0.00
   Class B
   10/3/97++ to 10/31/97 ..........      19.92        $(.20)(b)        $(.96)           $(1.16)          $0.00          $0.00
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 .............     $18.48         $.47(b)(c)      $3.56             $4.03           $(.39)        $(2.33)
   Year ended 7/31/96 .............      17.98          .35 (b)(c)      1.08              1.43            (.32)          (.61)
   Year ended 7/31/95 .............      16.26          .34(c)          1.64              1.98            (.22)          (.04)
   Period ended 7/31/94** .........      16.46          .07(c)          (.27)             (.20)           0.00           0.00
   Year ended 4/30/94 .............      16.97          .16(c)           .74               .90            (.24)         (1.17)
   Year ended 4/30/93 .............      17.06          .39(c)           .59               .98            (.42)          (.65)
   Year ended 4/30/92 .............      14.48          .27(c)          2.80              3.07            (.17)          (.32)
   9/4/90++ to 4/30/91 ............      12.51          .34(c)          1.66              2.00            (.03)          0.00
   Class B
   Year ended 7/31/97 .............     $15.89         $.28(b)(c)      $3.02             $3.30           $(.27)        $(2.33)
   Year ended 7/31/96 .............      15.56          .16(b)(c)        .98              1.14            (.20)          (.61)
   Year ended 7/31/95 .............      14.10          .22(c)          1.40              1.62            (.12)          (.04)
   Period ended 7/31/94** .........      14.30          .03(c)          (.23)             (.20)           0.00           0.00
   Year ended 4/30/94 .............      14.92          .06(c)           .63               .69            (.14)         (1.17)
   Year ended 4/30/93 .............      15.51          .23(c)           .53               .76            (.25)         (1.10)
   Year ended 4/30/92 .............      13.96          .22(c)          2.70              2.92            (.29)         (1.08)
   Year ended 4/30/91 .............      12.40          .43(c)          1.60              2.03            (.47)          0.00
   Year ended 4/30/90 .............      11.97          .50(b)(c)        .60              1.10            (.25)          (.42)
   Year ended 4/30/89 .............      11.45          .48(c)          1.11              1.59            (.30)          (.77)
   10/23/87+ to 4/30/88 ...........      10.00          .13(c)          1.38              1.51            (.06)          0.00
   Class C
   Year ended 7/31/97 .............     $15.89         $.28(b)(c)      $3.02             $3.30           $(.27)        $(2.33)
   Year ended 7/31/96 .............      15.57          .14(b)(c)        .99              1.13            (.20)          (.61)
   Year ended 7/31/95 .............      14.11          .16(c)          1.46              1.62            (.12)          (.04)
   Period ended 7/31/94** .........      14.31          .03(c)          (.23)             (.20)           0.00           0.00
   8/2/93++ to 4/30/94 ............      15.64          .15(c)          (.17)             (.02)           (.14)         (1.17)
Balanced Shares
   Class A
   Year ended 7/31/97 .............     $14.01         $.31(b)         $3.97             $4.28           $(.32)        $(1.80)
   Year ended 7/31/96 .............      15.08          .37              .45               .82            (.41)         (1.48)
   Year ended 7/31/95 .............      13.38          .46             1.62              2.08            (.36)          (.02)
   Period ended 7/31/94** .........      14.40          .29             (.74)             (.45)           (.28)          (.29)
   Year ended 9/30/93 .............      13.20          .34             1.29              1.63            (.43)          0.00
   Year ended 9/30/92 .............      12.64          .44              .57              1.01            (.45)          0.00
   Year ended 9/30/91 .............      10.41          .46             2.17              2.63            (.40)          0.00
   Year ended 9/30/90 .............      14.13          .45            (2.14)            (1.69)           (.40)         (1.63)
   Year ended 9/30/89 .............      12.53          .42             2.18              2.60            (.46)          (.54)
   Year ended 9/30/88 .............      16.33          .46            (1.07)             (.61)           (.44)         (2.75)
   Class B
   Year ended 7/31/97 .............     $13.79         $.19(b)         $3.89             $4.08           $(.24)        $(1.80)
   Year ended 7/31/96 .............      14.88          .28              .42               .70            (.31)         (1.48)
   Year ended 7/31/95 .............      13.23          .30             1.65              1.95            (.28)          (.02)
   Period ended 7/31/94** .........      14.27          .22             (.75)             (.53)           (.22)          (.29)
   Year ended 9/30/93 .............      13.13          .29             1.22              1.51            (.37)          0.00
   Year ended 9/30/92 .............      12.61          .37              .54               .91            (.39)          0.00
   2/4/91++ to 9/30/91 ............      11.84          .25              .80              1.05            (.28)          0.00
   Class C
   Year ended 7/31/97 .............     $13.81         $.20(b)         $3.89             $4.09           $(.24)        $(1.80)
   Year ended 7/31/96 .............      14.89          .26              .45               .71            (.31)         (1.48)
   Year ended 7/31/95 .............      13.24          .30             1.65              1.95            (.28)          (.02)
   Period ended 7/31/94** .........      14.28          .24             (.77)             (.53)           (.22)          (.29)
   5/3/93++ to 9/30/93 ............      13.63          .11              .71               .82            (.17)          0.00
Income Builder Fund (h)
   Class A
   Year ended 10/31/97 ............     $11.57         $.50(b)         $1.62             $2.12           $(.51)         $(.61)
   Year ended 10/31/96 ............      10.70          .56(b)           .98              1.54            (.55)          (.12)
   Year ended 10/31/95 ............       9.69          .93(b)           .59              1.52            (.51)          0.00
   3/25/94++ to 10/31/94 ..........      10.00          .96            (1.02)             (.06)           (.05)(g)       (.20)
   Class B
   Year ended 10/31/97 ............     $11.55         $.42(b)         $1.61             $2.03           $(.44)         $(.61)
   Year ended 10/31/96 ............      10.70          .47(b)           .98              1.45            (.48)          (.12)
   Year ended 10/31/95 ............       9.68          .63(b)           .83              1.46            (.44)          0.00
   3/25/94++ to 10/31/94 ..........      10.00          .88             (.98)             (.10)           (.06)(g)       (.16)

--------------------------------------------------------------------------------

                                                                                  Total                Net Assets
                                            Total            Net Asset          Investment              At End Of
                                         Dividends             Value           Return Based              Period
                                             And               End Of          on Net Asset               (000's
  Fiscal Year or Period                 Distributions          Period            Value (a)               omitted)
   -------------------                  --------------       ----------        ------------           ------------
Global Environment Fund (h)
   Class A
   Year ended 10/31/97 ............       $(1.13)             $18.77               23.51%              $   52,378
   Year ended 10/31/96 ............         (.02)              16.48               33.48                  100,271
   Year ended 10/31/95 ............         0.00               12.37                5.37                   85,416
   Year ended 10/31/94 ............         0.00               11.74                7.02                   81,102
   Year ended 10/31/93 ............         0.00               10.97                1.76                   75,805
   Year ended 10/31/92 ............         (.18)              10.78              (16.59)                  74,442
   Year ended 10/31/91 ............         (.34)              13.12                8.66                   90,612
   6/1/90+ to 10/31/90 ............         0.00               12.46              (10.68)                  86,041
   Class B
   10/3/97++ to 10/31/97 ..........        $0.00               $18.76              (5.82)%             $      235
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 .............       $(2.72)             $19.79               23.90%              $   20,312
   Year ended 7/31/96 .............         (.93)              18.48                8.05                   18,329
   Year ended 7/31/95 .............         (.26)              17.98               12.40                   10,952
   Period ended 7/31/94** .........         0.00               16.26               (1.22)                   9,640
   Year ended 4/30/94 .............        (1.41)              16.46                5.06                    9,822
   Year ended 4/30/93 .............        (1.07)              16.97                5.85                    8,637
   Year ended 4/30/92 .............         (.49)              17.06               20.96                    6,843
   9/4/90++ to 4/30/91 ............         (.03)              14.48               16.00                      443
   Class B
   Year ended 7/31/97 .............       $(2.60)             $16.59               23.01%              $   28,037
   Year ended 7/31/96 .............         (.81)              15.89                7.41                   28,492
   Year ended 7/31/95 .............         (.16)              15.56               11.63                   37,301
   Period ended 7/31/94** .........         0.00               14.10               (1.40)                  43,578
   Year ended 4/30/94 .............        (1.31)              14.30                4.29                   43,616
   Year ended 4/30/93 .............        (1.35)              14.92                4.96                   36,155
   Year ended 4/30/92 .............        (1.37)              15.51               20.14                   31,842
   Year ended 4/30/91 .............         (.47)              13.96               16.73                   22,552
   Year ended 4/30/90 .............         (.67)              12.40                8.85                   19,523
   Year ended 4/30/89 .............        (1.07)              11.97               14.66                    5,128
   10/23/87+ to 4/30/88 ...........         (.06)              11.45               15.10                    2,344
   Class C
   Year ended 7/31/97 .............       $(2.60)             $16.59               23.01%              $    3,045
   Year ended 7/31/96 .............         (.81)              15.89                7.34                    3,157
   Year ended 7/31/95 .............         (.16)              15.57               11.62                    4,113
   Period ended 7/31/94** .........         0.00               14.11               (1.40)                   4,317
   8/2/93++ to 4/30/94 ............        (1.31)              14.31                 .45                    4,289
Balanced Shares
   Class A
   Year ended 7/31/97 .............       $(2.12)             $16.17               33.46%              $  115,500
   Year ended 7/31/96 .............        (1.89)              14.01                5.23                  102,567
   Year ended 7/31/95 .............         (.38)              15.08               15.99                  122,033
   Period ended 7/31/94** .........         (.57)              13.38               (3.21)                 157,637
   Year ended 9/30/93 .............         (.43)              14.40               12.52                  172,484
   Year ended 9/30/92 .............         (.45)              13.20                8.14                  143,883
   Year ended 9/30/91 .............         (.40)              12.64               25.52                  154,230
   Year ended 9/30/90 .............        (2.03)              10.41              (13.12)                 140,913
   Year ended 9/30/89 .............        (1.00)              14.13               22.27                  159,290
   Year ended 9/30/88 .............        (3.19)              12.53               (1.10)                 111,515
   Class B
   Year ended 7/31/97 .............       $(2.04)             $15.83               32.34%              $   24,192
   Year ended 7/31/96 .............        (1.79)              13.79                4.45                   18,393
   Year ended 7/31/95 .............         (.30)              14.88               15.07                   15,080
   Period ended 7/31/94** .........         (.51)              13.23               (3.80)                  14,347
   Year ended 9/30/93 .............         (.37)              14.27               11.65                   12,789
   Year ended 9/30/92 .............         (.39)              13.13                7.32                    6,499
   2/4/91++ to 9/30/91 ............         (.28)              12.61                8.96                    1,830
   Class C
   Year ended 7/31/97 .............       $(2.04)             $15.86               32.37%              $    5,510
   Year ended 7/31/96 .............        (1.79)              13.81                4.52                    6,096
   Year ended 7/31/95 .............         (.30)              14.89               15.06                    5,108
   Period ended 7/31/94** .........         (.51)              13.24               (3.80)                   6,254
   5/3/93++ to 9/30/93 ............         (.17)              14.28                6.01                    1,487
Income Builder Fund (h)
   Class A
   Year ended 10/31/97 ............       $(1.12)             $12.57               19.36%              $    2,367
   Year ended 10/31/96 ............         (.67)              11.57               14.82                    2,056
   Year ended 10/31/95 ............         (.51)              10.70               16.22                    1,398
   3/25/94++ to 10/31/94 ..........         (.25)               9.69                (.54)                     600
   Class B
   Year ended 10/31/97 ............       $(1.05)             $12.53               18.53%              $    8,713
   Year ended 10/31/96 ............         (.60)              11.55               13.92                    5,775
   Year ended 10/31/95 ............         (.44)              10.70               15.55                    3,769
   3/25/94++ to 10/31/94 ..........         (.22)               9.68                (.99)                   1,998


                                                           Ratio Of Net
                                          Ratio Of          Investment
                                          Expenses         Income (Loss)                                Average
                                         To Average          To Average          Portfolio            Commission
  Fiscal Year or Period                  Net Assets          Net Assets        Turnover Rate            Rate (k)
   -------------------                   -----------       -------------       -------------           ----------
Global Environment Fund (h)
   Class A
   Year ended 10/31/97 ............         2.39%              (1.35)%              145%                 $0.0506
   Year ended 10/31/96 ............         1.60                (.85)               268                   0.0313
   Year ended 10/31/95 ............         1.57                 .21                109                     --
   Year ended 10/31/94 ............         1.67                (.04)                42                     --
   Year ended 10/31/93 ............         1.62                 .15                 25                     --
   Year ended 10/31/92 ............         1.63                 .10                 41                     --
   Year ended 10/31/91 ............         1.49                 .95                 32                     --
   6/1/90+ to 10/31/90 ............         1.72*               3.95*                 4                     --
   Class B
   10/3/97++ to 10/31/97 ..........        20.84%              (1.03)%              145%                 $0.0506
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 .............         1.41%(f)(l)         2.50%(c)            170%                 $0.0395
   Year ended 7/31/96 .............         1.40(f)             1.78                173                     --
   Year ended 7/31/95 .............         1.40(f)             2.07                172                     --
   Period ended 7/31/94** .........         1.40(f)             1.63*                21                     --
   Year ended 4/30/94 .............         1.40*(f)            1.67                139                     --
   Year ended 4/30/93 .............         1.40(f)             2.29                 98                     --
   Year ended 4/30/92 .............         1.40                1.92                103                     --
   9/4/90++ to 4/30/91 ............         1.40*               3.54*               137                     --
   Class B
   Year ended 7/31/97 .............         2.12%(f)(l)         1.78%               170%                 $0.0395
   Year ended 7/31/96 .............         2.10(f)              .99                173                     --
   Year ended 7/31/95 .............         2.10(f)             1.38                172                     --
   Period ended 7/31/94** .........         2.10*(f)             .92*                21                     --
   Year ended 4/30/94 .............         2.10(f)              .93                139                     --
   Year ended 4/30/93 .............         2.15(f)             1.55                 98                     --
   Year ended 4/30/92 .............         2.15                1.34                103                     --
   Year ended 4/30/91 .............         2.10                3.23                137                     --
   Year ended 4/30/90 .............         2.00                3.85                120                     --
   Year ended 4/30/89 .............         2.00                4.31                103                     --
   10/23/87+ to 4/30/88 ...........         2.00*               2.44*                72                     --
   Class C
   Year ended 7/31/97 .............         2.12%(f)(l)         1.78%               170%                 $0.0395
   Year ended 7/31/96 .............         2.10(f)              .99                173                     --
   Year ended 7/31/95 .............         2.10(f)             1.38                172                     --
   Period ended 7/31/94** .........         2.10*(f)             .93*                21                     --
   8/2/93++ to 4/30/94 ............         2.10*(f)             .69*               139                     --
Balanced Shares
   Class A
   Year ended 7/31/97 .............         1.47%(l)            2.11%               207%                 $0.0552
   Year ended 7/31/96 .............         1.38                2.41                227                     --
   Year ended 7/31/95 .............         1.32                3.12                179                     --
   Period ended 7/31/94** .........         1.27*               2.50*               116                     --
   Year ended 9/30/93 .............         1.35                2.50                188                     --
   Year ended 9/30/92 .............         1.40                3.26                204                     --
   Year ended 9/30/91 .............         1.44                3.75                 70                     --
   Year ended 9/30/90 .............         1.36                4.01                169                     --
   Year ended 9/30/89 .............         1.42                3.29                132                     --
   Year ended 9/30/88 .............         1.42                3.74                190                     --
   Class B
   Year ended 7/31/97 .............         2.25%(l)            1.32%               207%                 $0.0552
   Year ended 7/31/96 .............         2.16                1.61                227                     --
   Year ended 7/31/95 .............         2.11                2.30                179                     --
   Period ended 7/31/94** .........         2.05*               1.73*               116                     --
   Year ended 9/30/93 .............         2.13                1.72                188                     --
   Year ended 9/30/92 .............         2.16                2.46                204                     --
   2/4/91++ to 9/30/91 ............         2.13*               3.19*                70                     --
   Class C
   Year ended 7/31/97 .............         2.23%(l)            1.37%               207%                 $0.0552
   Year ended 7/31/96 .............         2.15                1.63                227                     --
   Year ended 7/31/95 .............         2.09                2.32                179                     --
   Period ended 7/31/94** .........         2.03*               1.81*               116                     --
   5/3/93++ to 9/30/93 ............         2.29*               1.47*               188                     --
Income Builder Fund (h)
   Class A
   Year ended 10/31/97 ............         2.09%               4.18%               159%                 $0.0513
   Year ended 10/31/96 ............         2.20                4.92                108                   0.0600
   Year ended 10/31/95 ............         2.38                5.44                 92                     --
   3/25/94++ to 10/31/94 ..........         2.52*               6.11*               126                     --
   Class B
   Year ended 10/31/97 ............         2.80%               3.48%               159%                 $0.0513
   Year ended 10/31/96 ............         2.92                4.19                108                   0.0600
   Year ended 10/31/95 ............         3.09                4.73                 92                     --
   3/25/94++ to 10/31/94 ..........         3.09*               5.07*               126                     --

--------------------------------------------------------------------------------

                                           Net                                      Net               Net
                                          Asset                                 Realized and        Increase
                                          Value                                  Unrealized       (Decrease) In       Dividends From
                                       Beginning Of        Net Investment      Gain (Loss) On    Net Asset Value      Net Investment
  Fiscal Year or Period                   Period            Income (Loss)        Investments     From Operations           Income
   -------------------                 ------------        --------------      --------------    ---------------      --------------

Income Builder Fund (continued)
   Class C
   Year ended 10/31/97 ............       $11.52               $.42(b)             $1.60               $2.02               $(.44)
   Year ended 10/31/96 ............        10.67                .46(b)               .99                1.45                (.48)
   Year ended 10/31/95 ............         9.66                .40(b)              1.05                1.45                (.44)
   Year ended 10/31/94 ............        10.47                .50                 (.85)               (.35)               (.11)(g)
   Year ended 10/31/93 ............         9.80                .52                  .51                1.03                (.36)
   Year ended 10/31/92 ............        10.00                .55                 (.28)                .27                (.47)
   10/25/91+ to 10/31/91 ..........        10.00                .01                 0.00                 .01                (.01)
Utility Income Fund
   Class A
   Year ended 11/30/97 ............       $10.59               $.32(b)(c)          $2.04               $2.36               $(.34)
   Year ended 11/30/96 ............        10.22                .18(b)(c)            .65                 .83                (.46)
   Year ended 11/30/95 ............         8.97                .27(c)              1.43               1 .70                (.45)
   Year ended 11/30/94 ............         9.92                .42(c)              (.89)               (.47)               (.48)
   10/18/93+ to 11/30/93 ..........        10.00                .02(c)              (.10)               (.08)               0.00
   Class B
   Year ended 11/30/97 ............       $10.57               $.25(b)(c)          $2.04               $2.29               $(.27)
   Year ended 11/30/96 ............        10.20                .10(b)(c)            .67                 .77                (.40)
   Year ended 11/30/95 ............         8.96                .18(c)              1.45                1.63                (.39)
   Year ended 11/30/94 ............         9.91                .37(c)              (.91)               (.54)               (.41)
   10/18/93+ 11/30/93 .............        10.00                .01(c)              (.10)               (.09)               0.00
   Class C
   Year ended 11/30/97 ............       $10.59               $.25(b)(c)          $2.03               $2.28               $(.27)
   Year ended 11/30/96 ............        10.22                .11(b)(c)            .66                 .77                (.40)
   Year ended 11/30/95 ............         8.97                .18(c)              1.46                1.64                (.39)
   Year ended 11/30/94 ............         9.92                .39(c)              (.93)               (.54)               (.41)
   10/27/93+ to 11/30/93 ..........        10.00                .01(c)              (.09)               (.08)               0.00
Growth and Income Fund
   Class A
   Year ended 10/31/97 ............        $3.00               $.04(b)             $ .87               $ .91               $(.05)
   Year ended 10/31/96 ............         2.71                .05                  .50                 .55                (.05)
   Year ended 10/31/95 ............         2.35                .02                  .52                 .54                (.06)
   Year ended 10/31/94 ............         2.61                .06                 (.08)               (.02)               (.06)
   Year ended 10/31/93 ............         2.48                .06                  .29                 .35                (.06)
   Year ended 10/31/92 ............         2.52                .06                  .11                 .17                (.06)
   Year ended 10/31/91 ............         2.28                .07                  .56                 .63                (.09)
   Year ended 10/31/90 ............         3.02                .09                 (.30)               (.21)               (.10)
   Year ended 10/31/89 ............         3.05                .10                  .43                 .53                (.08)
   Year ended 10/31/88 ............         3.48                .10                  .33                 .43                (.08)
   Class B
   Year ended 10/31/97 ............        $2.99               $.02(b)             $ .85               $ .87               $(.03)
   Year ended 10/31/96 ............         2.69                .03                  .51                 .54                (.03)
   Year ended 10/31/95 ............         2.34                .01                  .49                 .50                (.03)
   Year ended 10/31/94 ............         2.60                .04                 (.08)               (.04)               (.04)
   Year ended 10/31/93 ............         2.47                .05                  .28                 .33                (.04)
   Year ended 10/31/92 ............         2.52                .04                  .11                 .15                (.05)
   2/8/91++ to 10/31/91 ...........         2.40                .04                  .12                 .16                (.04)
   Class C
   Year ended 10/31/97 ............        $2.99               $.02(b)             $ .85               $ .87               $(.03)
   Year ended 10/31/96 ............         2.70                .03                  .50                 .53                (.03)
   Year ended 10/31/95 ............         2.34                .01                  .50                 .51                (.03)
   Year ended 10/31/94 ............         2.60                .04                 (.08)               (.04)               (.04)
   5/3/93 ++ to 10/31/93 ..........         2.43                .02                  .17                 .19                (.02)
Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ............       $10.00               $.30(b)             $2.88               $3.18               $(.38)(m)
   Class B
   10/1/96+ to 8/31/97 ............       $10.00               $.23(b)             $2.89               $3.12               $(.33)(m)
   Class C
   10/1/96+ to 8/31/97 ............       $10.00               $.23(b)             $2.89               $3.12               $(.33)(m)





                                    Distributions
                                       From Net
  Fiscal Year or Period             Realized Gains
   -------------------              --------------
Income Builder Fund (continued)
   Class C
   Year ended 10/31/97 ............     $(.61)
   Year ended 10/31/96 ............      (.12)
   Year ended 10/31/95 ............      0.00
   Year ended 10/31/94 ............      (.35)
   Year ended 10/31/93 ............      0.00
   Year ended 10/31/92 ............      0.00
   10/25/91+ to 10/31/91 ..........      0.00
Utility Income Fund
   Class A
   Year ended 11/30/97 ............     $(.13)
   Year ended 11/30/96 ............      0.00
   Year ended 11/30/95 ............      0.00
   Year ended 11/30/94 ............      0.00
   10/18/93+ to 11/30/93 ..........      0.00
   Class B
   Year ended 11/30/97 ............     $(.13)
   Year ended 11/30/96 ............      0.00
   Year ended 11/30/95 ............      0.00
   Year ended 11/30/94 ............      0.00
   10/18/93+ 11/30/93 .............      0.00
   Class C
   Year ended 11/30/97 ............     $(.13)
   Year ended 11/30/96 ............      0.00
   Year ended 11/30/95 ............      0.00
   Year ended 11/30/94 ............      0.00
   10/27/93+ to 11/30/93 ..........      0.00
Growth and Income Fund
   Class A
   Year ended 10/31/97 ............     $(.38)
   Year ended 10/31/96 ............      (.21)
   Year ended 10/31/95 ............      (.12)
   Year ended 10/31/94 ............      (.18)
   Year ended 10/31/93 ............      (.16)
   Year ended 10/31/92 ............      (.15)
   Year ended 10/31/91 ............      (.30)
   Year ended 10/31/90 ............      (.43)
   Year ended 10/31/89 ............      (.48)
   Year ended 10/31/88 ............      (.78)
   Class B
   Year ended 10/31/97 ............     $(.38)
   Year ended 10/31/96 ............      (.21)
   Year ended 10/31/95 ............      (.12)
   Year ended 10/31/94 ............      (.18)
   Year ended 10/31/93 ............      (.16)
   Year ended 10/31/92 ............      (.15)
   2/8/91++ to 10/31/91 ...........      0.00
   Class C
   Year ended 10/31/97 ............     $(.38)
   Year ended 10/31/96 ............      (.21)
   Year ended 10/31/95 ............      (.12)
   Year ended 10/31/94 ............      (.18)
   5/3/93 ++ to 10/31/93 ..........      0.00
Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ............     $0.00
   Class B
   10/1/96+ to 8/31/97 ............     $0.00
   Class C
   10/1/96+ to 8/31/97 ............     $0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 18.

                                                                                     Total               Net Assets
                                               Total            Net Asset          Investment             At End Of
                                            Dividends             Value           Return Based              Period
                                                And               End Of          on Net Asset               (000's
  Fiscal Year or Period                    Distributions          Period            Value (a)               omitted)
   -------------------                     --------------       ----------        ------------           ------------
Income Builder Fund (continued)
   Class C
   Year ended 10/31/97 ............          $(1.05)             $12.49               18.50%              $   45,765
   Year ended 10/31/96 ............            (.60)              11.52               13.96                   44,441
   Year ended 10/31/95 ............            (.44)              10.67               15.47                   49,107
   Year ended 10/31/94 ............            (.46)               9.66               (3.44)                  64,027
   Year ended 10/31/93 ............            (.36)              10.47               10.65                  106,034
   Year ended 10/31/92 ............            (.47)               9.80                2.70                  152,617
   10/25/91+ to 10/31/91 ..........            (.01)              10.00                 .11                   41,813
Utility Income Fund
   Class A
   Year ended 11/30/97 ............           $(.47)             $12.48               23.10%              $    4,117
   Year ended 11/30/96 ............            (.46)              10.59                8.47                    3,294
   Year ended 11/30/95 ............            (.45)              10.22               19.58                    2,748
   Year ended 11/30/94 ............            (.48)               8.97               (4.86)                   1,068
   10/18/93+ to 11/30/93 ..........            0.00                9.92                (.80)                     229
   Class B
   Year ended 11/30/97 ............           $(.40)             $12.46               22.35%              $   14,782
   Year ended 11/30/96 ............            (.40)              10.57                7.82                   13,561
   Year ended 11/30/95 ............            (.39)              10.20               18.66                   10,988
   Year ended 11/30/94 ............            (.41)               8.96               (5.59)                   2,353
   10/18/93+ 11/30/93 .............            0.00                9.91                (.90)                     244
   Class C
   Year ended 11/30/97 ............           $(.40)             $12.47               22.21%              $    3,413
   Year ended 11/30/96 ............            (.40)              10.59                7.81                    3,376
   Year ended 11/30/95 ............            (.39)              10.22               18.76                    3,500
   Year ended 11/30/94 ............            (.41)               8.97               (5.58)                   2,651
   10/27/93+ to 11/30/93 ..........            0.00                9.92                (.80)                      18
Growth and Income Fund
   Class A
   Year ended 10/31/97 ............           $(.43)              $3.48               33.28%              $  787,566
   Year ended 10/31/96 ............            (.26)               3.00               21.51                  553,151
   Year ended 10/31/95 ............            (.18)               2.71               24.21                  458,158
   Year ended 10/31/94 ............            (.24)               2.35                (.67)                 414,386
   Year ended 10/31/93 ............            (.22)               2.61               14.98                  459,372
   Year ended 10/31/92 ............            (.21)               2.48                7.23                  417,018
   Year ended 10/31/91 ............            (.39)               2.52               31.03                  409,597
   Year ended 10/31/90 ............            (.53)               2.28               (8.55)                 314,670
   Year ended 10/31/89 ............            (.56)               3.02               21.59                  377,168
   Year ended 10/31/88 ............            (.86)               3.05               16.45                  350,510
   Class B
   Year ended 10/31/97 ............           $(.41)              $3.45               31.83%              $  456,399
   Year ended 10/31/96 ............            (.24)               2.99               21.20                  235,263
   Year ended 10/31/95 ............            (.15)               2.69               22.84                  136,758
   Year ended 10/31/94 ............            (.22)               2.34               (1.50)                 102,546
   Year ended 10/31/93 ............            (.20)               2.60               14.22                   76,633
   Year ended 10/31/92 ............            (.20)               2.47                6.22                   29,656
   2/8/91++ to 10/31/91 ...........            (.04)               2.52                6.83                   10,221
   Class C
   Year ended 10/31/97 ............           $(.41)              $3.45               31.83%              $  106,526
   Year ended 10/31/96 ............            (.24)               2.99               20.72                   61,356
   Year ended 10/31/95 ............            (.15)               2.70               23.30                   35,835
   Year ended 10/31/94 ............            (.22)               2.34               (1.50)                  19,395
   5/3/93 ++ to 10/31/93 ..........            (.02)               2.60                7.85                    7,774
Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ............           $(.38)              $12.80              32.24%              $   37,638
   Class B
   10/1/96+ to 8/31/97 ............           $(.33)              $12.79              31.49%              $  186,802
   Class C
   10/1/96+ to 8/31/97 ............           $(.33)              $12.79              31.49%              $   42,719

                                                           Ratio Of Net
                                          Ratio Of          Investment
                                          Expenses         Income (Loss)                          Average
                                         To Average          To Average          Portfolio       Commission
  Fiscal Year or Period                  Net Assets          Net Assets        Turnover Rate      Rate (k)
   -------------------                   -----------       -------------       -------------    ----------
Income Builder Fund (continued)
   Class C
   Year ended 10/31/97 ............       2.80%               3.49%                159%       $0.0513
   Year ended 10/31/96 ............       2.93                4.13                 108         0.0600
   Year ended 10/31/95 ............       3.02                4.81                  92            --
   Year ended 10/31/94 ............       2.67                3.82                 126            --
   Year ended 10/31/93 ............       2.32                6.85                 101            --
   Year ended 10/31/92 ............       2.33                5.47                 108            --
   10/25/91+ to 10/31/91 ..........       0.00*                .94*                  0            --
Utility Income Fund
   Class A
   Year ended 11/30/97 ............       1.50%(f)            2.89%                 37%        $0.0442
   Year ended 11/30/96 ............       1.50(f)             1.67                  98          0.0536
   Year ended 11/30/95 ............       1.50(f)             2.48                 162            --
   Year ended 11/30/94 ............       1.50(f)             4.13                  30            --
   10/18/93+ to 11/30/93 ..........       1.50*(f)            2.35*                 11            --
   Class B
   Year ended 11/30/97 ............       2.20%(f)            2.27%                 37%        $0.0442
   Year ended 11/30/96 ............       2.20(f)              .95                  98          0.0536
   Year ended 11/30/95 ............       2.20(f)             1.60                 162            --
   Year ended 11/30/94 ............       2.20(f)             3.53                  30            --
   10/18/93+ 11/30/93 .............       2.20*(f)            2.84*                 11            --
   Class C
   Year ended 11/30/97 ............       2.20%(f)            2.27%                 37%        $0.0442
   Year ended 11/30/96 ............       2.20(f)              .94                  98          0.0536
   Year ended 11/30/95 ............       2.20(f)             1.88                 162            --
   Year ended 11/30/94 ............       2.20(f)             3.60                  30            --
   10/27/93+ to 11/30/93 ..........       2.20*(f)            3.08*                 11            --
Growth and Income Fund
   Class A
   Year ended 10/31/97 ............        .92%(l)            1.39%*                88%        $0.0589
   Year ended 10/31/96 ............        .97                1.73                  88          0.0625
   Year ended 10/31/95 ............       1.05                1.88                 142            --
   Year ended 10/31/94 ............       1.03                2.36                  68            --
   Year ended 10/31/93 ............       1.07                2.38                  91            --
   Year ended 10/31/92 ............       1.09                2.63                 104            --
   Year ended 10/31/91 ............       1.14                2.74                  84            --
   Year ended 10/31/90 ............       1.09                3.40                  76            --
   Year ended 10/31/89 ............       1.08                3.49                  79            --
   Year ended 10/31/88 ............       1.09                3.09                  66            --
   Class B
   Year ended 10/31/97 ............       1.72%(l)             .56%                 88%        $0.0589
   Year ended 10/31/96 ............       1.78                 .91                  88          0.0625
   Year ended 10/31/95 ............       1.86                1.05                 142            --
   Year ended 10/31/94 ............       1.85                1.56                  68            --
   Year ended 10/31/93 ............       1.90                1.58                  91            --
   Year ended 10/31/92 ............       1.90                1.69                 104            --
   2/8/91++ to 10/31/91 ...........       1.99*               1.67*                 84            --
   Class C
   Year ended 10/31/97 ............       1.71%(l)             .58%                 88%        $0.0589
   Year ended 10/31/96 ............       1.76                 .93                  88          0.0625
   Year ended 10/31/95 ............       1.84                1.04                 142            --
   Year ended 10/31/94 ............       1.84                1.61                  68            --
   5/3/93 ++ to 10/31/93 ..........       1.96*               1.45*                 91            --
Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ............       1.77%*(l)           2.73%*                20%        $0.0518
   Class B
   10/1/96+ to 8/31/97 ............       2.44%*(l)           2.08%*                20%        $0.0518
   Class C
   10/1/96+ to 8/31/97 ............       2.43%*(l)           2.06%*                20%        $0.0518

--------------------------------------------------------------------------------

----------


+    Commencement of operations.
++   Commencement of distribution.
*    Annualized.
**   Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (l) below, would have been as follows:

                                    1993                       1994                 1995                1996                1997
     All-Asia Investment Fund
       Class A                        --                         --                10.57%#              3.61%               3.57%
       Class B                        --                         --                11.32%#              4.33%               4.27%
       Class C                        --                         --                11.38%#              4.30%               4.27%
     Growth Fund
       Class A                      1.84%                      1.46%                  --                  --                  --
       Class B                      2.52%                      2.13%                  --                  --                  --
       Class C                        --                       2.13%#                 --
     Global Small Cap Fund
       Class A                        --                         --                 2.61%                 --                  --
       Class B                        --                         --                 3.27%                 --                  --
       Class C                        --                         --                 3.31%                 --                  --

     Strategic Balanced Fund
       Class A                      1.85%                      1.70%1               1.81%               1.76%               2.06%
                                                                                    1.94%#2
       Class B                      2.56%                      2.42%1               2.49%               2.47%               2.76%
                                                                                    2.64%#2
       Class C                        --                       2.07%#1              2.50%               2.48%               2.76%
                                                                                    2.64%#2
     Utility Income Fund
       Class A                    145.63%#                    13.72%                4.86%#              3.38%               3.55%
       Class B                    133.62%#                    14.42%                5.34%#              4.08%               4.28%
       Class C                    148.03%#                    14.42%                5.99%#              4.07%               4.28%

----------
#    annualized
1.   For the period ended April 30, 1994
2.   For the period ended July 31, 1994
For the expense ratios of the Funds in years prior to fiscal year 1993, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital of $(.12).
(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
(l) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assumng the assumption and/or waiver/reimbursement of expenses described in (f) above, would have been as follows:

     Balanced Shares   1997              International Fund     1997        Strategic Balanced  1997
      Class A          1.46%               Class A              1.73%         Class A           1.40%
      Class B          2.24%               Class B              2.58%         Class B           2.10%
      Class C          2.22%               Class C              2.56%         Class C           2.10%

     Real Estate       1997              Global Small Cap Fund  1997         New Europe         1997
      Class A          1.77%               Class A              2.38%         Class A           2.04%
      Class B          2.43%               Class B              3.08%         Class B           2.74%
      Class C          2.42%               Class C              3.08%         Class C           2.73%

     Growth Fund       1997              Technology             1997         Growth and Income  1997
      Class A          1.25%               Class A              1.66%         Class A            .91%
      Class B          1.95%               Class B              2.36%         Class B           1.71%
      Class C          1.95%               Class C              2.37%         Class C           1.70%

(m) Distributions from net investment income include a tax return of capital of $.08, $.09 and $.08 for Class A, B and C shares, respectively.

(n) Global Environment Fund operated as a closed-end investment company through October 3, 1997, when it converted to an open-end investment company and all shares of its common stock then outstanding were reclassified as Class A shares.


--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities, except as noted otherwise, are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental Companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Beneficiary Companies are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Exchange is the New York Stock Exchange.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible bonds. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa-by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

GLOBAL STOCK FUNDS

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at December 31, 1997, approximately 20% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.


The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government-or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at December 31, 1997, approximately 24% of the Fund's assets were invested in securities of issuers in the United Kingdom.


The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.


The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options;
(vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Alliance Global Environment Fund

Alliance Global Environment Fund, Inc. ("Global Environment Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration. Until October 3, 1997, the Fund operated as a closed-end investment company, and its common stock (which then comprised a single class) was listed on the Exchange.

The Fund invests in two categories of Eligible Companies--"Environmental Companies" and "Beneficiary Companies." Environmental Companies are those that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recyclying. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of Environmental Companies. Beneficiary Companies are those whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment. Examples of such companies could be companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste. In this regard, the Fund may invest in an issuer with a broadly diversified business only a part of which provides such products, processes or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry is generally positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies which protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency. As of December 31, 1997, approximately 86% of the Fund's net assets were invested in equity securities of U.S. companies.

The Fund may also: (i) invest up to 20% of its total assets in warrants to purchase equity securities to the extent consistent with its investment objective: (ii) invest in depositary receipts; (iii) purchase and write put and call options on foreign currencies for hedging purposes; (iv) enter into forward foreign currency transactions for hedging purposes; (v) invest in currency futures and options on such futures for hedging purposes; and (vi) make secured loans of its portfolio securities not in excess of 30% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


TOTAL RETURN FUNDS

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts;
(ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes;
(vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements;

(x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. The Fund may also purchase and sell financial forward and futures contracts and options thereon for hedging purposes. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund, Inc. ("Real Estate Investment Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").


The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations" for a description of these and other risks.

As to any investment in Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


Investment Process for Real Estate Equity Securities. The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value added management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

In implementing the Fund's research and investment process, Alliance will avail itself of the consulting services of CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll Management Services ("Koll"), which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBC provides access to its proprietary model, REIT o Score, that analyzes the approximately 12,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBC analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBC in compiling its REIT o Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Funds--Consultant to Adviser" for more information about CBC.

The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. Once the universe of real estate industry companies has been distilled through the market research process, CBC's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBC's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.


Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance will make extensive use of CBC's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.


The short-term investments in which Real Estate Investment Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.


The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund may also engage in the following investment practices to the extent indicated: (i) invest up to 10% of its net assets in rights or warrants; (ii) invest up to 15% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (iii) lend portfolio securities equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitment transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.


Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."


Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to Growth Fund, Strategic Balanced Fund and Income Builder Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the

Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See "Risk Considerations--Mortgage-Backed Securities" for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund, Real Estate Investment Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund and Real Estate Investment Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund and Real Estate Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.


CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of(0) call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than:(a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.


Global Environment Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, except that the Fund will invest more than 25% of its total assets in Environmental Companies, provided that this restriction does not apply to U.S. Government securities, but will apply to foreign government obligations unless the Commission permits their exclusion;
(iii) borrow money or issue senior securities, except that the Fund may borrow
(a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts; (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate;
(vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time; or (vii) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants.


Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

Real Estate Investment Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result
(a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.


RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, and Worldwide Privatization Fund and a substantial portion of the assets of Global Small Cap Fund and Global Environment Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was 1.50 in 1993 and 1.56 in 1996. On December 31, 1997 the U.S. dollar-pound sterling exchange rate was 1.65.


The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 4118.5 at the end of 1996, up approximately 12% from the end of 1995. On December 31, 1997 the FT-SE 100 index closed at 5,135.5, up approximately 25% from the end of 1996.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, has been, over the last two fiscal years, higher than forecast. The general government fiscal deficit has been in excess of the eligibility limit prescribed by the European Union for countries that intend to participate in the Economic and Monetary Union ("EMU"), which is scheduled to take effect in January 1999. The government, however, expects that the deficit will be below that limit in the 1997-98 and 1998-99 fiscal years. Although the government has not yet made a formal announcement with respect to the United Kingdom's participation in the EMU, remarks of the Chancellor of the Exchequer made in mid-October 1997 suggest that the United Kingdom will not participate in the EMU beginning in January 1999 but may do so thereafter.


From 1979 until 1997 the Conversative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. In 1997, the TOPIX closed at 1,175.03, down 20.12% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.


In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan has returned to a single-party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. On December 17, 1997 the Japanese government proposed to strengthen Japan's banks by means of an infusion of public funds and other measures. It is unclear whether these proposals, which are under consideration by Japan's parliament, would, if implemented, achieve their intended effect. For further information regarding Japan, see the Statements of Additional Information of All-Asia Investment Fund and International Fund.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund and Global Environment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Investing in Environmental Companies by Global Environment Fund. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.


The Real Estate Industry. Although Real Estate Investment Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities.

Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.


U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed- income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.


Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Global Environment Fund, and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.


Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.


Year 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds' major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent, have advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by each Fund's custodian that they is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Funds and Alliance have no reason to believe that these goals will not be achieved.


--------------------------------------------------------------------------------
                                PURCHASE AND SALE
--------------------------------------------------------------------------------
                                    OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of any of the Funds at a price based on the next calculation of their net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries, or directly through AFD. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.


Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from AFS. Telephone purchase orders can be made by calling 800-221-5672 and may not exceed $500,000.

Each Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                           Initial Sales Charge

                                   as % of                           Commission to
                                  Net Amount         as % of        Dealer/Agent as %
Amount Purchased                   Invested       Offering Price   of Offering Price
--------------------------------------------------------------------------------------
 Less than $100,000                  4.44%            4.25%                4.00%
--------------------------------------------------------------------------------------
 $100,000 to
 less than $250,000                  3.36             3.25                 3.00
--------------------------------------------------------------------------------------
 $250,000 to
 less than $500,000                  2.30             2.25                 2.00
--------------------------------------------------------------------------------------
 $500,000 to
 less than $1,000,000                1.78             1.75                 1.50
--------------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. A Fund will thus receive the full amount of your purchase. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for Class B shares for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

         Year Since Purchase                    CDSC
         --------------------------------------------
         First ................................ 4.0%
         Second ............................... 3.0%
         Third ................................ 2.0%
         Fourth ............................... 1.0%
         Fifth ................................ None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares at net asset value without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.


Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares


The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the Exchange is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe accurately reflects fair market value.


Employee Benefit Plans


Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans may also not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.


General

The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

Each Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) certain other categories of investors described in the prospectus for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You can obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES


You may "redeem"(i.e., sell your shares in a Fund to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:


                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, for redemptions made before March 1, 1998, may be made only once in any 30-day period (except for certain omnibus accounts). A shareholder who has completed the appropriate section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000 per day. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.


                                                                 Principal occupation
                                                                   during the past
  Fund                  Employee; year; title                         five years
-------------------------------------------------------------------------------------
Alliance Fund           Alden M. Stewart since 1997--              Associated with
                        Executive Vice President of                Alliance since
                        Alliance Capital Management                1993; prior
                        Corporation (ACMC*)                        thereto,
                                                                   associated with
                                                                   Equitable Capital
                                                                   Management
                                                                   Corporation
                                                                   ("Equitable
                                                                   Capital")**


                        Randall E. Haase since 1997--              Associated with
                        Senior Vice President of ACMC              Alliance since July
                                                                   1993; prior
                                                                   thereto,
                                                                   associated with
                                                                   Equitable Capital

Growth Fund             Tyler Smith since inception--              Associated with
                        Senior Vice President of ACMC              Alliance since
                                                                   July 1993; prior
                                                                   thereto,
                                                                   associated with
                                                                   Equitable Capital

Premier Growth
   Fund                 Alfred Harrison since inception--          Associated with
                        Vice Chairman of ACMC                      Alliance

Technology Fund         Peter Anastos since 1992--                 Associated with
                        Senior Vice President of ACMC              Alliance

                        Gerald T. Malone since 1992--              Associated with
                        Senior Vice President of ACMC              Alliance since
                                                                   1992; prior
                                                                   thereto
                                                                   associated with
                                                                   College
                                                                   Retirement
                                                                   Equities Fund

Quasar Fund             Alden M. Stewart since 1994--              (see above)
                        (see above)

                        Randall E. Haase since 1994--              (see above)
                        (see above)

International Fund      A. Rama Krishna since 1993--               Associated with
                        Senior Vice President of ACMC              Alliance since
                        and director of Asian Equity               1993; prior
                        research                                   thereto,
                                                                   Chief Investment
                                                                   Strategist and
                                                                   Director--Equity
                                                                   Research for CS
                                                                   First Boston

Worldwide
   Privatization Fund   Mark H. Breedon since inception--          Associated with
                        Senior Vice President of ACMC              Alliance
                        and Director and Vice President
                        of Alliance Capital Limited ***

New Europe Fund         Steven Beinhacker since 1997--             Associated with
                        Vice President of ACMC                     Alliance

All-Asia Investment     A. Rama Krishna since inception--          (see above)
Fund                    (see above)

                                                                Principal occupation
                                                                   during the past
     Fund             Employee; year; title                          five years
-------------------------------------------------------------------------------------

Global Small Cap        Alden M. Stewart since 1994--              (see above)
Fund                    (see above)

                        Randall E. Haase since 1994--              (see above)
                        (see above)

                        Ronald L. Simcoe since 1993--              Associated with
                        Vice President of ACMC                     Alliance since
                                                                   1993; prior
                                                                   thereto,
                                                                   associated with
                                                                   Equitable Capital


Global Environment      Jeremy R. Kramer since  1995--             Associated with
Fund                    Vice President of ACMC                     Alliance since
                                                                   1993; prior
                                                                   thereto, securities
                                                                   analyst with
                                                                   Neuberger &
                                                                   Berman


Strategic Balanced      Nicholas D.P. Carn                         Associated with
Fund                    since 1997--                               Alliance since
                        Vice President of ACMC                     1997; prior
                                                                   thereto, Chief
                                                                   Investment
                                                                   Officer and
                                                                   Portfolio Manager
                                                                   at Draycott
                                                                   Partners

Balanced Shares         Paul Rissman since 1997--                  Associated with
                        Senior Vice President of ACMC              Alliance


Income Builder Fund     Andrew M. Aran since 1994--                Associated with
                        Senior Vice President of ACMC              Alliance

                        Thomas M. Perkins since 1991--             Associated with
                        Senior Vice President of ACMC              Alliance

                        Vita Marie Pike since 1997                 Associated with
                        Vice President of ACMC                     Alliance

                        Corinne Molof Hill since 1997              Associated with
                        Vice Presidient of ACMC                    Alliance


Utility Income Fund     Paul Rissman since 1996--                  Associated with
                        (See above)                                Alliance

Growth & Income         Paul Rissman since 1994--                  Associated with
Fund                    (see above)                                Alliance

Real Estate             Daniel G. Pine since 1996--                Associated with
Investment Fund         Senior Vice President of ACMC              Alliance since
                                                                   1996; prior
                                                                   thereto, Senior
                                                                   Vice President of
                                                                   Desai Capital
                                                                   Management

                        David Kruth since 1997--                   Associated with
                        Vice President of ACMC                     Alliance since
                                                                   1997; prior
                                                                   thereto Senior
                                                                   Vice President of
                                                                   the Yarmouth
                                                                   Group
-------------------------------------------------------------------------------------

*    The sole general partner of Alliance.
** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
***  An indirect wholly-owned subsidiary of Alliance.


Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which approximately $81 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 56 registered investment companies managed by Alliance comprising 118 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, Alliance was an investment manager of employee benefit plan assets for 28 of the Fortune 100 companies.


ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Funds."


Performance of Similarly Managed Portfolios. In addition to managing the assets of Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Premier Growth Fund, except for the ability of Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the nineteen full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through December 31, 1997. As of December 31, 1997, the assets in the Historical Portfolios totaled approximately $11.6 billion and the average size of an institutional account in the Historical Portfolio was $341 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Premier Growth Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of

Premier Growth Fund in accordance with the plan adopted by Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.


As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.


To the extent Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Premier Growth Fund's performance relative to the index would be reduced by Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Premier Growth Fund's shareholders of sales charges and income taxes.


The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment PerformanceHistorical Portfolios*

                                                                  Russell           Lipper
                   Premier      Historical       S&P 500           1000             Growth
                   Growth      Portfolios         Index        Growth Index        Fund Index
                    Fund      Total Return**   Total Return    Total Return       Total Return
                    ----      --------------   ------------    ------------       ------------

Year ended December:
  1997***           27.05%       34.90%           33.36%           30.49%            25.30%
  1996***           18.84        22.22            22.96            23.12             17.48
  1995***           40.66        40.12            37.58            37.19             32.65
  1994              (9.78)       (4.83)            1.32             2.66             (1.57)
  1993               5.35        10.62            10.08             2.90             11.98
  1992              --           12.27             7.62             5.00              7.63
  1991              --           39.19            30.47            41.16             35.20
  1990              --           (1.57)           (3.10)           (0.26)            (5.00)
  1989              --           39.08            31.69            35.92             28.60
  1988              --           10.96            16.61            11.27             15.80
  1987              --            8.57             5.25             5.31              1.00
  1986              --           27.60            18.67            15.36             15.90
  1985              --           37.68            31.73            32.85             30.30
  1984              --           (3.33)            6.27             (.95)            (2.80)
  1983              --           20.95            22.56            15.98             22.30
  1982              --           28.23            21.55            20.46             20.20
  1981              --           (1.10)           (4.92)          (11.31)            (8.40)
  1980              --           51.10            32.50            39.57             37.30
  1979              --           30.99            18.61            23.91             27.40
Cumulative total
return for the
period
January 1,
1979 to
December 31,
  1997              --            3,689%            1,946%            1,683%             1,753%
----------------------------------------------------------------------------------------------


* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.

** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved, although not the impact of the payment of that fee on a quarterly rather than an annual basis and the compounding effect thereof over the periods for which return information is provided in the table on page 50, which would correspondingly reduce the returns presented.

*** During this period, the Historical Portfolios differed from Premier Growth Fund in that Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of December 31, 1997 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


                                                   Average Annual Total Returns
                             -----------------------------------------------------------------------
                             Premier                                      Russell          Lipper
                             Growth    Historical        S&P 500           1000             Growth
                              Fund     Portfolios**       Index         Growth Index      Fund Index
                              ----     ----------         -----         ------------      ----------
One year ................     27.05%     34.90%           33.36%           30.49%           25.30%
Three years .............     32.32      32.20            31.15            30.14            25.11
Five years ..............     19.14      19.46            20.27            18.41            16.47
Ten years ...............     20.13+     19.17            18.05            17.94            15.93
Since January 1,
  1979 ..................        --      20.08            17.22            16.37            15.86
----------------------------------------------------------------------------------------------------

 +  Since inception on 9/28/92

ADMINISTRATOR TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

CONSULTANT TO ALLIANCE WITH RESPECT TO INVESTMENT IN REAL ESTATE SECURITIES

Alliance, with respect to investment in real estate securities, has retained as a consultant CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll, which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. CBC will make available to Alliance the CBC National Real Estate Index, which gathers, analyzes and publishes targeted research data for the 65 largest U.S. markets, based on a variety of public-sector and private-sector sources as well as CBC's proprietary database of approximately 60,000 property transactions representing over $400 billion of investment property. This information provides a substantial component of the research and data used to create the REIToScore model. As a consultant, CBC provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBC will not furnish advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

CBC is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 6,000 employees nationwide. CBC will provide Alliance with exclusive access to its REIToScore model which ranks approximately 130 REITS based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 12,000 individual properties owned by these companies. REIToScore is in turn based on CBC's National Real Estate Index which gathers, analyzes and publishes targeted research for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBC's proprietary database of 60,000 commercial property transactions representing over $400 billion of investment property and over 3,000 tracked properties which report rent and expense data quarterly. CBC has previously provided access to its REIToScore model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBC's REIT o Score model.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds were, as of that time, as follows:

                                                                           Amount of Unreimbursed Distribution Expenses
                                                                                  (as % of Net Assets of Class)
                                                              ---------------------------------------------------------------------
                                                                           Class B                                Class C
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Fund ......................................          $ 3,782,063           (5.37%)           $ 1,025,156           (5.43%)
Premier Growth Fund ................................          $20,874,319           (2.43%)           $ 1,413,557           (0.79%)
Technology Fund ....................................          $32,259,341           (3.06%)           $ 1,464,569           (0.80%)
Quasar Fund ........................................          $15,242,262           (3.03%            $ 1,262,697           (0.90%)
International Fund .................................          $ 2,566,420           (3.30%)           $   807,347           (3.47%)
Worldwide Privatization Fund .......................          $ 5,013,479           (4.14%)           $   251,109           (1.94%)
New Europe Fund ....................................          $ 2,535,456           (3.84%)           $   541,239           (3.20%)
All-Asia Investment Fund ...........................          $ 1,690,408          (14.78%)           $   162,319           (8.73%)
Global Small Cap Fund ..............................          $ 2,055,687           (6.43%)           $   586,919           (6.73%)
Balanced Shares ....................................          $ 1,533,382           (6.34%)           $   463,860           (8.42%)
Income Builder Fund ................................          $ 1,096,845          (12.59%)           $ 1,904,160           (4.16%)
Utility Income Fund ................................          $ 1,400,456           (9.47%)           $   456,135          (13.37%)
Growth and Income Fund .............................          $11,066,118           (2.42%)           $ 1,326,535           (1.25%)
Real Estate Investment Fund ........................          $ 6,726,437           (3.60%)           $   366,120           (0.86%)
-----------------------------------------------------------------------------------------------------------------------------------

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income taxes on that part of its taxable income, including net capital gains, which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Distributions received from a REIT generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.


Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gains are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.


Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.


A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains and return of capital distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation. Distributions by a Fund may be subject to state and local taxes.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION


Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Global Environment Fund, Inc. (1990), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc. (1993), Alliance Growth and Income Fund, Inc. (1932), and Alliance Real Estate Investment Fund, Inc. (1996). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.


It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Real Estate Investment Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Real Estate Investment Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.





This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

================================================================================
ALLIANCE STOCK FUNDS
SUBSCRIPTION APPLICATION
================================================================================

        The Alliance Fund
        Growth Fund
        Premier Growth Fund
        Technology Fund
        Quasar Fund
        International Fund
        Worldwide Privatization Fund
        New Europe Fund
        All-Asia Investment Fund
        Global Small Cap Fund
        Global Environment Fund
        Strategic Balanced Fund
        Balanced Shares
        Income Builder Fund
        Real Estate Investment Fund
        Utility Income Fund
        Growth & Income Fund

To Open Your New Alliance Account...

Please complete the application and mail it to:

           Alliance Fund Services, Inc.
           P.o. Box 1520
           Secaucus, New Jersey 07096-1520

           For certified or overnight deliveries, send to:

           Alliance Fund Services, Inc.
           500 Plaza Drive
           Secaucus, New Jersey  07094

Section 1   Your Account Registration (Required)

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

     --    Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
           Minor:

           o Indicate your name(s) exactly as it appears on your social security card.

     --    Transfer on Death:

           o     Ensure that your state participates

     --    Trust/Other:

           o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2   Your Address (Required) Complete in full.

     --    Non-Resident Alien:

           o     Indicate your permanent country of residence.

Section 3   Your Initial Investment (Required)

For each Fund in which you are investing: (1) Write the three digit Fund number in the column titled 'Indicate three digit Fund number located below'. (2) Write the dollar amount of your initial purchase in the column titled 'Indicate dollar amount'.

(If you are eligible for a reduced sales charge, you must also complete Section
4F).  (3) Check off a distribution
option for your dividends. (4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.


Section 4   Your Shareholder Options (Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. Reduced Charges (Class A Only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

Section 5   Shareholder Authorization (Required)
All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

================================================================================
                     For Literature Call:  (800) 227-4618
================================================================================

The Alliance Stock Funds Subscription Application

--------------------------------------------------------------------------------------------------------------------------
1. YOUR ACCOUNT REGISTRATION (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
--------------------------------------------------------------------------------------------------------------------------

|_|  Individual Account { |_| Male  |_| Female } --or--  Joint Account --or--

|_|  Transfer On Death { |_| Male  |_| Female } --or--  Gift/Transfer to a Minor

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Owner or Custodian (First Name)                                               (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     (First Name) Joint Owner*, Transfer On Death Beneficiary or Minor's Name      (MI)          (Last Name)


     |_|_|_|-|_|_|-|_|_|_|_|                                                       If Uniform Gift/Transfer
     Social Security Number of Owner or Minor (required to open account)           to Minor Account:
                                                                                   |_| |_| Minor's State of Residence

     If Joint Tenants Account: *The Account will be registered
     "Joint Tenants with right of Survivorship" unless you indicate otherwise below:

     |_| In Common     |_| By Entirety     |_| Community Property

|_| Trust --or--  |_| Corporation --or--  |_| Other_____________________________

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trustee if applicable (First Name)                                    (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust or Corporation or Other Entity

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust or Corporation or Other Entity continued

     |_|_|_|_|_|_|_|_|                                                |_|_|_|_|_|_|_|_|_|
     Trust Dated (MM,DD,YYYY)                                         Tax ID Number (required to open account)

                                                                      |_| Employer ID Number --or--  |_| Social Security
                                                                                                         Number

--------------------------------------------------------------------------------------------------------------------------
2. YOUR ADDRESS
--------------------------------------------------------------------------------------------------------------------------

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street Number                       Street Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|   |_|_|_|_|_|
     City                                                                                              State   Zip code

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|  -  |_|_|_|  -  |_|_|_|_|
     If Non-U.S., Specify Country                                                        Daytime Phone Number

     |_| U.S. Citizen    |_| Resident Alien    |_| Non-Resident Alien


                                                       Alliance Capital[LOGO](R)

--------------------------------------------------------------------------------------------------------------------------
3. Your Initial Investment   The minimum investment is $250 per fund.
                             The maximum investment in Class B is $250,000; Class C is $1,000,000.
--------------------------------------------------------------------------------------------------------------------------
I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

                                                  Dividend and Capital Gain Distribution Options:

                                                  R    Reinvest distributions into my fund account.
------------------------------------------        -
  Broker/Dealer Use Only: Wire Confirm #          C    Send my distributions in cash to the address I have provided in
          |_|_|_|_|_|_|_|_|                       -    Section 2. (Complete Section 4D for direct deposit to your bank
------------------------------------------             account. Complete Section 4E for payment to a third party)

                                                  D    Direct my distributions to another Alliance Fund. Complete the
                                                  -    appropriate portion of Section 4A to direct your distributions
                                                       (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).

-------------   ==============   ========================   =============================
                Indicate three                                  Distributions Options
                  digit Fund                                          "Check One"
                number located    Indicate Dollar Amount    =============================
                    below                                   Dividends      Captital Gains
  Make all      ==============   ========================   =============================
   checks
 payable to:       |_|_|_|        $                          R  C  D         R   C   D
  Alliance
    Funds          |_|_|_|        $                          R  C  D         R   C   D

-------------      |_|_|_|        $                          R  C  D         R   C   D

                   |_|_|_|        $                          R  C  D         R   C   D

==========================
   Total Investment               $
==========================

--------------------------------------------------------------------------------------------------------------------------
Alliance Stock Fund Names and Numbers
--------------------------------------------------------------------------------------------------------------------------
                                                     =============      ==============      =================
                                                                          Contingent
                                                     Initial Sales      Deferred Sales      Asset-Based Sales
                                                        Charge              Charge               Charge
                                                           A                  B                    C
                                                     =============      ==============      =================

Domestic       The Alliance Fund                          044                043                  344
               Growth Fund                                031                001                  331
               Premier Growth Fund                        078                079                  378
               Technology Fund                            082                282                  382
               Quasar Fund                                026                029                  326

Global         International Fund                         040                041                  340
               Worldwide Privatization Fund               112                212                  312
               New Europe Fund                            062                058                  362
               All-Asia Investment Fund                   118                218                  318
               Global Small Cap Fund                      045                048                  345
               Global Environment Fund                    181                281                  381

Total Return   Balanced Shares                            096                075                  396
               Strategic Balanced Fund                    032                002                  332
               Income Builder Fund                        111                211                  311
               Real Estate Investment Fund                110                210                  310
               Utility Income Fund                        009                209                  309
               Growth & Income Fund                       094                074                  394

--------------------------------------------------------------------------------------------------------------------------
4. Your Shareholder Options
--------------------------------------------------------------------------------------------------------------------------
A. Automatic Investment Plans (AIP)

|_|  Withdraw From My Bank Account Via EFT*

     I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below
     (Complete Section 4D also for the bank account you wish to use).

     1-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency
                                                                                               Frequency:
     2-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|               M = monthly
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency         Q = quarterly
                                                                                               A = Annually
     3-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency

     *Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_|  Direct My Distributions
     As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

     FROM:     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

     TO  :     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

|_|  Exchange My Shares Monthly
     I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

     FROM:     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

               |_|_| , |_|_|_| .00     |_|_|
               Amount ($25 minimum)    Day of Exchange**

     TO  :     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

     **Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a
     fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

     You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

Instructions:  o    Review the information in the Prospectus about telephone transaction services.

               o    If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|  Purchases and Redemptions via EFT

     I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.


--------------------------------------------------------------------------------------------------------------------------
     For shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured that the check or electronic fund transfer has been collected, normally 15 calendar days after the purchase date.
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
C. Systematic Withdrawal Plans (SWP)

     In order to establish a SWP, you must reinvest all dividends and capital gains.

|_|  I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated
     below.

     1-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency
                                                                                               Frequency:
     2-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|               M = monthly
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency         Q = quarterly
                                                                                               A = Annually
     3-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency

     Please send my SWP proceeds to:

     |_| My Address of Record (via check)                            |_|  My checking account-via EFT (complete section 4D)
                                                                          Your bank must be a member of the National
                                                                          Automated Clearing House Association (NACHA) in
     |_| The Payee and address specified in section 4E (via check)        order for you to receive SWP proceeds directly
         (Medallion Signature Guarantee required)                         into your bank account. Otherwise payment will be
                                                                          made by check

D.  Bank Information     This bank account information will be used for:

    |_|  Distributions (Section 3)               |_|  Telephone Transactions (Section 4B)


    |_|  Automatic Investments (Section 4A)      |_|  Withdrawals (Section 4C)

---------------------------------------------------------------------------------------------------------------------------
Please Tape a Pre-printed Voided Check Here*
---------------------------------------------------------------------------------------------------------------------------

                                                                                * The above services
                                                                                cannot be established
           [GRAPHIC OF BLANK CHECK WITH THE WORD VOID PRINTED ON IT.]           without a pre-printed
                                                                                voided check.
                                                                                For EFT transactions,
                                                                                the Fund requires
                                                                                signatures of bank
                                                                                account owners exactly
                                                                                as they appear on bank
                                                                                records. If the
                                                                                registration at the
                                                                                bank differs from that
                                                                                on the Alliance mutual
                                                                                fund, all parties must
                                                                                sign in Section 5.

|_|_|_|_|_|_|_|_|_|                |_|_|_|_|_|_|_|_|_|_|_|_|_|
Your Bank's ABA Routing Number     Your Bank Account Number

|_|  Checking Account     |_|  Savings Account

--------------------------------------------------------------------------------------------------------------------------
4.   YOUR SHAREHOLDER OPTIONS(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
E.   THIRD PARTY PAYMENT DETAILS  Your signautre(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a dealer/broker. This third party payee information will be used for:


                     |_|  Distributions (section 3)             |_|  Systematic Withdrawals (section 4C)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|  |_|   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_||_|_|_|_|
     Name (First Name)                                          (MI)  (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street Number                       Street Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|   |_|_|_|_|_|
     City                                                                                              State   Zip code

F.   REDUCED CHARGES (CLASS A ONLY)  If you, your spouse or minor children own shares in other Alliance Funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

                A. RIGHT OF ACCUMULATION
                Please link the tax identification numbers or account numbers listed below for Right of Accumulation privilieges, so that this and future purchases will receive any discount for which they are eligible.

                |_________________________________|   |_________________________________|  |_________________________________|
                Tax ID or Account Number              Tax ID or Account Number             Tax ID or Account Number

                B. STATEMENT OF INTENT
                I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period.

                |_|     $100,000         |_|     $250,000          |_|     $500,000          |_|     $1,000,000

                If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

--------------------------------------------------------------------------------------------------------------------------
     DEALER/AGENT AUTHORIZATION -- For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

|_____________________________________________________________|   |_______________________________________________________|
  Dealer/Agent Firm                                                  Authorized Signature


|________________________________________________________| |__|   |_______________________________________________________|
  Representative First Name                                 MI       Last Name


|_____________________________________________________________|   |_______________________________________________________|
  Dealer/Agent Firm Number                                           Representative Number


|_____________________________________________________________|   |_______________________________________________________|
  Branch Number                                                      Branch Telephone Number


|_____________________________________________________________|   |_______________________________________________________|
  Branch Office Address


|_____________________________________________________________|   |_||_|  |_______________________________________________|
   City                                                            State     Zip Code

--------------------------------------------------------------------------------
5.   SHAREHOLDER AUTHORIZATION -- This section MUST be completed
--------------------------------------------------------------------------------

     Telephone Exchanges and Redemptions by Check

     Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

     |_| I do not elect the telephone exchange service.

     |_| I do not elect the telephone redemption by check service.

     By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

     For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

     I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

     I CERTIFY UNDER PENALTY OF PERJURY THAT THE NUMBER SHOWN IN SECTION 1 OF THIS FORM IS MY CORRECT TAX IDENTIFICATION NUMBER OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME AND THAT I HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.

     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATE REQUIRED TO AVOID BACKUP WITHHOLDING.

|__________________________________________________|   |_______________________|
Signature                                               Date



|__________________________________________________|   |_______________________|
Signature                                               Date



----------------------------------------------
Medallion Signautre Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer





                                                         Alliance Capital [LOGO]

                                  THE ALLIANCE
--------------------------------------------------------------------------------
                                   STOCK FUNDS
--------------------------------------------------------------------------------


                        c/o Alliance Fund Services, Inc.
                 P.O. Box 1520, Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

                             Prospectus and Application
                               Advisor Class

                                February 2, 1998


Domestic Stock Funds                    Global Stock Funds

-The Alliance Fund                      -Alliance International Fund
-Alliance Growth Fund                   -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund           -Alliance New Europe Fund
-Alliance Technology Fund               -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                   -Alliance Global Small Cap Fund
                                        -Alliance Global Environment Fund


                   Total Return Funds

                   -Alliance Strategic Balanced Fund
                   -Alliance Balanced Shares
                   -Alliance Income Builder Fund
                   -Alliance Utility Income Fund
                   -Alliance Growth and Income Fund
                   -Alliance Real Estate Investment Fund

--------------------------------------------------------------------------------

  Table of Contents                                                         Page

The Funds at a Glance .....................................................   2
Expense Information .......................................................   4
Financial Highlights ......................................................   7
Glossary ..................................................................  10
Description of the Funds ..................................................  11
   Investment Objectives and Policies .....................................  11
   Additional Investment Practices ........................................  22
   Certain Fundamental Investment Policies ................................  29
   Risk Considerations ....................................................  32
Purchase and Sale of Shares ...............................................  37
Management of the Funds ...................................................  39
Dividends, Distributions and Taxes ........................................  42
Conversion Feature ........................................................  44
General Information .......................................................  54

--------------------------------------------------------------------------------

                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105


The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) certain other categories of investors described in the Prospectus, including investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       [LOGO] Alliance (R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $217 billion in assets under management as of September 30, 1997. Alliance provides investment management services to employee benefit plans for 28 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund

Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.


Global Environment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.



Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

Real Estate Investment Fund

Seeks . . . Total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Distributions . . .

Balanced Shares, Income Builder Fund, Utility Income Fund, Growth and Income Fund and Real Estate Investment Fund intend to make distributions quarterly to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally nontaxable). See "Dividends, Distributions and Taxes."

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. An investment in the Real Estate Investment Fund is subject to certain risks associated with the direct ownership of real estate in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative. Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and
(iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. See "Conversion FeatureConversion to Class A Shares." Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. Fee-based and other programs through which Advisor Class shares may be purchased may impose different requirements with respect to investment in Advisor Class shares than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."

                                       [LOGO] Alliance (R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Fund and estimated annual expenses for Advisor Class shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                            Advisor Class Shares
                                                            --------------------
     Maximum sales charge imposed on purchases ...........           None
     Sales charge imposed on dividend reinvestments ......           None
     Deferred sales charge ...............................           None
     Exchange fee ........................................           None

--------------------------------------------------------------------------------


                Operating Expenses                                                   Examples
     -----------------------------------------                        ------------------------------------------
     Alliance Fund               Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees                     .68%                         After 1 year                      $  8
     12b-1 fees                         None                          After 3 years                     $ 26
     Other expenses (a)                  .15%                         After 5 years                     $ 46
                                        ----                          After 10 years                    $103
     Total fund
        operating expenses (b)           .83%
                                        ====

     Growth Fund                 Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees                     .74%                         After 1 year                      $ 10
     12b-1 fees                         None                          After 3 years                     $ 31
     Other expenses (a)                  .24%                         After 5 years                     $ 54
                                        ----                          After 10 years                    $120
     Total fund
        operating expenses (b)           .98%
                                        ====

     Premier Growth Fund         Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees                    1.00%                         After 1 year                      $ 13
     12b-1 fees                         None                          After 3 years                     $ 40
     Other expenses (a)                  .25%                         After 5 years                     $ 69
                                        ----                          After 10 years                    $151
     Total fund
        operating expenses (b)          1.25%
                                        ====

     Technology Fund             Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees (g)                1.04%                         After 1 year                      $ 14
     12b-1 fees                         None                          After 3 years                     $ 44
     Other expenses (a)                  .35%                         After 5 years                     $ 76
                                        ----                          After 10 years                    $167
     Total fund
        operating expenses (b)          1.39%
                                        ====

     Quasar Fund                 Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees (g)                1.16%                         After 1 year                      $ 16
     12b-1 fees                         None                          After 3 years                     $ 50
     Other expenses (a)                  .42%                         After 5 years                     $ 86
                                        ----                          After 10 years                    $188
     Total fund
        operating expenses (b)          1.58%
                                        ====
     International Fund          Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees
         (after waiver) (c)              .85%                         After 1 year                      $ 16
     12b-1 fees                         None                          After 3 years                     $ 48
     Other expenses (a)                  .68%                         After 5 years                     $ 83
                                        ----                          After 10 years                    $182
     Total fund
        operating expenses (b) (e)      1.53%
                                        ====

--------------------------------------------------------------------------------
Please refer to the footnotes and the discussion following these tables on page
6.

                  Operating Expenses                                                 Examples
     -------------------------------------------                      ------------------------------------------
     Worldwide Privatization Fund  Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                    1.00%                       After 1 year                      $ 20
       12b-1 fees                         None                        After 3 years                     $ 62
       Other expenses (a)                  .96%                       After 5 years                     $106
                                          ----                        After 10 years                    $229
       Total fund
         operating expenses (b)           1.96%
                                          ====

     New Europe Fund               Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                    1.06%                       After 1 year                      $ 17
       12b-1 fees                         None                        After 3 years                     $ 54
       Other expenses (a)                  .65%                       After 5 years                     $ 93
                                          ----                        After 10 years                    $202
       Total fund
         operating expenses (b)           1.71%
                                          ====

     All-Asia Investment Fund      Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees
         (after waiver) (c)                .65%                       After 1 year                      $ 18
       12b-1 fees                         None                        After 3 years                     $ 56
       Other expenses                                                 After 5 years                     $ 96
         Administration fees                                          After 10 years                    $209
            (after waiver) (d)             .00%
         Other operating expenses (a)     1.13%
                                          ----
       Total fund
         operating expenses (b) (e)       1.78%
                                          ====

     Global Small Cap Fund         Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                    1.00%                       After 1 year                      $ 21
       12b-1 fees                         None                        After 3 years                     $ 64
       Other expenses (a)                 1.05%                       After 5 years                     $110
                                          ----                        After 10 years                    $238
       Total fund
         operating expenses (b)           2.05%
                                          ====

     Global Environment Fund       Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                    1.10%                       After 1 year                      $ 24
       12b-1 fees                         None                        After 3 years                     $ 75
       Other expenses (a)                 1.29%                       After 5 years                     $128
                                          ----                        After 10 year                     $273
       Total fund
         operating expenses (b)           2.39%
                                          ====

     Strategic Balanced Fund       Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees
         (after waiver) (c)                .09%                       After 1 year                      $ 11
       12b-1 fees                         None                        After 3 years                     $ 35
       Other expenses (a)                 1.01%                       After 5 years                     $ 61
                                          ----                        After 10 years                    $134
       Total fund
         operating expenses (b) (e)       1.10%
                                          ====

     Balanced Shares               Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                     .63%                       After 1 year                      $ 13
       12b-1 fees                         None                        After 3 years                     $ 41
       Other expenses (a)                  .67%                       After 5 years                     $ 71
                                          ----                        After 10 years                    $157
       Total fund
         operating expenses (b)           1.30%
                                          ====

     Income Builder Fund           Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                     .75%                       After 1 year                      $ 17
       12b-1 fees                         None                        After 3 years                     $ 52
       Other expenses (a)                  .93%                       After 5 years                     $ 89
                                                                      After 10 years                    $188
       Total fund
         operating expenses (b)           1.68%
                                          ====

                  Operating Expenses                                                 Examples
     -------------------------------------------                      ------------------------------------------
     Utility Income Fund           Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees
         (after waiver) (c)                .00%                       After 1 year                      $ 12
       12b-1 fees                         None                        After 3 years                     $ 38
       Other expenses (a)                 1.20%                       After 5 years                     $ 66
                                          ----                        After 10 years                    $145
       Total fund
         operating expenses (b) (f)       1.20%
                                          ====

     Growth and Income Fund        Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                     .49%                       After 1 year                      $  7
       12b-1 fees                         None                        After 3 years                     $ 23
       Other expenses (a)                  .22%                       After 5 years                     $ 40
                                          ----                        After 10 years                    $ 88
       Total fund
         operating expenses (b)            .71%
                                          ====

     Real Estate Investment Fund   Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                     .90%                       After 1 year                      $ 15
       12b-1 fees                         None                        After 3 years                     $ 46
       Other expenses (a)                  .55%                       After 5 years                     $ 79
                                          ----                        After 10 years                    $174

       Total fund
         operating expenses (b)           1.45%
                                          ====

--------------------------------------------------------------------------------
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown do not include the application of credits that reduce Fund expenses.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.

(d) Net of voluntary fee waiver. Absent such fee waiver, administration fees would have been .15%. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(e) Net of voluntary fee waivers and expense reimbursements. Absent such waivers and reimbursements, total fund operating expenses for Strategic Balanced Fund would have been 2.35%, total fund operating expenses for All-Asia Investment Fund would have been 2.28% annualized and total fund operating expenses for International Fund would have been 1.69%, annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.29%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. For International Fund, Worldwide Privatization Fund, New Europe Fund, Global Environment Fund, Global Small Cap Fund, Strategic Balanced Fund, Balanced Shares and Real Estate Investment Fund, "Other Expenses" are based on estimated amounts for those Funds' current fiscal year. "Management fees" for International Fund and All-Asia Investment Fund and "Administration fees" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. "Other Expenses" for Global Environment Fund are based on estimated amounts for its current fiscal year. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables on the following pages present per share income and capital changes for an Advisor Class share outstanding throughout each period indicated. Except as otherwise indicated, information for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each such Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund, Real Estate Investment Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each such Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                     Net                               Net              Net
                                    Asset                          Realized and       Increase                         Distributions
                                    Value                           Unrealized      (Decrease) In    Dividends From    In Excess Of
                                  Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value   Net Investment   Net Investment
  Fiscal Year or Period             Period        Income (Loss)     Investments    From Operations       Income           Income
  ---------------------           ------------   --------------   --------------   ---------------   --------------   --------------
Alliance Fund
   Advisor Class
   Year ended 11/30/97               $  7.71      $  (.02)(b)        $  2.10          $  2.08           $  (.04)          $  0.00

   10/2/96+ to 11/30/96                 6.99         0.00                .72              .72              0.00              0.00


Growth Fund
   Advisor Class
   Year ended 10/31/97               $ 34.91      $  (.05)(b)        $ 10.25          $ 10.20           $  0.00           $  0.00

   10/2/96+ to 10/31/96                34.14         0.00(b)             .77              .77              0.00              0.00


Premier Growth Fund
   Advisor Class
   Year ended 11/30/97               $ 17.99      $  (.06)(b)        $  5.25          $  5.19           $  0.00           $  0.00

   10/2/96+ to 11/30/96                15.94         (.01)(b)           2.06             2.05              0.00              0.00


Technology Fund
   Advisor Class
   Year ended 11/30/97               $ 51.17      $  (.45)(b)        $  4.33          $  3.88           $  0.00           $  0.00

   10/2/96+ to 11/30/96                47.32         (.05)(b)           3.90             3.85              0.00              0.00


Quasar Fund
   Advisor Class
   10/2/96+ to 9/30/97               $ 27.82      $  (.17)(b)        $  6.88          $  6.71           $  0.00           $  0.00


International Fund
   Advisor Class
   10/2/96+ to 6/30/97               $ 17.96      $   .16(b)         $  1.78          $  1.94           $  (.15)          $  0.00


Worldwide Privatization Fund
   Advisor Class
   10/2/96+ to 6/30/97               $ 12.14      $   .18(b)         $  2.52          $  2.70           $  (.19)          $  0.00


New Europe Fund
   Advisor Class
   10/2/96+ to 7/31/97               $ 16.25      $   .11(b)         $  3.76          $  3.87           $  (.09)          $  (.14)


All-Asia Investment Fund
   Advisor Class
   Year ended 10/31/97               $ 11.04      $  (.15)(b)(c)     $ (2.99)         $ (3.14)          $  0.00           $  0.00

   10/2/96+ to 10/31/96                11.65         0.00(c)            (.61)            (.61)             0.00              0.00


Global Small Cap Fund
   Advisor Class
   10/2/96+ to 7/31/97               $ 12.56      $  (.08)(b)        $  1.97          $  1.89           $  0.00           $  0.00


Strategic Balanced Fund
   Advisor Class
   10/2/96+ to 7/31/97               $ 19.49      $   .42(b)(c)      $  (.12)         $   .30           $  0.00           $  0.00


Balanced Shares
   Advisor Class
   10/2/96+ to 7/31/97               $ 14.79      $   .23            $  3.22          $  3.45           $  (.27)          $  0.00


Income Builder Fund
   Advisor Class
   10/2/96+ to 10/31/97              $ 11.57      $   .61(b)         $  1.53          $  2.14           $  (.54)          $  0.00


Utility Income Fund
   Advisor Class
   Year ended 11/30/97               $ 10.59      $   .36(b)(c)      $  2.04          $  2.40           $  (.37)          $  0.00

   10/2/96+ to 11/30/96                 9.95          .03(b)(c)          .61              .64              0.00              0.00


Growth and Income Fund
   Advisor Class
   Year ended 10/31/97               $  3.00      $   .05(b)         $   .87          $   .92           $ (0.06)          $  0.00

   10/2/96+ to 10/31/96                 2.97         0.00                .03              .03              0.00              0.00


Real Estate Investment Fund
   Advisor Class
   10/1/96+ to 8/31/97               $ 10.00      $   .35(b)         $  2.88          $  3.23           $  (.41)(f)       $  0.00


--------------------------------------------------------------------------------

 +   Commencement of distribution.
 *   Annualized.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year are not annualized.

(b)  Based on average shares outstanding.

(c)  Net of fee waiver and expense reimbursement.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent fiscal year, their expense ratios, without giving effect to the expense offset arrangements described in (e) below, would have been as follows:

                                   1996    1997                           1997
     All-Asia Investment Fund                          Strategic Balanced
         Advisor Class             5.54%#  3.43          Advisor Class    2.35%#
     Utility Income Fund
         Advisor Class             3.48%#  3.29
     Real Estate Investment Fund
         Advisor Class               --    1.47%#

                                                 Total       Net Assets                     Ratio Of Net
                     Total       Net Asset    Investment      At End Of     Ratio Of         Investment
 Distributions     Dividends       Value     Return Based      Period       Expenses        Income (Loss)                  Average
   From Net           And         End Of     on Net Asset      (000's      To Average        To Average      Portfolio    Commission
Realized Gains   Distributions    Period       Value (a)      omitted)     Net Assets        Net Assets    Turnover Rate     Rate
--------------   -------------   ---------   ------------    ----------    ----------       -------------  -------------  ----------

   $ (1.06)        $ (1.10)      $  8.69        32.00%        $ 10,275         .83%            (.21)%          158%         $0.0571

      0.00            0.00          7.71        10.30            1,083         .89*            0.38*            80           0.0646






   $ (1.03)        $ (1.03)      $ 44.08        29.92%        $101,205         .98%(e)         (.12)%           48%         $0.0562

      0.00            0.00         34.91         2.26              946        1.26*            0.50*            46           0.0584






   $ (1.08)        $ (1.08)      $ 22.10        30.98%        $ 53,459        1.25%            (.28)%           76%         $0.0594

      0.00            0.00         17.99        12.86            1,922        1.50*            (.48)*           95           0.0651






   $  (.42)        $  (.42)      $ 54.63         7.65%        $167,120        1.39%(e)         (.81)%           51%         $0.0564

      0.00            0.00         51.17         8.14              566        1.75*           (1.21)*           30           0.0612






   $ (4.11)        $ (4.11)      $ 30.42        28.47%        $ 62,455        1.58%            (.74)%          135%         $0.0536






   $ (1.08)        $ (1.23)      $ 18.67        11.57%        $  8,697        1.69%*           1.47%*           94%         $0.0363






   $ (1.42)        $ (1.61)      $ 13.23        25.24%        $    374        1.96%*           2.97%*           48%         $0.0132






   $ (1.32)        $ (1.55)      $ 18.57        25.76%        $  4,130        1.71%*            .77%*           89%         $0.0569






   $  (.34)        $  (.34)      $  7.56       (29.42)%       $  1,338        3.21%(d)        (1.51)%           70%         $0.0248

      0.00            0.00         11.04        (5.24)              27        3.07*(d)         1.63*            66           0.0280






   $ (1.56)        $ (1.56)      $ 12.89        17.08%        $    333        2.05%*(e)        (.84)%*         129%         $0.0364






   $  0.00         $  0.00       $ 19.79         1.54%        $     50        1.10%(d)(e)*     3.40%*          170%         $0.0395






   $ (1.80)        $ (2.07)      $ 16.17        25.96%        $  1,565        1.30%*(e)        2.15%*          207%         $0.0552






   $  (.61)        $ (1.15)      $ 12.56        19.62%        $     80        1.68%            4.55%           159%         $0.0513






   $  (.13)        $  (.50)      $ 12.49        23.57%        $     42        1.20%            3.29%            37%         $0.0442

      0.00            0.00         10.59         6.33               33        1.20*(d)         4.02*            98           0.0536






   $  (.38)        $  (.44)      $  3.48        33.61%        $  3,207         .71%(e)         1.42%            88%         $ .0589

      0.00            0.00          3.00         1.01               87        0.37*            3.40*            88           0.0625






   $  0.00         $  (.41)      $ 12.82        32.72%        $  2,313        1.45%*(d)(e)     3.07%*           20%         $0.0518


--------------------------------------------------------------------------------

(e) Amounts do not affect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offsets arrangements the rate of expense to average net assets assuming the assumption and/or waived reimbursement of expenses described in note (d) above would have been as follows:

                                 1997                                    1997                                       1997
                                 ----                                    ----                                       ----
     International Fund                         New Europe Fund                          Growth and Income Fund
         Advisor Class           1.69%#              Advisor Class       1.71%#               Advisor Class          .70%
     Global Small Cap Fund                      Balanced Shares Fund                     Growth Fund
         Advisor Class           2.04%#              Advisor Class       1.29%#               Advisor Class          .96%
     Strategic Balanced Fund                    Real Estate Fund                         Technology Fund
         Advisor Class           1.10%#              Advisor Class       1.44%#               Advisor Class         1.38%
     -------------
     # annualized


(f) Distributions from net investment income include a tax return of capital of $.03.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------


The following terms are frequently used in this Prospectus.

Equity securities, except as noted otherwise, are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental Companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Beneficiary Companies are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Exchange is the New York Stock Exchange.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk ConsiderationsSecurities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa-by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S. Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

GLOBAL STOCK FUNDS

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at December 31, 1997, approximately 20% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.


The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at December 31, 1997, approximately 24% of the Fund's assets were invested in securities of issuers in the United Kingdom.


The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Alliance Global Environment Fund

Alliance Global Environment Fund, Inc. ("Global Environment Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration. Until October 3, 1997, the Fund operated as a closed-end investment company, and its common stock (which then comprised a single class) was listed on the Exchange.

The Fund invests in two categories of Eligible Companies--"Environmental Companies" and "Beneficiary Companies." Environmental Companies are those that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of Environmental Companies. Beneficiary Companies are those whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment. Examples of such companies could be companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste. In this regard, the Fund may invest in an issuer with a broadly diversified business only a part of which provides such products, processes or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry is generally positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies which protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency. As of December 31, 1997, approximately 86% of the Fund's net assets were invested in equity securities of U.S. companies.

The Fund may also: (i) invest up to 20% of its total assets in warrants to purchase equity securities to the extent consistent with its investment objective; (ii) invest in depositary receipts; (iii) purchase and write put and call options on foreign currencies for hedging purposes; (iv) enter into forward foreign currency transactions for hedging purposes; (v) invest in currency futures and options on such futures for hedging purposes; and (vi) make secured loans of its portfolio securities not in excess of 30% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


TOTAL RETURN FUNDS

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes;
(vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and PracticesShort Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. The Fund may also purchase and sell financial forward and futures contracts and options thereon for hedging purposes. For additional information on the use, rights and costs of these policies and practices, see "Additional Investment Practices."

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund, Inc. ("Real Estate Investment Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations" for a description of these and other risks.

As to any investment in Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


Investment Process for Real Estate Equity Securities. The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value added management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

In implementing the Fund's research and investment process, Alliance will avail itself of the consulting services of CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll Management Services ("Koll"), which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBC provides access to its proprietary model, REIToScore, that analyzes the approximately 12,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBC analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBC in compiling its REIToScore database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Funds--Consultant to Advisor" for more information about CBC.

The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. Once the universe of real estate industry companies has been distilled through the market research process, CBC's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBC's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.


Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance will make extensive use of CBC's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.


The short-term investments in which Real Estate Investment Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.


The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund may also engage in the following investment practices to the extent indicated: (i) invest up to 10% of its net assets in rights or warrants; (ii) invest up to 15% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (iii) lend portfolio securities equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitments transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.


Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."


Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to Growth Fund, Strategic Balanced Fund and Income Builder Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See "Risk Considerations--Mortgage-Backed Securities" for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund, Utility Income Fund or Real Estate Investment Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund and Real Estate Investment Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund and Real Estate Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates for the existing classes of shares of the Fund are set forth in the tables that begin on page 8. These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.


Global Environment Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, except that the Fund will invest more than 25% of its total assets in Environmental Companies, provided that this restriction does not apply to U.S. Government securities, but will apply to foreign government obligations unless the Commission permits their exclusion;
(iii) borrow money or issue senior securities, except that the Fund may borrow
(a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts; (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate;
(vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any onetime; or (vii) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants.


Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

Real Estate Investment Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result
(a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, and Worldwide Privatization Fund and a substantial portion of the assets of Global Small Cap Fund and Global Environment Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.


Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was 1.50 in 1993 and 1.56 in 1996. On December 31, 1997 the U.S. dollar-pound sterling exchange rate was 1.65.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 4118.5 at the end of 1996, up approximately 12% from the end of 1995. On December 31, 1997 the FT-SE 100 index closed at 5,135.5, up approximately 25% from the end of 1996.

The public sector borrowing requirement, a mandated measure of the amount required to balance the budget, has been, over the last two fiscal years, higher than forecast. The general government fiscal deficit has been in excess of the eligibility limit prescribed by the European Union for countries that intend to participate in the Economic and Monetary Union ("EMU"), which is scheduled to take effect in January 1999. The government, however, expects that the deficit will be below that limit in the 1997-98 and 1998-99 fiscal years. Although the government has not yet made a formal announcement with respect to the United Kingdom's participation in the EMU, remarks of the Chancellor of the Exchequer made in mid-October 1997 suggest that the United Kingdom will not participate in the EMU beginning in January 1999 but may do so thereafter.


From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. In 1997, the TOPIX closed at 1,175.03, down 20.12% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.


In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan has returned to a single-party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election).


For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. On December 17, 1997 the Japanese government proposed to strengthen Japan's banks by means of an infusion of public funds and other measures. It is unclear whether these proposals, which are under consideration by Japan's parliament, would, if implemented, achieve their intended effect. For further information regarding Japan, see the Statements of Additional Information for All-Asia Investment Fund and International Fund.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund and Global Environment Fund may emphasize investment in, smaller, emerging companies.

Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Investing in Environmental Companies by Global Environment Fund. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficult in finding experienced employees.


The Real Estate Industry. Although Real Estate Investment Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry.

Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Global Environmental Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.


Year 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent, have advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by each Fund's custodian that they are also in the process of reviewing their systems with the same goal. As of the date of this Prospectus, the Funds and Alliance have no reason to believe that these goals will not be achieved.


--------------------------------------------------------------------------------
                                PURCHASE AND SALE
--------------------------------------------------------------------------------
                                    OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets,
(iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and (iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. For more detailed information about who may purchase and hold Advisor Class shares see the Statements of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature."

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares. Share certificates are issued only upon request. See the Subscription Application and the Statements of Additional Information for more information.

The Funds may refuse any order to purchase Advisor Class shares. In this regard, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Funds Value Their Shares

The net asset value of Advisor Class shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the Exchange is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe accurately reflects fair market value.

HOW TO SELL SHARES

You may "redeem" (i.e., sell your shares in a Fund to the Fund) on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:


                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, for redemptions made before March 1, 1998 may be made only once in any 30-day period (except for certain omnibus accounts). A shareholder who has completed the appropriate section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000 per day. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Fund for Advisor Classshares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

Each Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because

Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You can obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 800-221-5672 or by contacting your financial representative.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                                   Principal occupation
                                                                     during the past
     Fund                   Employee; year; title                      five years
-----------------------------------------------------------------------------------------
Alliance Fund               Alden M. Stewart since 1997--            Associated with
                            Executive Vice President of              Alliance since
                            Alliance Capital Management              1993; prior
                            Corporation ("ACMC")*                    thereto,
                                                                     associated with
                                                                     Equitable Capital
                                                                     Management
                                                                     Corporation
                                                                     ("Equitable
                                                                     Capital")**

                            Randall E. Haase since 1997--            Associated with
                            Senior Vice President of ACMC            Alliance since July
                                                                     1993; prior
                                                                     thereto,
                                                                     associated with
                                                                     Equitable Capital

Growth Fund                 Tyler Smith since inception--            Associated with
                            Senior Vice President of ACMC            Alliance since
                                                                     July 1993; prior
                                                                     thereto,
                                                                     associated with
                                                                     Equitable Capital

Premier Growth Fund         Alfred Harrison since inception--        Associated with
                            Vice Chairman of ACMC                    Alliance

Technology Fund             Peter Anastos since 1992--               Associated with
                            Senior Vice President of ACMC            Alliance

                            Gerald T. Malone since 1992--            Associated with
                            Senior Vice President of ACMC            Alliance since
                                                                     1992; prior
                                                                     thereto
                                                                     associated with
                                                                     College
                                                                     Retirement
                                                                     Equities Fund

Quasar Fund                 Alden M. Stewart since 1994--            (see above)
                            (see above)

                            Randall E. Haase since 1994--            (see above)
                            (see above)

International Fund          A. Rama Krishna since 1993--             Associated with
                            Senior Vice President of ACMC            Alliance since
                            and director of Asian Equity             1993, prior
                            research                                 thereto,
                                                                     Chief Investment
                                                                     Strategist and
                                                                     Director--Equity
                                                                     Research for CS
                                                                     First Boston

Worldwide Privatization     Mark H. Breedon since inception--        Associated with
Fund                        Senior Vice President of ACMC            Alliance
                            and Director and Vice President
                            of Alliance Capital Limited ***

New Europe Fund             Steven Beinhacker since 1997--           Associated with
                            Vice President of ACMC                   Alliance

All-Asia Investment         A. Rama Krishna since inception--        (see above)
Fund                        (see above)

Global Small Cap            Alden M. Stewart since 1994--            (see above)
Fund                        (see above)

                            Randall E. Haase since 1994--            (see above)
                            (see above)

                            Ronald L. Simcoe since 1993--            Associated with
                            Vice President of ACMC                   Alliance since
                                                                     1993; prior
                                                                     thereto,
                                                                     associated with
                                                                     Equitable Capital

Global Environment          Jeremy R. Kramer since 1995--            Associated with
Fund                        Vice President of ACMC                   Alliance since
                                                                     1993; prior
                                                                     thereto, securities
                                                                     analyst with
                                                                     Neuberger &
                                                                     Berman

Strategic Balanced          Nicholas D.P. Carn since 1997--          Associated with
Fund                        Vice President of ACMC                   Alliance since
                                                                     1997; prior
                                                                     thereto, Chief
                                                                     Investment
                                                                     Officer and
                                                                     Portfolio Manager
                                                                     at Draycott
                                                                     Partners

Balanced Shares             Paul Rissman since 1997--                Associated with
                            Senior Vice President of ACMC            Alliance

Income Builder Fund         Andrew M. Aran since 1994--              Associated with
                            Senior Vice President of ACMC            Alliance

                            Thomas M. Perkins since 1991--           Associated with
                            Senior Vice President of ACMC            Alliance

                            Vita Marie Pike since 1997--             Associated with
                            Vice President of ACMC                   Alliance

                            Corinne Molof Hill since 1997--          Associated with
                            Vice President of ACMC                   Alliance

Utility Income Fund         Paul Rissman since 1996--                Associated with
                            (see above)                              Alliance

Growth & Income             Paul Rissman since 1994--                Associated with
Fund                        (see above)                              Alliance

                                                                   Principal occupation
                                                                     during the past
     Fund                   Employee; year; title                      five years
-----------------------------------------------------------------------------------------
Real Estate                 Daniel G. Pine since 1996                Associated with
Investment Fund             Senior Vice President                    Alliance since
                            of ACMC                                  1996; prior
                                                                     thereto, Senior
                                                                     Vice President of
                                                                     Desai Capital
                                                                     Management

                            David Kruth since 1997--                 Associated with
                            Vice President of ACMC                   Alliance since
                                                                     1997; prior
                                                                     thereto Senior
                                                                     Vice President of
                                                                     the Yarmouth
                                                                     Group

--------------------------------------------------------------------------------
   * The sole general partner of Alliance.
  ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
 *** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which approximately $81 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 56 registered investment companies managed by Alliance comprising 118 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, Alliance was an investment manager of employee benefit plan assets for 28 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Funds."

Performance of Similarly Managed Portfolios. In addition to managing the assets of Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Premier Growth Fund, except for the ability of Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the nineteen full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through December 31, 1997. As of December 31, 1997, the assets in the Historical Portfolios totaled approximately $11.6 billion and the average size of an institutional account in the Historical Portfolio was $341 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Premier Growth Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Premier Growth Fund in accordance with the plan adopted by Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.


As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.


To the extent Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Premier Growth Fund's performance relative to the index would be reduced by Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses as well as by the impact on Premier Growth Fund's shareholders of sales charges and income taxes.


The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*

                                                                                       Russell              Lipper
                       Premier          Historical              S&P 500                 1000                Growth
                       Growth           Portfolios               Index              Growth Index          Fund Index
                        Fund           Total Return**        Total Return           Total Return         Total Return
                       -------         --------------        ------------           ------------         ------------
Year ended:
  1997*** ..........    27.05%             34.90%                33.36%                30.49%                25.30%
  1996*** ..........    18.84              22.22                 22.96                 23.12                 17.48
  1995*** ..........    40.66              40.12                 37.58                 37.19                 32.65
  1994 .............    (9.78)             (4.83)                 1.32                  2.66                 (1.57)
  1993 .............     5.35              10.62                 10.08                  2.90                 11.98
  1992 .............       --              12.27                  7.62                  5.00                  7.63
  1991 .............       --              39.19                 30.47                 41.16                 35.20
  1990 .............       --              (1.57)                (3.10)                (0.26)                (5.00)
  1989 .............       --              39.08                 31.69                 35.92                 28.60
  1988 .............       --              10.96                 16.61                 11.27                 15.80
  1987 .............       --               8.57                  5.25                  5.31                  1.00
  1986 .............       --              27.60                 18.67                 15.36                 15.90
  1985 .............       --              37.68                 31.73                 32.85                 30.30
  1984 .............       --              (3.33)                 6.27                  (.95)                (2.80)
  1983 .............       --              20.95                 22.56                 15.98                 22.30
  1982 .............       --              28.23                 21.55                 20.46                 20.20
  1981 .............       --              (1.10)                (4.92)               (11.31)                (8.40)
  1980 .............       --              51.10                 32.50                 39.57                 37.30
  1979 .............       --              30.99                 18.61                 23.91                 27.40
Cumulative total
  return for
  the period
  January 1,
  1979 to
  December 31,
  1997 .............       --              3,689%                1,946%                1,683%                1,753%

--------------------------------------------------------------------------------

  * Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Premier Growth Fund are for Class A Shares with imposition of the maximum 4.25% sales charge.

 ** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved, although not the impact of the payment of that fee on a quarterly rather than an annual basis and the compounding effect thereof over the periods for which return information is provided in the table on page 50, which would correspondingly reduce the returns presented.

*** During this period, the Historical Portfolios differed from Premier Growth Fund in that Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of December 31, 1997, and for more than one year assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


                                                                   Average Annual Total Returns
                                          -------------------------------------------------------------------------------------
                                          Premier                                                  Russell             Lipper
                                          Growth            Historical          S&P 500              1000              Growth
                                           Fund             Portfolios**         Index           Growth Index        Fund Index
                                          -------           ----------          -------          ------------        ----------
One year ............................      27.05%             34.90%             33.36%             30.49%             25.30%
Three years .........................      32.32              32.20              31.15              30.14              25.11
Five years ..........................      19.14              19.46              20.27              18.41              16.47
Ten years+ ..........................      20.13              19.17              18.05              17.94              15.93
Since January 1,
  1979 ..............................         --              20.08              17.22              16.37              15.86

--------------------------------------------------------------------------------

  +    Since inception on 9/28/92

ADMINISTRATOR TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

CONSULTANT TO ALLIANCE WITH RESPECT TO INVESTMENT
IN REAL ESTATE SECURITIES

Alliance, with respect to investment in real estate securities, has retained as a consultant CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll, which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. CBC will make available to Alliance the CBC National Real Estate Index, which gathers, analyzes and publishes targeted research data for the 65 largest U.S. markets, based on a variety of public-sector and private-sector sources as well as CBC's proprietary database of approximately 60,000 property transactions representing over $400 billion of investment property. This information provides a substantial component of the research and data used to create the REIToScore model. As a consultant, CBC provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBC will not furnish advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

CBC is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 6,000 employees nationwide. CBC will provide Alliance with exclusive access to its REIToScore model which ranks approximately 130 REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 12,000 individual properties owned by these companies. REIToScore is in turn based on CBC's National Real Estate Index which gathers, analyzes and publishes targeted research for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBC's proprietary database of 60,000 commercial property transactions representing over $400 billion of investment property and over 3,000 tracked properties which report rent and expense data quarterly. CBC has previously provided access to its REIToScore model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBC's REIToScore model.

DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Dividends received from REITs generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90 day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.


Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gains are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.


Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, generally such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. Shareholders will be advised annually as to the tax status of dividends and capital gains and return of capital distributions. Shareholders are urged to consult their tax advisors regarding their own tax situation. Distributions by a Fund may be subject to state and local taxes.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES


Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase and Sale of SharesHow to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with an investment advisor or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase and Sale of Shares--How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.


DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital charges for Class A shares of each of the Funds. Class A shares are subject to a distribution fee that may not exceed an annual rate of
 .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of a Fund and annual expenses for Class A shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

                                                                            Class A Shares
                                                                            --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price) (a) .....................................................    None (sales
                                                                            charge waived)

Sales charge imposed on dividend reinvestments ..........................        None

Deferred sales charge (as a percentage of original purchase price or
redemption proceeds, whichever is lower) ................................        None

Exchange fee ............................................................        None

--------------------------------------------------------------------------------

           Operating Expenses                                              Examples(a)
---------------------------------------                           ----------------------------
Alliance Fund                   Class A                                                Class A
                                -------                                                -------
   Management fees                .68%                            After 1 year          $ 11
   12b-1 fees                     .20%                            After 3 years         $ 33
   Other expenses (b)             .15%                            After 5 years         $ 57
                                 ----                             After 10 years        $126
   Total fund
      operating expenses         1.03%
                                 ====

Growth Fund                     Class A                                                Class A
                                -------                                                -------
   Management fees                .74%                            After 1 year          $ 13
   12b-1 fees                     .30%                            After 3 years         $ 40
   Other expenses (b)             .22%                            After 5 years         $ 69
                                 ----                             After 10 years        $152
   Total fund
      operating expenses         1.26%
                                 ====

--------------------------------------------------------------------------------

Please refer to the footnotes on page 46.


           Operating Expenses                                              Examples(a)
-----------------------------------------                           ----------------------------
Premier Growth Fund               Class A                                                Class A
                                  -------                                                -------
   Management fees                 1.00%                            After 1 year          $ 16
   12b-1 fees                       .33%                            After 3 years         $ 50
   Other expenses (b)               .24%                            After 5 years         $ 86
                                   ----                             After 10 years        $187
   Total fund
      operating expenses           1.57%
                                   ====

Technology Fund                   Class A                                                Class A
                                  -------                                                -------
   Management fees (g)             1.04%                            After 1 year          $ 17
   12b-1 fees                       .30%                            After 3 years         $ 53
   Other expenses (b)               .33%                            After 5 years         $ 91
                                   ----                             After 10 years        $198
   Total fund
      operating expenses           1.67%
                                   ====

Quasar Fund                       Class A                                                Class A
                                  -------                                                -------
   Management fees (g)             1.16%                            After 1 year          $ 17
   12b-1 fees                       .22%                            After 3 years         $ 53
   Other expenses (b)               .29%                            After 5 years         $ 91
                                   ----                             After 10 years        $198
   Total fund
      operating expenses           1.67%
                                   ====

International Fund                Class A                                                Class A
                                  -------                                                -------
   Management fees
      (after waiver) (c)            .85%                            After 1 year          $ 16
   12b-1 fees                       .17%                            After 3 years         $ 50
   Other expenses (b)               .56%                            After 5 years         $ 86
                                   ----                             After 10 years        $188
   Total fund
      operating expenses (d)       1.58%
                                   ====

Worldwide Privatization Fund      Class A                                                Class A
                                  -------                                                -------
   Management fees                 1.00%                            After 1 year          $ 17
   12b-1 fees                       .30%                            After 3 years         $ 54
   Other expenses (b)               .42%                            After 5 years         $ 93
                                   ----                             After 10 years        $203
   Total fund
      operating expenses           1.72%
                                   ====

New Europe Fund                   Class A                                                Class A
                                  -------                                                -------
   Management fees                 1.06%                            After 1 year          $ 21
   12b-1 fees                       .30%                            After 3 years         $ 64
   Other expenses (b)               .69%                            After 5 years         $110
                                   ----                             After 10 years        $238
   Total fund
      operating expenses           2.05%
                                   ====

All-Asia Investment Fund          Class A                                                Class A
                                  -------                                                -------
   Management fees                                                  After 1 year          $ 21
      (after waiver) (c)            .65%                            After 3 years         $ 65
   12b-1 fees                       .30%                            After 5 years         $111
   Other expenses                                                   After 10 years        $239
      Administration fees
        (after waiver) (d)         0.00%
      Other operating expenses(b)  1.11%
                                   ----
   Total fund
      operating expenses (e)       2.06%
                                   ====

Global Small Cap Fund             Class A                                                Class A
                                  -------                                                -------
   Management fees                 1.00%                            After 1 year          $ 24
   12b-1 fees                       .30%                            After 3 years         $ 75
   Other expenses (b)              1.11%                            After 5 years         $129
                                   ----                             After 10 years        $275
   Total fund
      operating expenses           2.41%
                                   ====

--------------------------------------------------------------------------------

Please refer to the footnotes on page 46.

           Operating Expenses                                              Examples(a)
---------------------------------------                           ----------------------------
Global Environment Fund         Class A                                                Class A
                                -------                                                -------
                                  bb                                                     bb
   Management fees                 1.10%                          After 1 year          $ 27
   12b-1 fees                       .30%                          After 3 years         $ 84
   Other expenses (b)              1.29%                          After 5 years         $142
                                   ----                           After 10 years        $302
   Total fund
      operating expenses           2.69%
                                   ====

Strategic Balanced Fund         Class A                                                Class A
                                -------                                                -------
   Management fees
      (after waiver) (c)          .09%                            After 1 year          $ 14
   12b-1 fees                     .30%                            After 3 years         $ 44
   Other expenses (b)            1.01%                            After 5 years         $ 77
                                 ----                             After 10 years        $168
   Total fund
      operating expenses (e)     1.40%
                                 ====

Balanced Shares                 Class A                                                Class A
                                -------                                                -------
   Management fees                .63%                            After 1 year          $ 15
   12b-1 fees                     .24%                            After 3 years         $ 46
   Other expenses (b)             .60%                            After 5 years         $ 80
                                 ----                             After 10 years        $176
   Total fund
      operating expenses         1.47%
                                 ====

Income Builder Fund             Class A                                                Class A
                                -------                                                -------
   Management fees                .75%                            After 1 year          $ 21
   12b-1 fees                     .30%                            After 3 years         $ 65
   Other expenses (b)            1.04%                            After 5 years         $112
                                 ----                             After 10 years        $242
   Total fund
      operating expenses         2.09%
                                 ====

Utility Income Fund             Class A                                                Class A
                                -------                                                -------
   Management fees
      (after waiver) (c)         0.00%                            After 1 year          $ 15
   12b-1 fees                     .30%                            After 3 years         $ 47
   Other expenses (b)            1.20%                            After 5 years         $ 82
                                 ----                             After 10 years        $179
   Total fund
      operating expenses (f)     1.50%
                                 ====

Growth and Income Fund          Class A                                                Class A
                                -------                                                -------
   Management fees                .49%                            After 1 year           $ 9
   12b-1 fees                     .22%                            After 3 years         $ 29
   Other expenses (b)             .21%                            After 5 years         $ 51
                                 ----                             After 10 years        $113
   Total fund
      operating expenses          .92%
                                 ====

Real Estate Investment Fund     Class A                                                Class A
                                -------                                                -------
   Management fees                .90%                            After 1 year          $ 18
   12b-1 fees                     .30%                            After 3 years         $ 56
   Other expenses (b)             .57%                            After 5 years         $ 96
                                 ----                             After 10 years        $208
   Total fund
      operating expenses         1.77%
                                 ====

--------------------------------------------------------------------------------

(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply.
(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.
(d) Net voluntary fee waiver. Absent such fee waiver, administration fees would have been .15% for the Fund's Class A shares. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.

(e) Net of voluntary fee waivers and expense reimbursements. Absent such waivers and reimbursements, total fund operating expenses for Strategic Balanced Fund would have been 2.08 for Class A shares. Total fund operating expenses for All-Asia Investment Fund would have been 2.56% for Class A shares annualized and total fund operating expenses for International Fund would have been 1.74%, for Class A, annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.55% for Class A shares.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of Class A shares of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Management fees" for International Fund and All-Asia Investment Fund and "Administration fees" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. "Other Expenses" are based on estimated amounts for the Global Environment Fund's current fiscal year. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations.


The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.


Financial Highlights. The tables on the following pages present, for each Fund, per share income and capital changes for a Class A share outstanding throughout each period indicated. Except as indicated below, the information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund, Global Environment Fund, Real Estate Investment Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                  Net                              Net               Net
                                 Asset                        Realized and         Increase
                                 Value                          Unrealized       (Decrease) In    Dividends From    Distributions
                             Beginning Of    Net Investment   Gain (Loss) On    Net Asset Value   Net Investment       From Net
  Fiscal Year or Period         Period        Income (Loss)    Investments      From Operations       Income        Realized Gains
  ---------------------      ------------    --------------   --------------    ---------------   --------------    --------------
Alliance Fund
   Class A
   Year ended 11/30/97 .....   $    7.71      $   (.02)(b)      $    2.09       $    2.07           $   (.02)        $  (1.06)
   Year ended 11/30/96 .....        7.72           .02               1.06            1.08               (.02)           (1.07)
   Year ended 11/30/95 .....        6.63           .02               2.08            2.10               (.01)           (1.00)
   1/1/94 to 11/30/94** ....        6.85           .01               (.23)           (.22)              0.00             0.00
   Year ended 12/31/93 .....        6.68           .02                .93             .95               (.02)            (.76)
   Year ended 12/31/92 .....        6.29           .05                .87             .92               (.05)            (.48)
   Year ended 12/31/91 .....        5.22           .07               1.70            1.77               (.07)            (.63)
   Year ended 12/31/90 .....        6.87           .09               (.32)           (.23)              (.18)           (1.24)
   Year ended 12/31/89 .....        5.60           .12               1.19            1.31               (.04)            0.00
   Year ended 12/31/88 .....        5.15           .08                .80             .88               (.08)            (.35)

Growth Fund (i)
   Class A
   Year ended 10/31/97 .....   $   34.91      $   (.10)(b)      $   10.17       $   10.07           $   0.00         $  (1.03)
   Year ended 10/31/96 .....       29.48           .05               6.20            6.25               (.19)            (.63)
   Year ended 10/31/95 .....       25.08           .12               4.80            4.92               (.11)            (.41)
   5/1/94 to 10/31/94** ....       23.89           .09               1.10            1.19               0.00             0.00
   Year ended 4/30/94 ......       22.67          (.01)(c)           3.55            3.54               0.00            (2.32)
   Year ended 4/30/93 ......       20.31           .05(c)            3.68            3.73               (.14)           (1.23)
   Year ended 4/30/92 ......       17.94           .29(c)            3.95            4.24               (.26)           (1.61)
   9/4/90++ to 4/30/91 .....       13.61           .17(c)            4.22            4.39               (.06)            0.00

Premier Growth Fund
   Class A
   Year ended 11/30/97 .....   $   17.98      $   (.10)(b)      $    5.20       $    5.10           $   0.00         $  (1.08)
   Year ended 11/30/96 .....       16.09          (.04)(b)           3.20            3.16               0.00            (1.27)
   Year ended 11/30/95 .....       11.41          (.03)              5.38            5.35               0.00             (.67)
   Year ended 11/30/94 .....       11.78          (.09)              (.28)           (.37)              0.00             0.00
   Year ended 11/30/93 .....       10.79          (.05)              1.05            1.00               (.01)            0.00
   9/28/92+ to 11/30/92 ....       10.00           .01                .78             .79               0.00             0.00

Technology Fund
   Class A
   Year ended 11/30/97 .....   $   51.15      $   (.51)(b)      $    4.22       $    3.71           $   0.00         $   (.42)
   Year ended 11/30/96 .....       46.64           .39 (b)           7.28            6.89               0.00            (2.38)
   Year ended 11/30/95 .....       31.98          (.30)(b)          18.13           17.83               0.00            (3.17)
   1/1/94 to 11/30/94** ....       26.12          (.32)              6.18            5.86               0.00             0.00
   Year ended 12/31/93 .....       28.20          (.29)              6.39            6.10               0.00            (8.18)
   Year ended 12/31/92 .....       26.38          (.22)(b)           4.31            4.09               0.00            (2.27)
   Year ended 12/31/91 .....       19.44          (.02)             10.57           10.55               0.00            (3.61)
   Year ended 12/31/90 .....       21.57          (.03)              (.56)           (.59)              0.00            (1.54)
   Year ended 12/31/89 .....       20.35          0.00               1.22            1.22               0.00             0.00
   Year ended 12/31/88 .....       20.22          (.03)               .16             .13               0.00             0.00

Quasar Fund
   Class A
   Year ended 9/30/97 ......   $   27.92      $   (.24)(b)      $    6.80       $    6.56           $   0.00         $  (4.11)
   Year ended 9/30/96 ......       24.16          (.25)              8.82            8.57               0.00            (4.81)
   Year ended 9/30/95 ......       22.65          (.22)(b)           5.59            5.37               0.00            (3.86)
   Year ended 9/30/94 ......       24.43          (.60)              (.36)           (.96)              0.00             (.82)
   Year ended 9/30/93 ......       19.34          (.41)              6.38            5.97               0.00             (.88)
   Year ended 9/30/92 ......       21.27          (.24)             (1.53)          (1.77)              0.00             (.16)
   Year ended 9/30/91 ......       15.67          (.05)              5.71            5.66               (.06)            0.00
   Year ended 9/30/90 ......       24.84           .03(b)           (7.18)          (7.15)              0.00            (2.02)
   Year ended 9/30/89 ......       17.60           .02(b)            7.40            7.42               0.00             (.18)
   Year ended 9/30/88 ......       24.47          (.08)             (2.08)          (2.16)              0.00            (4.71)

International Fund
   Class A
   Year ended 6/30/97 ......   $   18.32      $    .06(b)       $    1.51       $    1.57           $   (.12)        $  (1.08)
   Year ended 6/30/96 ......       16.81           .05(b)            2.51            2.56               0.00            (1.05)
   Year ended 6/30/95 ......       18.38           .04                .01             .05               0.00            (1.62)
   Year ended 6/30/94 ......       16.01          (.09)              3.02            2.93               0.00             (.56)
   Year ended 6/30/93 ......       14.98          (.01)              1.17            1.16               (.04)            (.09)
   Year ended 6/30/92 ......       14.00           .01(b)            1.04            1.05               (.07)            0.00
   Year ended 6/30/91 ......       17.99           .05              (3.54)          (3.49)              (.03)            (.47)
   Year ended 6/30/90 ......       17.24           .03               2.87            2.90               (.04)           (2.11)
   Year ended 6/30/89 ......       16.09           .05               3.73            3.78               (.13)           (2.50)
   Year ended 6/30/88 ......       23.70           .17              (1.22)          (1.05)              (.21)           (6.35)
------------------------------------------------------------------------------------------------------------------------------------

Please refer to footnotes on page 52.

                                                         Total    Net Assets                 Ratio of Net
                                 Total     Net Asset  Investment   At End Of     Ratio Of     Investment
                               Dividends    Value    Return Based   Period       Expenses    Income (Loss)                  Average
                                  And       End Of   on Net Asset   (000's      To Average    To Average      Portfolio   Commission
  Fiscal Year or Period      Distributions  Period     Value (a)   omitted)     Net Assets    Net Assets    Turnover Rate   Rate(k)
  ---------------------      ------------- --------- ----------- -----------    -----------   -----------   ------------- ----------
Alliance Fund
   Class A
   Year ended 11/30/97......   $ (1.08)    $  8.70      31.82%     $ 1,201,435      1.03%           (.29)%       158%      $ 0.0571
   Year ended 11/30/96......     (1.09)       7.71      16.49          999,067      1.04             .30          80         0.0646
   Year ended 11/30/95......     (1.01)       7.72      37.87          945,309      1.08             .31          81            --
   1/1/94 to 11/30/94**.....      0.00        6.63      (3.21)         760,679      1.05*            .21*         63            --
   Year ended 12/31/93......      (.78)       6.85      14.26          831,814      1.01             .27          66            --
   Year ended 12/31/92......      (.53)       6.68      14.70          794,733       .81             .79          58            --
   Year ended 12/31/91......      (.70)       6.29      33.91          748,226       .83            1.03          74            --
   Year ended 12/31/90......     (1.42)       5.22      (4.36)         620,374       .81            1.56          71            --
   Year ended 12/31/89......      (.04)       6.87      23.42          837,429       .75            1.79          81            --
   Year ended 12/31/88......      (.43)       5.60      17.10          760,619       .82            1.38          65            --

Growth Fund (i)
   Class A
   Year ended 10/31/97......   $ (1.03)    $ 43.95      29.54%     $   783,110      1.26%(l)        (.25)%        48%      $ 0.0562
   Year ended 10/31/96......      (.82)      34.91      21.65          499,459      1.30             .15          46         0.0584
   Year ended 10/31/95......      (.52)      29.48      20.18          285,161      1.35             .56          61            --
   5/1/94 to 10/31/94**.....      0.00       25.08       4.98          167,800      1.35*            .86*         24            --
   Year ended 4/30/94.......     (2.32)      23.89      15.66          102,406      1.40 (f)         .32          87            --
   Year ended 4/30/93.......     (1.37)      22.67      18.89           13,889      1.40 (f)         .20         124            --
   Year ended 4/30/92.......     (1.87)      20.31      23.61            8,228      1.40            1.44         137            --
   9/4/90++ to 4/30/91......      (.06)      17.94      32.40              713      1.40*           1.99*        130            --

Premier Growth Fund
   Class A
   Year ended 11/30/97......   $ (1.08)    $ 22.00      30.46%     $   373,099      1.57%           (.52)%        76%      $ 0.0594
   Year ended 11/30/96......     (1.27)      17.98      21.52          172,870      1.65            (.27)         95         0.0651
   Year ended 11/30/95......      (.67)      16.09      49.95           72,366      1.75            (.28)        114            --
   Year ended 11/30/94......      0.00       11.41      (3.14)          35,146      1.96            (.67)         98            --
   Year ended 11/30/93......      (.01)      11.78       9.26           40,415      2.18            (.61)         68            --
   9/28/92+ to 11/30/92.....      0.00       10.79       7.90            4,893      2.17*            .91*          0            --

Technology Fund
   Class A
   Year ended 11/30/97......   $  (.42)    $ 54.44       7.32%     $   624,716      1.67%(l)        (.97)%        51%      $ 0.0564
   Year ended 11/30/96......     (2.38)      51.15      16.05          594,861      1.74            (.87)         30         0.0612
   Year ended 11/30/95......     (3.17)      46.64      61.93          398,262      1.75            (.77)         55            --
   1/1/94 to 11/30/94**.....      0.00       31.98      22.43          202,929      1.66*          (1.22)*        55            --
   Year ended 12/31/93......     (8.18)      26.12      21.63          173,732      1.73           (1.32)         64            --
   Year ended 12/31/92......     (2.27)      28.20      15.50          173,566      1.61            (.90)         73            --
   Year ended 12/31/91......     (3.61)      26.38      54.24          191,693      1.71            (.20)        134            --
   Year ended 12/31/90......     (1.54)      19.44      (3.08)         131,843      1.77            (.18)        147            --
   Year ended 12/31/89......      0.00       21.57       6.00          141,730      1.66             .02         139            --
   Year ended 12/31/88......      0.00       20.35       0.64          169,856      1.42            (.16)        139            --

Quasar Fund
   Class A
   Year ended 9/30/97.......   $ (4.11)    $ 30.37      27.81%     $   402,081      1.67%           (.91)%       135%      $ 0.0536
   Year ended 9/30/96.......     (4.81)      27.92      42.42          229,798      1.79           (1.11)        168         0.0596
   Year ended 9/30/95.......     (3.86)      24.16      30.73          146,663      1.83           (1.06)        160            --
   Year ended 9/30/94.......      (.82)      22.65      (4.05)         155,470      1.67           (1.15)        110            --
   Year ended 9/30/93.......      (.88)      24.43      31.58          228,874      1.65           (1.00)        102            --
   Year ended 9/30/92.......      (.16)      19.34      (8.34)         252,140      1.62            (.89)        128            --
   Year ended 9/30/91.......      (.06)      21.27      36.28          333,806      1.64            (.22)        118            --
   Year ended 9/30/90.......     (2.02)      15.67     (30.81)         251,102      1.66             .16          90            --
   Year ended 9/30/89.......      (.18)      24.84      42.68          263,099      1.73             .10          90            --
   Year ended 9/30/88.......     (4.71)      17.60      (8.61)          90,713      1.28            (.40)         58            --

International Fund
   Class A
   Year ended 6/30/97.......   $ (1.20)    $ 18.69       9.30%     $   190,173      1.74%            .31%         94%      $ 0.0363
   Year ended 6/30/96.......     (1.05)      18.32      15.83          196,261      1.72             .31          78            --
   Year ended 6/30/95.......     (1.62)      16.81        .59          165,584      1.73             .26         119            --
   Year ended 6/30/94.......      (.56)      18.38      18.68          201,916      1.90            (.50)         97            --
   Year ended 6/30/93.......      (.13)      16.01       7.86          161,048      1.88            (.14)         94            --
   Year ended 6/30/92.......      (.07)      14.98       7.52          179,807      1.82             .07          72            --
   Year ended 6/30/91.......      (.50)      14.00     (19.34)         214,442      1.73             .37          71            --
   Year ended 6/30/90.......     (2.15)      17.99      16.98          265,999      1.45             .33          37            --
   Year ended 6/30/89.......     (2.63)      17.24      27.65          166,003      1.41             .39          87            --
   Year ended 6/30/88.......     (6.56)      16.09      (4.20)         132,319      1.41             .84          55            --
----------------------------------------------------------------------------------------------------------------------------------

                                  Net                            Net           Net                      Distributions
                                 Asset                      Realized and     Increase                    In Excess
                                 Value                       Unrealized    (Decrease) In    Dividends    From Of Net Distributions
                               Beginning Of  Net Investment Gain(Loss)On  Net Asset Value Net Investment Investment     From Net
  Fiscal Year or Period          Period      Income (Loss)   Investments  From Operations    Income        Income    Realized Gains
  ---------------------       -------------  -------------- ------------- --------------- -------------  ----------- --------------
Worldwide Privatization Fund
   Class A
   Year ended 6/30/97 ......    $   12.13      $  .15(b)      $  2.55       $   2.70       $   (.15)      $   0.00      $  (1.42)
   Year ended 6/30/96 ......        10.18         .10(b)         1.85           1.95           0.00           0.00          0.00
   Year ended 6/30/95 ......         9.75         .06             .37            .43           0.00           0.00          0.00
   6/2/94+ to 6/30/94 ......        10.00         .01            (.26)          (.25)          0.00           0.00          0.00

New Europe Fund
   Class A
   Year ended 7/31/97 ......    $   15.84      $  .07(b)      $  4.20       $   4.27       $   (.15)      $   (.03)     $  (1.32)
   Year ended 7/31/96 ......        15.11         .18            1.02           1.20           0.00           0.00          (.47)
   Year ended 7/31/95 ......        12.66         .04            2.50           2.54           (.09)          0.00          0.00
   Period ended 7/31/94** ..        12.53         .09             .04            .13           0.00           0.00          0.00
   Year ended 2/28/94 ......         9.37         .02(b)         3.14           3.16           0.00           0.00          0.00
   Year ended 2/28/93 ......         9.81         .04            (.33)          (.29)          (.15)          0.00          0.00
   Year ended 2/29/92 ......         9.76         .02(b)          .05            .07           (.02)          0.00          0.00
   4/2/90+ to 2/28/91 ......        11.11(e)      .26            (.91)          (.65)          (.26)          0.00          (.44)

All-Asia Investment Fund
   Class A
   Year ended 10/31/97 .....    $   11.04      $ (.21)(b)(c)  $ (2.95)      $  (3.16)      $   0.00       $   0.00      $   (.34)
   Year ended 10/31/96 .....        10.45        (.21)(b)(c)      .88            .67           0.00           0.00          (.08)
   11/28/94+ to 10/31/95 ...        10.00        (.19)(c)         .64            .45           0.00           0.00          0.00

Global Small Cap Fund
   Class A
   Year ended 7/31/97 ......    $   11.61      $ (.15)(b)     $  2.97       $   2.82       $   0.00       $   0.00      $  (1.56)
   Year ended 7/31/96 ......        10.38        (.14)(b)        1.90           1.76           0.00           0.00          (.53)
   Year ended 7/31/95 ......        11.08        (.09)           1.50           1.41           0.00           0.00         (2.11)(j)

   Period ended 7/31/94** ..        11.24        (.15)(b)        (.01)          (.16)          0.00           0.00          0.00
   Year ended 9/30/93 ......         9.33        (.15)           2.49           2.34           0.00           0.00          (.43)
   Year ended 9/30/92 ......        10.55        (.16)          (1.03)         (1.19)          0.00           0.00          (.03)
   Year ended 9/30/91 ......         8.26        (.06)           2.35           2.29           0.00           0.00          0.00
   Year ended 9/30/90 ......        15.54        (.05)(b)       (4.12)         (4.17)          0.00           0.00         (3.11)
   Year ended 9/30/89 ......        11.41        (.03)           4.25           4.22           0.00           0.00          (.09)
   Year ended 9/30/88 ......        15.07        (.05)          (1.83)         (1.88)          0.00           0.00         (1.78)

Global Environment Fund (n)
   Class A
   Year ended 10/31/97 .....    $   16.48      $ (.23)(b)     $  3.65       $   3.42       $   0.00       $   0.00      $  (1.13)
   Year ended 10/31/96 .....        12.37        (.13)           4.26           4.13           (.02)          0.00          0.00
   Year ended 10/31/95 .....        11.74         .03             .60            .63           0.00           0.00          0.00
   Year ended 10/31/94 .....        10.97        0.00             .77            .77           0.00           0.00          0.00
   Year ended 10/31/93 .....        10.78         .01             .18            .19           0.00           0.00          0.00
   Year ended 10/31/92 .....        13.12         .01           (2.17)         (2.16)          (.10)          0.00          (.08)
   Year ended 10/31/91 .....        12.46         .13             .87           1.00           (.25)          0.00          (.09)
   1/1/90+ to 10/31/90 .....        13.83         .20           (1.57)         (1.37)          0.00           0.00          0.00

Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 ......    $   18.48      $  .47(b)(c)   $  3.56       $   4.03       $   (.39)      $   0.00      $  (2.33)
   Year ended 7/31/96 ......        17.98         .35(b)(c)      1.08           1.43           (.32)          0.00          (.61)
   Year ended 7/31/95 ......        16.26         .34(c)         1.64           1.98           (.22)          0.00          (.04)
   Period ended 7/31/94** ..        16.46         .07(c)         (.27)          (.20)          0.00           0.00          0.00
   Year ended 4/30/94 ......        16.97         .16(c)          .74            .90           (.24)          0.00         (1.17)
   Year ended 4/30/93 ......        17.06         .39(c)          .59            .98           (.42)          0.00          (.65)
   Year ended 4/30/92 ......        14.48         .27(c)         2.80           3.07           (.17)          0.00          (.32)
   9/4/90++ to 4/30/91 .....        12.51         .34(c)         1.66           2.00           (.03)          0.00          0.00

Balanced Shares
   Class A
   Year ended 7/31/97 ......    $   14.01      $  .31(b)      $  3.97       $   4.28       $   (.32)      $   0.00      $   (.18)
   Year ended 7/31/96 ......        15.08         .37             .45            .82           (.41)          0.00         (1.48)
   Year ended 7/31/95 ......        13.38         .46            1.62           2.08           (.36)          0.00          (.02)
   Period ended 7/31/94** ..        14.40         .29            (.74)          (.45)          (.28)          0.00          (.29)
   Year ended 9/30/93 ......        13.20         .34            1.29           1.63           (.43)          0.00          0.00
   Year ended 9/30/92 ......        12.64         .44             .57           1.01           (.45)          0.00          0.00
   Year ended 9/30/91 ......        10.41         .46            2.17           2.63           (.40)          0.00          0.00
   Year ended 9/30/90 ......        14.13         .45           (2.14)         (1.69)          (.40)          0.00         (1.63)
   Year ended 9/30/89 ......        12.53         .42            2.18           2.60           (.46)          0.00          (.54)
   Year ended 9/30/88 ......        16.33         .46           (1.07)          (.61)          (.44)          0.00         (2.75)

Income Builder Fund (h)
   Class A
   Year ended 10/31/97 .....    $   11.57      $  .50(b)      $  1.62       $   2.12       $   (.51)      $   0.00      $   (.61)
   Year ended 10/31/96 .....        10.70         .56(b)          .98           1.54           (.55)          0.00          (.12)
   Year ended 10/31/95 .....         9.69         .93(b)          .59           1.52           (.51)          0.00          0.00
   3/25/94++ to 10/31/94 ...        10.00         .96           (1.02)          (.06)          (.05)(g)       0.00          (.20)
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 52.

                                                            Total     Net Assets                Ratio of Net
                                  Total      Net Asset    Investment   At End Of    Ratio Of     Investment
                                Dividends     Value      Return Based   Period       Expenses   Income (Loss)               Average
                                   And        End Of     on Net Asset   (000's     To Average    To Average    Portfolio  Commission
  Fiscal Year or Period       Distributions   Period       Value(a)    omitted)    Net Assets    Net Assets  Turnover Rate  Rate(k)
  ---------------------       -------------  ---------  ------------  ----------   ----------    ----------- ------------- ---------
Worldwide Privatization Fund
   Class A
   Year ended 6/30/97 ......     $  (1.57)   $  13.26       25.16%    $ 561,793       1.72%         1.27%         48%       $0.0132
   Year ended 6/30/96 ......         0.00       12.13       19.16       672,732       1.87           .95          28           --
   Year ended 6/30/95 ......         0.00       10.18        4.41        13,535       2.56           .66          36           --
   6/2/94+ to 6/30/94 ......         0.00        9.75       (2.50)        4,990       2.75*         1.03*          0           --

New Europe Fund
   Class A
   Year ended 7/31/97 ......     $  (1.50)   $  18.61       28.78%    $  78,578       2.05%(l)       .40%         89%       $0.0569
   Year ended 7/31/96 ......         (.47)      15.84        8.20        74,026       2.14          1.10          69           --
   Year ended 7/31/95 ......         (.09)      15.11       20.22        86,112       2.09           .37          74           --
   Period ended 7/31/94** ..         0.00       12.66        1.04        86,739       2.06*         1.85*         35           --
   Year ended 2/28/94 ......         0.00       12.53       33.73        90,372       2.30           .17          94           --
   Year ended 2/28/93 ......         (.15)       9.37       (2.82)       79,285       2.25           .47         125           --
   Year ended 2/29/92 ......         (.02)       9.81         .74       108,510       2.24           .16          34           --
   4/2/90+ to 2/28/91 ......         (.70)       9.76       (5.63)      188,016       1.52*         2.71*         48           --

All-Asia Investment Fund
   Class A
   Year ended 10/31/97 .....     $   (.34)   $   7.54      (29.61)%   $   5,916       3.45%(f)     (1.97)%        70%       $0.0248
   Year ended 10/31/96 .....         (.08)      11.04        6.43        12,284       3.37(f)      (1.75)         66         0.0280
   11/28/94+ to 10/31/95 ...         0.00       10.45        4.50         2,870       4.42(f)*     (1.87)*        90           --

Global Small Cap Fund
   Class A
   Year ended 7/31/97 ......     $  (1.56)   $  12.87       26.47%    $  85,217       2.41%(l)     (1.25)%       129%       $0.0364
   Year ended 7/31/96 ......         (.53)      11.61       17.46        68,623       2.51         (1.22)        139           --
   Year ended 7/31/95 ......        (2.11)      10.38       16.62        60,057       2.54(f)      (1.17)        128           --
   Period ended 7/31/94** ..         0.00       11.08       (1.42)       61,372       2.42*        (1.26)*        78           --
   Year ended 9/30/93 ......         (.43)      11.24       25.83        65,713       2.53         (1.13)         97           --
   Year ended 9/30/92 ......         (.03)       9.33      (11.30)       58,491       2.34          (.85)        108           --
   Year ended 9/30/91 ......         0.00       10.55       27.72        84,370       2.29          (.55)        104           --
   Year ended 9/30/90 ......        (3.11)       8.26      (31.90)       68,316       1.73          (.46)         89           --
   Year ended 9/30/89 ......         (.09)      15.54       37.34       113,583       1.56          (.17)        106           --
   Year ended 9/30/88 ......        (1.78)      11.41       (8.11)       90,071       1.54          (.50)         74           --

Global Environment Fund (n)
   Class A
   Year ended 10/31/97 .....     $  (1.13)   $  18.77       23.51%    $  52,378       2.39%        (1.35)%       145%       $0.0506
   Year ended 10/31/96 .....         (.02)      16.48       33.48       100,271       1.60          (.85)        268         0.0313
   Year ended 10/31/95 .....         0.00       12.37        5.37        85,416       1.57           .21         109           --
   Year ended 10/31/94 .....         0.00       11.74        7.02        81,102       1.67          (.04)         42           --
   Year ended 10/31/93 .....         0.00       10.97        1.76        75,805       1.62           .15          25           --
   Year ended 10/31/92 .....         (.18)      10.78      (16.59)       74,442       1.63           .10          41           --
   Year ended 10/31/91 .....         (.34)      13.12        8.66        90,612       1.49           .95          32           --
   1/1/90+ to 10/31/90 .....         0.00       12.46      (10.68)       86,041       1.72*         3.95*          4           --

Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 ......     $  (2.72)   $  19.79       23.90%    $  20,312       1.41%(f)(l)   2.50%        170%       $0.0395
   Year ended 7/31/96 ......         (.93)      18.48        8.05        18,329       1.40(f)       1.78         173           --
   Year ended 7/31/95 ......         (.26)      17.98       12.40        10,952       1.40(f)       2.07         172           --
   Period ended 7/31/94** ..         0.00       16.26       (1.22)        9,640       1.40*(f)      1.63*         21           --
   Year ended 4/30/94 ......        (1.41)      16.46        5.06         9,822       1.40(f)       1.67         139           --
   Year ended 4/30/93 ......        (1.07)      16.97        5.85         8,637       1.40(f)       2.29          98           --
   Year ended 4/30/92 ......         (.49)      17.06       20.96         6,843       1.40          1.92         103           --
   9/4/90++ to 4/30/91 .....         (.03)      14.48       16.00           443       1.40*         3.54*        137           --

Balanced Shares
   Class A
   Year ended 7/31/97 ......     $  (2.12)   $  16.17       33.46%    $ 115,500       1.47%(m)      2.11%        207%       $0.0552
   Year ended 7/31/96 ......        (1.89)      14.01        5.23       102,567       1.38          2.41         227           --
   Year ended 7/31/95 ......         (.38)      15.08       15.99       122,033       1.32          3.12         179           --
   Period ended 7/31/94** ..         (.57)      13.38       (3.21)      157,637       1.27*         2.50*        116           --
   Year ended 9/30/93 ......         (.43)      14.40       12.52       172,484       1.35          2.50         188           --
   Year ended 9/30/92 ......         (.45)      13.20        8.14       143,883       1.40          3.26         204           --
   Year ended 9/30/91 ......         (.40)      12.64       25.52       154,230       1.44          3.75          70           --
   Year ended 9/30/90 ......        (2.03)      10.41      (13.12)      140,913       1.36          4.01         169           --
   Year ended 9/30/89 ......        (1.00)      14.13       22.27       159,290       1.42          3.29         132           --
   Year ended 9/30/88 ......        (3.19)      12.53       (1.10)      111,515       1.42          3.74         190           --

Income Builder Fund (h)
   Class A
   Year ended 10/31/97 .....     $  (1.12)   $  12.57       19.36%    $   2,367       2.09%         4.18%        159%       $0.0513
   Year ended 10/31/96 .....         (.67)      11.57       14.82         2,056       2.20          4.92         108         0.0600
   Year ended 10/31/95 .....         (.51)      10.70       16.22         1,398       2.38          5.44          92           --
   3/25/94++ to 10/31/94 ...         (.25)       9.69        (.54)          600       2.52*         6.11*        126           --
------------------------------------------------------------------------------------------------------------------------------------


                                  Net                            Net           Net                      Distributions
                                 Asset                      Realized and     Increase                    In Excess
                                 Value                       Unrealized    (Decrease) In    Dividends    From Of Net  Distributions
                               Beginning Of  Net Investment Gain(Loss)On  Net Asset Value Net Investment Investment     From Net
  Fiscal Year or Period          Period      Income (Loss)   Investments  From Operations    Income        Income     Realized Gains
  ---------------------       -------------  -------------- ------------- --------------- -------------  -----------  --------------
Utility Income Fund
Class A
   Year ended 11/30/97 .....    $  10.59      $   .32(b)(c)   $   2.04      $   2.36       $   (.34)      $   0.00     $   (.13)
   Year ended 11/30/96 .....       10.22          .18(b)(c)        .65           .83           (.46)          0.00         0.00
   Year ended 11/30/95 .....        8.97          .27(c)          1.43          1.70           (.45)          0.00         0.00
   Year ended 11/30/94 .....        9.92          .42(c)          (.89)         (.47)          (.48)          0.00         0.00
   10/18/93+ to 11/30/93 ...       10.00          .02(c)          (.10)         (.08)          0.00           0.00         0.00

Growth and Income Fund
   Class A
   Year ended 10/31/97 .....    $   3.00      $   .04(b)      $    .87      $    .91       $   (.05)      $   0.00     $   (.38)
   Year ended 10/31/96 .....        2.71          .05              .50           .55           (.05)          0.00         (.21)
   Year ended 10/31/95 .....        2.35          .02              .52           .54           (.06)          0.00         (.12)
   Year ended 10/31/94 .....        2.61          .06             (.08)         (.02)          (.06)          0.00         (.18)
   Year ended 10/31/93 .....        2.48          .06              .29           .35           (.06)          0.00         (.16)
   Year ended 10/31/92 .....        2.52          .06              .11           .17           (.06)          0.00         (.15)
   Year ended 10/31/91 .....        2.28          .07              .56           .63           (.09)          0.00         (.30)
   Year ended 10/31/90 .....        3.02          .09             (.30)         (.21)          (.10)          0.00         (.43)
   Year ended 10/31/89 .....        3.05          .10              .43           .53           (.08)          0.00         (.48)
   Year ended 10/31/88 .....        3.48          .10              .33           .43           (.08)          0.00         (.78)

Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 .....    $  10.00      $   .30(b)      $   2.88      $   3.18       $   (.38)(m)   $   0.00     $   0.00
------------------------------------------------------------------------------------------------------------------------------------

+    Commencement of operations.
++   Commencement of distribution.
*    Annualized.
**   Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total investment returns calculated for a period of less than one year is not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waivers and expense reimbursements.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).

(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (l) below, would have been as follows:

                                    1993       1994       1995      1996     1997
    All-Asia Investment Fund
        Class A                      --         --      10.57%#    3.61%     3.57%
    Growth Fund
        Class A                    1.84%      1.46%        --       --
    Global Small Cap Fund
        Class A                      --         --       2.61%      --
    Strategic Balanced Fund
        Class A                    1.85%      1.70%1     1.81%     1.76%     2.06%
                                              1.94%#2
    Utility Income Fund
        Class A                  145.63%#    13.72%      4.86%#    3.38%     3.55%

------------
#    annualized
1.   For the period ended April 30, 1994
2.   For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1993, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.
(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12).
(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are changed.

(l) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratios of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (f) above, would have been as follows:

                                 1997                                    1997
                                 ----                                    ----
     International Fund                      Growth Fund
        Class A                  1.73%         Class A                  1.25%
     Global Small Cap Fund                   Technology Fund
        Class A                  2.38%         Class A                  1.66%
     Strategic Balanced Fund
        Class A                  1.40%
     New Europe Fund
        Class A                  2.04%
     Balanced Shares
        Class A                  1.46%
     Growth and Income
        Class A                   .91%

(m) Distributions from net investment income include a tax return of capital of $0.08.
(n) The Global Environment Fund operated as a closed-end investment company through October 3, 1997 when it converted to an open-end investment company and all shares of its common stock then outstanding were reclassified as Class A shares.

                                                           Total      Net Assets               Ratio of Net
                                  Total      Net Asset   Investment    At End Of   Ratio Of     Investment
                                Dividends      Value    Return Based    Period      Expenses   Income (Loss)                Average
                                   And        End Of    on Net Asset    (000's    To Average    To Average    Portfolio   Commission
  Fiscal Year or Period       Distributions   Period      Value(a)     omitted)   Net Assets    Net Assets  Turnover Rate   Rate(k)
  ---------------------       ------------- ---------  ------------   ----------  ----------   ----------- -------------  ---------
Utility Income Fund
Class A
   Year ended 11/30/97 .....     $  (.47)    $  12.48       23.10%   $    4,117      1.50%(f)     2.89%        37%       $  0.0442
   Year ended 11/30/96 .....        (.46)       10.59        8.47         3,294      1.50 (f)     1.67         98           0.0536
   Year ended 11/30/95 .....        (.45)       10.22       19.58         2,748      1.50 (f)     2.48        162              --
   Year ended 11/30/94 .....        (.48)        8.97       (4.86)        1,068      1.50 (f)     4.13         30              --
   10/18/93+ to 11/30/93 ...        0.00         9.92        (.80)          229      1.50*(f)     2.35*        11              --

Growth and Income Fund
   Class A
   Year ended 10/31/97 .....     $  (.43)    $   3.48       33.28%   $  787,566       .92%(l)     1.39%        88%       $  0.0589
   Year ended 10/31/96 .....        (.26)        3.00       21.51       553,151       .97         1.73         88           0.0625
   Year ended 10/31/95 .....        (.18)        2.71       24.21       458,158      1.05         1.88        142              --
   Year ended 10/31/94 .....        (.24)        2.35        (.67)      414,386      1.03         2.36         68              --
   Year ended 10/31/93 .....        (.22)        2.61       14.98       459,372      1.07         2.38         91              --
   Year ended 10/31/92 .....        (.21)        2.48        7.23       417,018      1.09         2.63        104              --
   Year ended 10/31/91 .....        (.39)        2.52       31.03       409,597      1.14         2.74         84              --
   Year ended 10/31/90 .....        (.53)        2.28       (8.55)      314,670      1.09         3.40         76              --
   Year ended 10/31/89 .....        (.56)        3.02       21.59       377,168      1.08         3.49         79              --
   Year ended 10/31/88 .....        (.86)        3.05       16.45       350,510      1.09         3.09         66              --

Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 .....     $  (.38)    $  12.80       32.24%   $   37,638      1.77%(l)     2.73%*       20%       $  0.0518

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Global Environment Fund, Inc. (1990), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc. (1993), Alliance Growth and Income Fund, Inc. (1932) and Real Estate Investment Fund, Inc. (1996). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Real Estate Investment Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for each class of shares, including Advisor Class shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Balanced Shares, Income Builder Fund, Utility Income Fund, Real Estate Investment Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares, including Advisor Class shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

















This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

================================================================================
Alliance Stock Funds
Subscription Application
- Advisor Class
================================================================================

     The Alliance Fund
     Growth Fund
     Premier Growth Fund
     Technology Fund
     Quasar Fund
     International Fund
     Worldwide Privatization Fund
     New Europe Fund
     All-Asia Investment Fund
     Global Small Cap Fund

     Global Environment Fund
     Strategic Balanced Fund
     Balanced Shares
     Income Builder Fund
     Real Estate Investment Fund
     Utility Income Fund
     Growth & Income Fund



To Open Your New Alliance Account...

Please complete the application and mail it to:

     Alliance Fund Services, Inc.
     P.O. Box 1520
     Secaucus, New Jersey 07096-1520

     For certified or overnight deliveries, send to:

     Alliance Fund Services, Inc.
     500 Plaza Drive
     Secaucus, New Jersey 07094


Section 1  Your Account Registration (Required)

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

     --   Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
          Minor:

          o Indicate your name(s) exactly as it appears on your social security card.

     --   Transfer on Death:

          o    Ensure that your state participates

     --   Trust/Other:

          o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.


Section 2  Your Address (Required) Complete in full.

     --   Non-Resident Alien:

          o    Indicate your permanent country of residence.


Section 3 Your Initial Investment (Required)

For each Fund in which you are investing: (1) Write the three digit Fund number in the column titled 'Indicate three digit Fund number located below'.
(2) Write the dollar amount of your initial purchase in the column titled 'Indicate Dollar Amount'.
(3) Check off a distribution
option for your dividends. (4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.


Section 4  Your Shareholder Options (Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

Section 5  Shareholder Authorization (Required)
All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800)221-5672.


================================================================================
                      For Literature Call: (800) 227-4618
================================================================================

The Alliance Stock Funds Subscription Application - Advisor Class

--------------------------------------------------------------------------------------------------------------------------
1. YOUR ACCOUNT REGISTRATION (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
--------------------------------------------------------------------------------------------------------------------------

|_|  Individual Account { |_| Male  |_| Female } --or--  Joint Account --or--

|_|  Transfer On Death { |_| Male  |_| Female } --or--  Gift/Transfer to a Minor

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Owner or Custodian (First Name)                                               (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     (First Name) Joint Owner*, Transfer On Death Beneficiary or Minor's Name      (MI)          (Last Name)


     |_|_|_|-|_|_|-|_|_|_|_|                                                       If Uniform Gift/Transfer
     Social Security Number of Owner or Minor (required to open account)           to Minor Account:
                                                                                   |_| |_| Minor's State of Residence

     If Joint Tenants Account: *The Account will be registered
     "Joint Tenants with right of Survivorship" unless you indicate otherwise below:

     |_| In Common     |_| By Entirety     |_| Community Property

|_| Trust --or--  |_| Corporation --or--  |_| Other_____________________________

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trustee if applicable (First Name)                                    (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust or Corporation or Other Entity

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust or Corporation or Other Entity continued

     |_|_|_|_|_|_|_|_|                                                |_|_|_|_|_|_|_|_|_|
     Trust Dated (MM,DD,YYYY)                                         Tax ID Number (required to open account)

                                                                      |_| Employer ID Number --or--  |_| Social Security
                                                                                                         Number

--------------------------------------------------------------------------------------------------------------------------
2. YOUR ADDRESS
--------------------------------------------------------------------------------------------------------------------------

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street Number                       Street Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|   |_|_|_|_|_|
     City                                                                                              State   Zip code

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|  -  |_|_|_|  -  |_|_|_|_|
     If Non-U.S., Specify Country                                                        Daytime Phone Number

     |_| U.S. Citizen    |_| Resident Alien    |_| Non-Resident Alien


                                                       Alliance Capital[LOGO](R)

--------------------------------------------------------------------------------------------------------------------------
3. Your Initial Investment
--------------------------------------------------------------------------------------------------------------------------
I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

                                                  Dividend and Capital Gain Distribution Options:

                                                  R    Reinvest distributions into my fund account.
------------------------------------------        -
  Broker/Dealer Use Only: Wire Confirm #          C    Send my distributions in cash to the address I have provided in
          |_|_|_|_|_|_|_|_|                       -    Section 2. (Complete Section 4D for direct deposit to your bank
------------------------------------------             account. Complete Section 4E for payment to a third party).

                                                  D    Direct my distributions to another Alliance Fund. Complete the
                                                  -    appropriate portion of Section 4A to direct your distributions
                                                       (dividends and capital gains) to another Alliance Fund.

-------------   ==============   ========================   =============================
                Indicate three                                  Distributions Options
                  digit Fund                                          "Check One"
                number located    Indicate Dollar Amount    =============================
                    below                                   Dividends      Captital Gains
  Make all      ==============   ========================   =============================
   checks
 payable to:       |_|_|_|        $                          R  C  D         R   C   D
  Alliance
    Funds          |_|_|_|        $                          R  C  D         R   C   D

-------------      |_|_|_|        $                          R  C  D         R   C   D

                   |_|_|_|        $                          R  C  D         R   C   D

==========================
   Total Investment               $
==========================

--------------------------------------------------------------------------------------------------------------------------
Alliance Stock Fund Names and Numbers
--------------------------------------------------------------------------------------------------------------------------

                                                     =======
                                                     Advisor
                                                      Class
                                                     =======

Domestic       The Alliance Fund                       444
               Growth Fund                             431
               Premier Growth Fund                     478
               Technology Fund                         482
               Quasar Fund                             426

Global         International Fund                      440
               Worldwide Privatization Fund            412
               New Europe Fund                         462
               All-Asia Investment Fund                418
               Global Small Cap Fund                   445
               Global Environment Fund                 481

Total Return   Strategic Balanced Fund                 432
               Balanced Shares                         496
               Income Builder Fund                     411
               Real Estate Investment Fund             410
               Utility Income Fund                     409
               Growth & Income Fund                    494

--------------------------------------------------------------------------------------------------------------------------
4. Your Shareholder Options
--------------------------------------------------------------------------------------------------------------------------
A. Automatic Investment Plans (AIP)

|_|  Withdraw From My Bank Account Via EFT*

     I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below
     (Complete Section 4D also for the bank account you wish to use).

     1-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency
                                                                                               Frequency:
     2-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|               M = monthly
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency         Q = quarterly
                                                                                               A = Annually
     3-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency

     *Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_|  Direct My Distributions
     As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

     FROM:     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

     TO  :     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

|_|  Exchange My Shares Monthly
     I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

     FROM:     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

               |_|_| , |_|_|_| .00     |_|_|
               Amount ($25 minimum)    Day of Exchange**

     TO  :     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

     **Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a
     fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

     You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

Instructions:  o    Review the information in the Prospectus about telephone transaction services.

               o    If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|  Purchases and Redemptions via EFT

     I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.


--------------------------------------------------------------------------------------------------------------------------
     For shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured that the check or electronic fund transfer has been collected, normally 15 calendar days after the purchase date.
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
C. Systematic Withdrawal Plans (SWP)

     In order to establish a SWP, you must reinvest all dividends and capital gains.

|_|  I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated
     below.

     1-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency
                                                                                               Frequency:
     2-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|               M = monthly
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency         Q = quarterly
                                                                                               A = Annually
     3-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency

     Please send my SWP proceeds to:

     |_| My Address of Record (via check)                            |_|  My checking account-via EFT (complete section 4D)
                                                                          Your bank must be a member of the National
                                                                          Automated Clearing House Association (NACHA) in
     |_| The Payee and address specified in section 4E (via check)        order for you to receive SWP proceeds directly
         (Medallion Signature Guarantee required)                         into your bank account. Otherwise payment will be
                                                                          made by check

D.  Bank Information     This bank account information will be used for:

    |_|  Distributions (Section 3)               |_|  Telephone Transactions (Section 4B)


    |_|  Automatic Investments (Section 4A)      |_|  Withdrawals (Section 4C)

---------------------------------------------------------------------------------------------------------------------------
Please Tape a Pre-printed Voided Check Here*
---------------------------------------------------------------------------------------------------------------------------

                                                                                * The above services
                                                                                cannot be established
           [GRAPHIC OF BLANK CHECK WITH THE WORD VOID PRINTED ON IT.]           without a pre-printed
                                                                                voided check.
                                                                                For EFT transactions,
                                                                                the Fund requires
                                                                                signatures of bank
                                                                                account owners exactly
                                                                                as they appear on bank
                                                                                records. If the
                                                                                registration at the
                                                                                bank differs from that
                                                                                on the Alliance mutual
                                                                                fund, all parties must
                                                                                sign in Section 5.

|_|_|_|_|_|_|_|_|_|                |_|_|_|_|_|_|_|_|_|_|_|_|_|
Your Bank's ABA Routing Number     Your Bank Account Number

|_|  Checking Account     |_|  Savings Account

--------------------------------------------------------------------------------------------------------------------------
4.   YOUR SHAREHOLDER OPTIONS(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
E.   THIRD PARTY PAYMENT DETAILS  Your signautre(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a dealer/broker. This third party payee information will be used for:


                     |_|  Distributions (section 3)             |_|  Systematic Withdrawals (section 4C)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|  |_|   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_||_|_|_|_|
     Name (First Name)                                          (MI)  (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street Number                       Street Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|   |_|_|_|_|_|
     City                                                                                              State   Zip code


--------------------------------------------------------------------------------------------------------------------------
     DEALER/AGENT AUTHORIZATION -- For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

|_____________________________________________________________|   |_______________________________________________________|
  Dealer/Agent Firm                                                  Authorized Signature


|________________________________________________________| |__|   |_______________________________________________________|
  Representative First Name                                 MI       Last Name


|_____________________________________________________________|   |_______________________________________________________|
  Dealer/Agent Firm Number                                           Representative Number


|_____________________________________________________________|   |_______________________________________________________|
  Branch Number                                                      Branch Telephone Number


|_____________________________________________________________|   |_______________________________________________________|
  Branch Office Address


|_____________________________________________________________|   |_||_|  |_______________________________________________|
   City                                                            State     Zip Code

--------------------------------------------------------------------------------
5.   SHAREHOLDER AUTHORIZATION -- This section MUST be completed
--------------------------------------------------------------------------------

     Telephone Exchanges and Redemptions by Check

     Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000 for redemptions by check.

     |_| I do not elect the telephone exchange service.

     |_| I do not elect the telephone redemption by check service.

     By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

     For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

     I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

     I CERTIFY UNDER PENALTY OF PERJURY THAT THE NUMBER SHOWN IN SECTION 1 OF THIS FORM IS MY CORRECT TAX IDENTIFICATION NUMBER OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME AND THAT I HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.

     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATE REQUIRED TO AVOID BACKUP WITHHOLDING.

|__________________________________________________|   |_______________________|
Signature                                               Date



|__________________________________________________|   |_______________________|
Signature                                               Date



----------------------------------------------
Medallion Signautre Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer





                                                         Alliance Capital [LOGO]

[LOGO]
                         ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 2, 1998
________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance All-Asia Investment Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares of the Fund, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

Description of the Fund...............................
Management of the Fund................................
Expenses of the Fund..................................
Purchase of Shares....................................
Redemption and Repurchase of Shares...................
Shareholder Services..................................
Net Asset Value.......................................
Dividends, Distributions and Taxes....................
Brokerage and Portfolio Transactions..................
General Information...................................
Report of Independent Auditors and Financial
  Statements..........................................
Appendix A:  Options..................................        A-1
Appendix B:  Futures Contracts, Options on Futures ...
Contracts and Options on Foreign .....................
Currencies............................................        B-1
Appendix C:  Bond Ratings.............................        C-1
Appendix D:  Additional Information About Japan.......        D-1
____________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

___________________________________________________________

                     DESCRIPTION OF THE FUND
___________________________________________________________

         Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund is a non-diversified, open-end management investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in equity or debt securities issued by non-Asian issuers provided that the Fund will invest at least 80% of its total assets in equity securities issued by Asian companies and Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies. For a description of Japan, see Appendix D. Equity securities are common and preferred stocks, securities convertible into common and preferred stocks and equity-linked debt securities, but do not include rights, warrants or options to subscribe for or purchase common and preferred stocks.

         The Fund defines an Asian company to be an entity that
(i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

         For purposes of this Statement of Additional
Information, Asian countries include Australia, the Democratic Socialist Republic of Sri Lanka ("Sri Lanka"), the Hong Kong Special Administrative Region ("Hong Kong"), the Islamic Republic of Pakistan ("Pakistan"), Japan, the Kingdom of Thailand ("Thailand"), Malaysia, Negara Brunei Darussalam ("Brunei"), New Zealand, the People's Republic of China ("China"), the People's Republic of Kampuchea ("Cambodia"), the Republic of China

("Taiwan"), the Republic of India ("India"), the Republic of Indonesia ("Indonesia"), the Republic of Korea ("South Korea"), the Republic of the Philippines ("the Philippines"), the Republic of Singapore ("Singapore"), the Socialist Republic of Vietnam ("Vietnam") and the Union of Myanmar ("Myanmar").

How The Fund Pursues Its Objective

         Investment in Asian Countries. In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. The Adviser believes that these conditions are important to the long-term economic growth of Asian countries.

         As the economics of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies, the securities of which are listed on exchanges in more developed Asian countries, will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

         As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. The Adviser believes that investment opportunities in Asian countries will continue to expand.

         The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

         The Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments rated below Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard and Poor's Ratings Services ("S&P"), or, if not rated, determined by The Adviser to be of equivalent quality. The Fund will not purchase a debt security that, at the time of purchase, is rated below B by Moody's and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Certain Risk Considerations-- Securities Ratings" and Appendix C for a description of such ratings.

         Defensive Position. For temporary defensive purposes, during periods in which conditions in securities markets or other economic or political conditions warrant, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P or Moody's or, if not so rated, of equivalent investment quality as determined by the Adviser. For this purpose, the Fund will limit its investments in foreign currency denominated debt securities to securities that are denominated in currencies in which the Fund anticipates its subsequent investments will be denominated.

         Subject to its policy of investing at least 65% of its total assets in equity securities of Asian companies, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Additional Investment Policies and Practices

         Except as otherwise noted, the Fund's investment policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Warrants. The Fund may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible Securities. The Fund may invest up to 25% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         Depositary Receipts and Securities of Supranational Entities. The Fund may invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities". Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts.
ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets and depositary receipts in bearer form are designed for use in foreign securities markets. The investments of the Fund in depositary receipts are deemed to be investments in the underlying securities.

         A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities," are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

         Equity-Linked Debt Securities. The Fund may, with the objective of realizing capital appreciation, invest up to 25% of its net assets in equity-linked debt securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

         Loans and other Direct Debt Instruments. The Fund may invest up to 25% of its net assets in loans and other direct debt instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

         The Fund's investment in lower-rated loans and other lower-rated direct debt instruments is subject to the Fund's policy of maintaining not more than 5% of its net assets in lower-rated securities.

         Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Prospectus under "Description of the Fund-- Additional Investment Policies and Practices--Interest Rate Transactions."

         Options. The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. For additional information on the use, risk and costs of options, see Appendix A.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "--Illiquid Securities."

         Options on Market Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

         Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

         Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

         The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

         The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under futures contracts.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a segregated account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated. For additional information on the use, risks and costs of forward foreign currency exchange contracts, see Appendix B.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of acquisition of such commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Currency Swaps. The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained in a segregated accounting by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims- paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

         Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which Alliance monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         Illiquid Securities. The Fund will not maintain more than 15% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others (a) direct placement or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., many individually negotiated currency swaps and any assets used to cover currency swaps, most privately negotiated investments in state enterprises that have not yet conducted initial equity offerings, when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (b) over-the-counter options and all assets used to cover over-the-counter options and (c) repurchase agreements not terminable within seven days.

         The Fund may not be able to readily sell illiquid securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Illiquid securities are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. To the extent that the Fund makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Fund to make such investments when the Adviser believes there is a reasonable expectation that the Fund would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Fund may invest similar to the U.S. Securities Act of 1933, as amended (the "Securities Act") requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934. The Adviser will monitor the illiquidity of such securities under the supervision of the Board of Directors.

         Short Sales. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if as a result more than 25% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. Pursuant to the Taxpayer Relief Act of 1997, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.
Certain special federal income tax considerations may apply to short sales which are entered into by the Fund. See "Dividends, Distributions and Taxes--United States Federal Income Taxation of the Fund--Tax Straddles."

         General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast price movements or currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Additional Investment Policies

         Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that liquid assets equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. See "Additional Investment Policies and Practices--Repurchase Agreements" above. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 30% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 150%. A 150% annual turnover rate would occur if all the securities in the Fund's portfolio were replaced one and one-half times within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund, and as portfolio turnover increases it is more likely that the Fund will realize short-term capital gains. For the fiscal years ended October 31, 1996 and October 31, 1997, the Fund's portfolio turnover was 66% and 70%, respectively.

Certain Risk Considerations

         Investment in the Fund involves the special risk considerations described below.

         Investment in Asian Countries; Risks of Foreign Investment. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage.

         Foreign investment in the securities markets of certain Asian countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

         The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. The liquidity of the Fund's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many Asian countries are generally higher than in the United States.

         Issuers of securities in Asian jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of Asian countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Asian issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Asian issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         The economies of individual Asian countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of an Asian country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in Asian countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

         Investment in smaller, emerging Asian companies involves greater risk than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

         Currency Considerations. Because substantially all of the Fund's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies, the dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Fund's income. The Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed below under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

         Investments in Lower-Rated Debt Securities. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher- rated securities. Debt securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Debt securities rated B by Moody's and SEP are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non- subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC and lower by SEP) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Adverse publicity and investor perceptions about lower- rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

         Securities Ratings. The ratings of debt securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. Securities rated BBB by S&P or Baa by Moody's are considered to be investment grade. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix C for a description of Moody's and S&P's bond and commercial paper ratings.

         Non-Diversified Status. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

         Certain Fundamental Investment Policies. The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

         To reduce investment risk, as a matter of fundamental policy the Fund may not:

         (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry;

        (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made;

       (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

        (iv) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         (v) participate on a joint or joint and several basis in any securities trading account;

        (vi) invest in companies for the purpose of exercising control;

       (vii) issue any senior security within the meaning of the 1940 Act;

      (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box") and unless not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

        (ix) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;
              (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs;
              (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

         (x) purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be in the securities of such companies; or

        (xi) purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

         In connection, with the qualification or registration of the Fund's shares for sale under the securities laws of certain states the Fund has agreed, in addition to the foregoing investment restrictions, that it will not invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if as a result of such warrants valued at the lower of such cost or market would exceed 10% of the value of the Fund's assets at the time of purchase.

___________________________________________________________

                     MANAGEMENT OF THE FUND
__________________________________________________________

Directors and Officers

         The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,1  52, Chairman and President of the
Fund, is the President and Chief Operating Officer and a Director of Alliance Capital Management Corporation ("ACMC") with which he has been associated since prior to 1993.

         DAVID H. DIEVLER, 68, was formerly a Senior Vice
President of ACMC, with which he had been associated since prior to 1993 through 1994. He is currently an independent consultant.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 55, has been the President of Historic
Hudson Valley (historic preservation) since prior to 1993. His address is 105 West 55th Street, New York, New York 10019.


____________________

1.  An "interested person" of the Fund as defined in the 1940
    Act.

         W.H. HENDERSON, 70, joined The Royal Dutch/Shell Group in 1948 and served in Singapore, Japan, South Africa, Hong Kong and London. The greater part of his service was in Japan and between 1969 and 1972 he was Managing Director and Chief Executive Officer of The Shell Company of Hong Kong Limited.
Mr. Henderson retired from the Royal Dutch/Shell Group in 1974 in order to establish his own oil and gas consulting business.
Mr. Henderson is currently a Director of a number of investment companies. His address is Quarrey House, Charlton Horethorne, Sherborne, Dorset, DT9 4NY, England.

         STIG HOST, 71, is the Chairman and Chief Executive Officer of International Energy Corp. (oil and gas exploration), with which he has been associated since prior to 1993. He is also Chairman and Director of Kriti Exploration, Inc. (oil and gas exploration and production), Managing Director of Kriti Oil and Minerals, N.V., Chairman of Kriti Properties and Development Corporation (real estate), Chairman of International Marine Sales, Inc. (marine fuels), a Director of Florida Fuels, Inc. (marine fuels) and President of Alexander Host Foundation. He is also a Trustee of the Winthrop Focus Funds. His address is 103 Oneida Drive, Greenwich, Connecticut 06830.

         RICHARD M. LILLY, 67, is retired and was formerly
President and Chief Executive Officer of Esso Italiana, S.p.A.,
Esso Europe-Africa Services and Esso North Europe A/S since prior to 1993. His address is 23 Tradd Street, Charleston, South
Carolina 29401.

         ALAN STOGA, 46, has been a Managing Director and a member of the Board of Directors of Kissinger Associates, Inc.
since prior to 1993. His address is Kissinger Associates, Inc., 350 Park Avenue, New York, New York 10022.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography above).

         A. RAMA KRISHNA, Senior Vice President, 34, is a Senior Vice President of ACMC, with which he has been associated with since 1993. Previously he was Chief Investment Strategist and Director - Equity Research at First Boston Corporation since prior to 1993.

         KARAN TREHAN, Senior Vice President, 44, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1991. Prior thereto, he was Managing Director of Potomac Capital since prior to 1993.

         KATHLEEN A. CORBET, Senior Vice President, 37, is an
Executive Vice President of ACMC with which she has been associated since July, 1993. Prior thereto, she headed Equitable
Capital Management Corporation's Fixed Income Management
Department since prior to July, 1993.

         THOMAS BARDONG, Vice President, 52, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1993.

         DANIEL V. PANKER, Vice President, 58, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1993.

         FRANCIS P. REEVES, Vice President, 24 is an Assistant
Vice President with Alliance Capital Limited with which he has been associated with since 1996.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
47, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS"), with which he has been associated since prior to 1993.

         EDMUND P. BERGAN. JR., Secretary, 47, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD"), with which he has been associated since prior to 1993.

         DOMENICK PUGLIESE, Assistant Secretary, 36, is Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Financial Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since prior to 1993.

         ANDREW L. GANGOLF, Assistant Secretary, 43, has been a Vice President and Assistant General Counsel of AFD since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since October 1992 and a Vice President and Counsel to Equitable Life Assurance Society of the United States ("Equitable") since prior to 1993.

         EMILIE D. WRAPP, Assistant Secretary, 42, is a Vice
President and Special Counsel of AFD, with which she has been associated since prior to 1993.

         VINCENT S. NOTO, Controller, 33, is an Assistant Vice
President of AFS, with which he has been associated since prior to 1993.

         The aggregate compensation to be paid by the Fund to each of the Directors during the Fund's fiscal year ended
October 31, 1997, the aggregate compensation paid to each of the Directors during calendar year 1997 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pensions or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                              Total Number    Total Number
                                              of Investment   Investment
                                              Companies in    Portfolios
                                Total         the Alliance    within the
                                Compensation  Complex,        Funds, Including
                                From the      including the   the Fund, as
                   Aggregate    Alliance Fund Fund, as to     to which the
                   Compensation Complex,      which Director  Director is a
                   from the     Including the is a Director   Director or
Name of Director   Fund         Fund          or Trustee      Trustee
________________   ____________ _____________ ____________    ______________

John D. Carifa      $0           $0                 54             118
David H. Dievler    $4,475       $188,526           47             83
John H. Dobkin      $4,425       $127,775           44             80
W.H. Henderson      $4,375       $ 29,750            5             5
Stig Host           $4,375       $ 29,750            5             5
Richard M. Lilly    $4,375       $ 29,750            5             5
Alan Stoga          $4,000       $ 29,750            5             5

         As of January 12, 1998, the Directors and officers of the Fund as a group owned 4.87% of Class A shares of the Fund and less than 1% of any other class of shares of the Fund.

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which approximately $81 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundation and endowment funds. As of September 30, 1997, the Adviser was an investment manager of employee benefit fund assets for 28 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 56 registered investment companies comprising more than 118 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $32,908 in respect of such services during the fiscal year of the Fund ended October 31, 1997.

         Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. The fee is accrued daily and paid monthly. For the fiscal period November 28, 1994 (commencement of operations) through October 31, 1995, the fiscal years ended October 31, 1996 and October 31, 1997, the Adviser received Advisory fees of $51,714, $290,315 and $343,746, respectively, from the Fund. Of that all was waived by the Adviser for the fiscal period November 28, 1994 through October 31, 1995, $71,729 was waived by the Adviser for the fiscal year ended October 31, 1996 and $42,986 was waived by the Adviser for the fiscal year ended October 31, 1997.

         The Advisory Agreement became effective on October 21, 1994 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on October 20, 1994, and by the Fund's initial shareholder on October 20, 1994.

         The Advisory Agreement will remain in force for successive twelve-month periods (computed from each July 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act. Most recently, the continuance of the Advisory Agreement until June 30, 1998 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for that purpose and held on June 20, 1997.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Institutional Funds, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Multi- Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM

Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Administrator

         Alliance Capital Management L.P. has been retained under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund (in such capacity, the "Administrator").

         Pursuant to the Administration Agreement and in consideration of its administrative fee, the Administrator will perform or arrange for the performance of the following services
(i) prepare and assemble reports required to be sent to Fund shareholders and arrange for the printing and dissemination of such reports to shareholders; (ii) assemble reports required to be filed with the Securities and Exchange Commission (the "Commission") and file such completed reports with the Commission; (iii) arrange for the dissemination to shareholders of the Fund's proxy materials and oversee the tabulation of proxies by the Fund's transfer agent; (iv) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund to its custodian in connection therewith; (v) negotiate the terms and conditions under which dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith; review the provision of dividend disbursing services to the Fund; (vi) calculate, or arrange for the calculation of, the net asset value of the Fund's shares; (vii) determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Fund's dividend disbursing agent and custodian with such information as is required for it to effect the payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (viii) assist in providing to the Fund's independent accountants such information as is necessary for such accountants to prepare and file the Fund's federal income and excise tax returns and the Fund's state and local tax returns;
(ix) monitor compliance of the Fund's operations with the 1940 Act and with its investment policies and limitations as currently in effect; (x) provide accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Fund as may be required by Section 31(a) of the 1940 Act and the rules and regulations thereunder); and (xi) make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

         For the services rendered to the Fund and related expenses borne by the Administrator, the Fund will pay the Administrator a monthly fee at the annual rate of .15 of 1% of the Fund's average daily net assets. For the fiscal period November 28, 1994 (commencement of operations) through
October 31, 1995, for the fiscal year ended October 31, 1996 and for the fiscal year ended October 31, 1997, the Administrator received administration fees of $7,757, $43,547 and $32,908, respectively.

_______________________________________________________________

                      EXPENSES OF THE FUND
______________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and respective distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provides for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.

The Agreement was initially approved by the Directors of the Fund at a meeting held on October 20, 1994, and by the Fund's initial shareholder on October 20, 1994.

         The Agreement became effective on October 21, 1994 with respect to Class A shares, Class B shares and Class C shares and June 20, 1996 with respect to Advisor Class shares. The Agreement will continue in effect for successive twelve-month periods (computed from each July 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, the continuance of the Agreement until June 30, 1998 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, at a meeting called for that purpose and held on June 20, 1997.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

         During the Fund's fiscal year ended October 31, 1997, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $30,206, which constituted approximately .30% of the Fund's average daily net assets attributable to the Class A shares during the period, and the Adviser made payments from its own resources as described above, aggregating $163,518. Of the $193,724 paid by the Fund and the Adviser under the Agreement, $27,431 was spent on advertising, $1,865 on the printing and mailing of prospectuses for persons other than current shareholders, $92,916 for compensation to broker-dealers and other financial intermediaries (including, $53,851 to the Fund's Principal Underwriter), $7,784 for compensation to sales personnel and, $68,049 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended October 31, 1997, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in the amounts aggregating $198,787, which constituted 1.0% of the Fund's average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $288,218. Of the $487,005 paid by the Fund and the Adviser under the Agreement, $46,802 was spent on advertising, $4,262 on the printing and mailing of prospectuses for persons other than current shareholders, $358,807 for compensation to broker-dealers and other financial intermediaries (including, $98,348 to the Fund's Principal Underwriter), $7,967 for compensation to sales personnel, $120,204 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $22,656 on interest on Class B shares financing. Unreimbursed distribution expenses incurred during the Fund's fiscal year ended October 31, 1997 and carried over for reimbursement in future years in respect of the Class B shares amounted to approximately $1,690,408 or 15.0% of the net assets represented by the Class B shares of the Fund on that date.

         During the Fund's fiscal year ended October 31, 1997, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $30,062, which constituted approximately 1.0%, annualized, of the Fund's average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $69,046. Of the $99,108 paid by the Fund and the Adviser under the Agreement, $10,753 was spent on advertising, $1,107 on the printing and mailing of prospectuses for persons other than current shareholders, $57,060 for compensation to broker-dealers and other financial intermediaries (including, $21,215 to the

Fund's Principal Underwriter), $1,724 for compensation to sales personnel, and $27,055 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses. Unreimbursed distribution expenses incurred during the Fund's fiscal year ended October 31, 1997 and carried over for reimbursement in future years in respect of the Class C shares amounted to approximately $162,319 or 9.0% of the net assets represented by the Class C shares of the Fund on that date.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended October 31, 1997, the Fund paid Alliance Fund Services, Inc. $75,975 for the Transfer Agency Agreement.

_______________________________________________________________

                       PURCHASE OF SHARES
______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares") without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or,
(iv) by directors and present or retired full-time employees of CB Commercial Real Estate Group, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "- -Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) each of Class A, B and C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and Advisor Class shareholders will vote separately by class and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B
and Class C Shares2
____________________

2. Advisor Class shares are sold only to investors as described above in this section under "General."

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal period November 28, 1994 (commencement of operations) through October 31, 1995 and the fiscal years ended October 31, 1996 and October 31, 1997, the aggregate amount of underwriting commissions payable with respect to shares of the Fund was $129,407, $326,972 and $51,997, respectively. Of that amount, the Principal Underwriter received the amount of $3,544, $13,206 and $2,570, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1997, 1996 and 1995, the Principal Underwriter received contingent deferred sales charges of $0, $0 and $0, respectively, on Class A Shares, $73,693, $9,985 and $4,979, respectively, on Class B shares, and $1,152, $0 and $0, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                            Discount or
                                            Commission
                                  As % of   to Dealers
                        As % of   the       or Agents
                        Net       Public    As % of
Amount of               Amount    Offering  Offering
Purchase                Invested  Price     Price
________                ________  ________  ____________

Less than
  $100,000 .  .  .      4.44%     4.25%     4.00%
$100,000 but
  less than
  $250,000 .  .  .      3.36      3.25      3.00
250,000 but
  less than
  $500,000 .  .  .      2.30      2.25      2.00
500,000 but
  less than
  $1,000,000*. . .      1.78      1.75      1.50

_________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund at October 31, 1997.

         Net Asset Value per Class A Share at
           October 31, 1997                        $7.54

         Class A Per Share Sales Charge
           - 4.25% of offering price (4.38% of
           net asset value per share)                .33
                                                   _____

         Class A Per Share Offering Price to
           the public                              $7.87
                                                   ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.

Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without any contingent deferred sales charge to certain categories of investors including:

         (i) investment management clients of the Adviser or its affiliates;

        (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

       (iii) the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates;

        (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

         (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediaries, or its affiliates or agents, for services in the nature of investment advisory or administrative services;

        (vi)  persons who establish to the Principal
              Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and

       (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to
              Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred Sales Charge as a
Years Since Purchase     % of Dollar Amount Subject to Charge
___________________     ____________________________________

First                             4.0%
Second                            3.0%
Third                             2.0%
Fourth                            1.0%
Fifth and thereafter              None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee- based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. Prior to March 1, 1998, this service can be employed only once in any 30 day period (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day, as defined above, in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days, written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments (such as the market break of October 1987) it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O.  Box 1520
         Secaucus, New Jersey 07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by the plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

______________________________________________________________

                         NET ASSET VALUE
______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
______________________________________________________________

United States Federal Income Taxation
Of Dividends and Distributions

         General. The Fund intends for each taxable year to qualify as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. In the case of an individual shareholder, the applicable tax rate imposed on long-term capital gains differs depending on whether the shares were held at the time of the sale or redemption for more than 18 months, or for more than one year but not more than 18 months. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gains, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Foreign Taxes. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a United States shareholder will be required to
(i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual United States shareholder who does not itemize deductions. In addition, certain United States shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." Pursuant to the Taxpayer Relief Act of 1997, the Fund could elect for taxable years beginning after 1997 to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as to the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         Currency Fluctuations-"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

         Options Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, currency swap, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Stockholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United

States tax consequences of receipt of income from the Fund.

Other Taxation

         As noted above, the Fund may be subject to other state and local taxes.

_______________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
______________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are effected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

         Many of the Fund's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

         During the fiscal period November 28, 1994 (commencement of operations) through October 31, 1995, fiscal years ended October 31, 1996 and October 31, 1997, the Fund incurred brokerage commissions amounting in the aggregate to $26,311, $395,188 and $294,710, respectively. During the fiscal period November 28, 1994 (commencement of operations) through
October 31, 1995, for the fiscal years ended October 31, 1996 and October 31, 1997, brokerage commissions amounting in the aggregate to $-0-, $-0- and $0, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $0, $4,181 and $7,572, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended in October 31, 1997, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended in October 31, 1997, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended October 31, 1997, transactions in portfolio securities of the Fund aggregating $59,105,058 with associated brokerage commissions of approximately $303,157 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_______________________________________________________________

                       GENERAL INFORMATION
______________________________________________________________

Capitalization

         The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share.

         All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         The outstanding voting shares of the Fund as of January 12, 1998 consisted of 662,357 Class A, 1,486,709 Class B, 246,535
Class C and 211,304 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of January 12, 1998:

                                  No. of
                                  Shares         % of
Name and Address                  of Class       Class

Class A

MLPS&S For the Sole               58,655         8.86%
Benefit of Its Customers
Attn. Fund Administration
4800 Deer Lake Dr. East
3rd Floor
Jacksonville FL 32246-6484

Class B

MLPS&S For the Sole               372,313        25.04%
Benefit of Its Customers
Attn. Fund Administration
4800 Deer Lake Dr. East
3rd Floor
Jacksonville FL 32246-6484

Class C

Merrill Lynch                     22,837          9.26%
Mutual Fund Operations
4800 Deer Lake Dr.
East 3rd Floor

Jacksonville FL 32246-6486

Advisor Class

Trust for Profit Sharing Plan     194,576        92.08%
For Employees of Alliance
Capital Mgmt L.P. Plan Y
Attn. Jill Smith 32nd Fl.
1345 Avenue of the Americas
New York, NY  10105-0302

Custodian

         Brown Brothers Harriman & Co. ("Brown Brothers"),
40 Wall Street, Boston, Massachusetts 02109, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time the Fund advertises its "total return." Computed separately for each class, the Fund's "total return" is its average annual total return for its most recently completed one-, five- and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The Fund's average annual compounded total return for the one-, five- and ten year periods ended October 31, 1997 (or since inception through that date, as noted) were as follows:

              Year Ended     5 Years Ended       10 Years Ended
              10/31/97       10/31/97            10/31/97

Class A         29.61%           9.35%*          N/A
Class B         30.09%           9.23%*          N/A
Class C         30.06%           8.59%*          N/A
Advisor Class   29.42*          31.09            N/A

*Inception Dates:  Class A - November 28, 1994
                   Class B - November 28, 1994
                   Class C - November 28, 1994
                   Advisor Class - October 1, 1996

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

_______________________________________________________________

     REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
______________________________________________________________

ALLIANCE ALL-ASIA INVESTMENT FUND

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-82.8%
AUSTRALIA-7.9%
Coca-Cola Amatil, Ltd.                           45,739     $    344,176
Goldfields, Ltd.                                  4,176            3,436
Normandy Mining, Ltd.                           291,195          317,413
Qantas Airways, Ltd.                            124,161          222,656
Tab Corp Holdings, Ltd.                          59,750          273,965
WMC, Ltd.                                        62,963          223,608
Woolworths, Ltd.                                 71,680          231,377
                                                             ------------
                                                               1,616,631

CHINA-2.2%
China Southern Air Co., Ltd. (a)                252,000          113,264
Zhejiang Southeast Electric
  Power Co., Ltd. (GDR) (a)(b)                   21,000          349,125
                                                             ------------
                                                                 462,389

HONG KONG-13.5%
Cheung Kong Holdings, Ltd.                       55,000          384,143
Dickson Concepts, Ltd.                          285,000          613,755
First Pacific Co.                               450,355          285,422
Guangshen Railway (ADR)                          27,000          394,875
HSBC Holdings, Plc.                              27,500          620,675
Smartone Telecom Holdings, Ltd. (a)              12,000           26,386
Sun Hung Kai Properties, Ltd.                    26,000          191,683
Television Broadcasting, Ltd.                    92,000          255,837
                                                             ------------
                                                               2,772,776

INDIA-6.5%
Hindustan Petroleum                              31,300          410,823
Industrial Credit & Inv. (GDR) (b)               30,600          454,410
State Bank of India (GDR) (b)                    11,500          211,600
Videsh Sanchar Nigam, Ltd.                        8,900          207,944
  (GDR) (b)                                       3,700           51,060
                                                             ------------
                                                               1,335,837

INDONESIA-5.9%
Gulf Indonesia Resources, Ltd. (a)               13,790          289,590
PT Indosat                                      321,500          724,601
PT Semen Cibinong                               105,000           13,835
PT Semen Gresik                                 191,500          185,922
                                                             ------------
                                                               1,213,948

JAPAN-34.5%
Advantest Corp. (c)                               4,700          388,414
Bank of Tokyo-Mitsubishi                         25,200          328,605
Bridgestone Corp. (c)                            20,000          431,894
Canon, Inc.                                       6,000          145,515
Dai Nippon Printing Co., Ltd.                     4,000           79,734
Daito Trust Construction Co., Ltd.               16,900          150,191
Fuji Heavy Industries (c)                        60,000          238,704
Fuji Photo Film (c)                               1,000           36,213
Fujitsu, Ltd. (c)                                30,000          328,904
Honda Motor Co. (c)                              14,000          470,930
Hoya Corp. (c)                                    9,000          312,458
Japan Tobacco, Inc.                                  31          254,128
Kokuyo                                            3,000           70,764
Mitsui Marine & Fire Insurance Co.               30,000          176,412
Nintendo Co. (c)                                  5,400          466,445
Nippon Express Co., Ltd.                          6,000           32,292
Nippon Steel Co.                                 13,000           26,777
Nisshin Steel Co., Ltd.                          25,000           42,151
Rohm Co. (c)                                      4,000          395,349
Santen Pharmaceutical Co. (c)                    13,000          229,983
Shimano, Inc.                                     3,000           61,047
Shiseido Co., Ltd.                               11,000          149,834
Sony Corp. (c)                                    5,000          414,867
Sumitomo Electric Industries                      9,000          118,854
Sumitomo Marine & Fire Insurance Co.              6,000           39,967
Sumitomo Realty & Development                    20,000          146,013
Taisho Pharmaceutical                            18,000          460,465


6


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Takeda Chemical Industries                        1,000     $     27,243
TDK Corp.                                         6,000          497,342
Tokai Bank                                        5,000           29,153
Yakult Honsha                                     3,000           24,892
Yamanouchi Pharmaceutical                        19,000          467,110
Yamatake Honeywell                                4,000           48,173
                                                             ------------
                                                               7,090,823

MALAYSIA-0.2%
Malakoff Berhad                                  16,180           38,830

NEW ZEALAND-1.6%
Air New Zealand, Ltd. Cl. B                       2,545            5,388
Lion Nathan, Ltd.                               138,000          333,392
                                                             ------------
                                                                 338,780

PHILIPPINES-5.4%
Alson's Cement Corp.                            244,500           11,066
Belle Corp. (a)                               1,682,000          152,260
International Container Terminal
  Svcs., Inc. (a)                                19,687            3,898
Manila Electric Co.
  Series B                                      101,400          309,793
Philippine Commercial International Bank         39,000          146,733
Philippine Long Distance Telephone               20,000          495,050
                                                             ------------
                                                               1,118,800


                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOUTH KOREA-5.1%
Korea Electric Power (ADR)                       33,000     $    270,187
Pohang Iron & Steel Co. (ADR)                     8,000          130,000
S.K. Telecom Co., Ltd. (ADR) (a)                116,500          640,750
                                                             ------------
                                                               1,040,937

Total Common Stocks
  (cost $21,921,471)                                          17,029,751

WARRANTS-0.0%
HONG KONG-0.0%
Hysan Development Wts. 4/30/98 (a)                  550               19

PHILIPPINES-0.0%
Belle Corp. Wts. 9/11/00 (a)                    336,400               38
Total Warrants (cost $0)                                              57

TIME DEPOSIT-15.6%
UNITED STATES-15.6%
Dresdner Bank
  5.65% 11/03/97
  (cost $3,200,000)                              $3,200        3,200,000

TOTAL INVESTMENTS-98.4%
  (cost $25,121,471)                                          20,229,808
Other assets less liabilities-1.6%                               322,885

NET ASSETS-100%                                             $ 20,552,693


(a)  Non-income producing security.

(b) Securities are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to $1,066,195 or 5.2% of net assets.

(c) Securities, or a portion thereof, with an aggregate market value of $3,714,161 have been segregated to collateralize forward exchange currency contracts.

     Glossary of Terms:
     ADR - American Depositary Receipt.
     GDR - Global Depositary Receipt.

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $25,121,471)          $ 20,229,808
  Cash, at value (cost $53,804)                                         53,038
  Receivable for capital stock sold                                    448,429
  Deferred organization expenses                                        82,846
  Receivable for investment securities sold                             48,180
  Dividends and interest receivable                                     31,663
  Total assets                                                      20,893,964

LIABILITIES
  Payable for capital stock redeemed                                   176,072
  Distribution fee payable                                              14,703
  Advisory fee payable                                                  13,050
  Unrealized depreciation of forward exchange
    currency contracts                                                   6,800
  Accrued expenses                                                     130,646
  Total liabilities                                                    341,271

NET ASSETS                                                        $ 20,552,693

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      2,760
  Additional paid-in capital                                        30,453,625
  Undistributed net investment income                                    9,051
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (5,013,649)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (4,899,094)
                                                                  $ 20,552,693

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($5,916,072/
    784,510 shares of capital stock issued and outstanding)              $7.54
  Sales charge--4.25% of public offering price                             .33
  Maximum offering price                                                 $7.87

  CLASS B SHARES
  Net asset value and offering price per share ($11,439,303/
    1,547,257 shares of capital stock issued and outstanding)            $7.39

  CLASS C SHARES
  Net asset value and offering price per share ($1,859,258/
    251,298 shares of capital stock issued and outstanding)              $7.40

  ADVISOR CLASS SHARES
  Net asset value, redemption, and offering price per share
    ($1,338,060/177,010 shares of capital stock issued
    and outstanding)                                                     $7.56


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997                   ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $54,656)                           $    451,266
  Interest                                               60,835   $    512,101

EXPENSES
  Advisory fee                                          343,746
  Distribution fee - Class A                             30,206
  Distribution fee - Class B                            198,787
  Distribution fee - Class C                             30,062
  Custodian                                             278,666
  Transfer agency                                       112,765
  Audit and legal                                       112,320
  Registration                                           93,345
  Amortization of organization expenses                  41,409
  Printing                                               37,552
  Directors' fees                                        37,000
  Administrative                                         32,908
  Miscellaneous                                          37,213
  Total expenses                                      1,385,979
  Less expenses waived by the
    Adviser (see Note B)                                (42,986)
  Net expenses                                                       1,342,993
  Net investment loss                                                 (830,892)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (4,958,809)
  Net realized loss on foreign
    currency transactions                                             (215,646)
  Net change in unrealized depreciation of:
    Investments                                                     (3,025,224)
    Foreign currency denominated assets and liabilities                 (6,572)
  Net loss on investments and foreign
    currency transactions                                           (8,206,251)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (9,037,143)


See notes to financial statements.

9


STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       1997           1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (830,892)  $   (646,380)
  Net realized gain (loss) on investments and
    foreign currency transactions                    (5,174,455)     1,777,108
  Net change in unrealized depreciation of
    investments and foreign currency
    denominated assets and liabilities               (3,031,796)    (1,889,917)
  Net decrease in net assets from operations         (9,037,143)      (759,189)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                            (362,976)       (21,900)
    Class B                                            (710,027)       (46,814)
    Class C                                            (103,481)        (5,445)
    Advisor Class                                        (5,766)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            (9,550,773)    32,518,713
  Total increase (decrease)                         (19,770,166)    31,685,365

NET ASSETS
  Beginning of year                                  40,322,859      8,637,494
  End of year (including undistributed net
    investment income of $9,051 at
    October 31, 1997)                              $ 20,552,693   $ 40,322,859


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Asia Investment Fund, Inc. (the "Fund"), was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee-based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange for which market quotations are readily available are valued at the last quoted sales price on that exchange. Securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued at the price within the limits of the latest available current bid and asked price deemed best to reflect fair value. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $201,500 have been deferred and are being amortized on a straight-line basis through October, 1999.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents foreign exchange gains and losses from sales of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, resulted in a net decrease in additional paid-in capital and corresponding decreases in accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. At October 31, 1997 the Adviser has voluntarily agreed to waive a portion of its advisory fee. Such waiver amounted to $42,986 for the year ended October 31, 1997.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average daily net assets. Such compensation amounted to $32,908 for the year ended October 31, 1997.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $75,975 for the year ended October 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,570 from the sale of Class A shares and $73,693 and $1,152 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B, and Class C shares, respectively, for the year ended October 31, 1997.

Brokerage commissions paid on investment transactions for the year ended October 31, 1997 amounted to $294,710, of which $7,572 was paid to a broker utilizing the services of an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,690,408 and $162,319 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In


12


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $22,689,736 and $37,806,741, respectively, for the year ended October 31, 1997. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 1997.

At October 31, 1997, the cost of investments for federal income tax purposes was $25,127,096. Accordingly, gross unrealized appreciation of investments was $707,207 and gross unrealized depreciation of investments was $5,593,245 resulting in net unrealized depreciation of $4,886,038 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 1997, the Fund had outstanding forward exchange currency contracts, as follows:

                                        U.S. $
                          CONTRACT     VALUE ON       U.S. $
                           AMOUNT     ORIGINATION     CURRENT      UNREALIZED
                           (000)          DATE         VALUE      DEPRECIATION
                        ------------  ------------  ------------  ------------
FORWARD EXCHANGE
CURRENCY SALE
CONTRACTS
Japanese Yen,
  expiring 2/4/98          437,655     $3,678,422    $3,685,222    $  (6,800)


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              774,765     1,333,932   $   7,493,418   $  15,265,510
Shares issued in
  reinvestment of
  distributions           29,448         1,703         321,278          18,287
Shares converted
  from Class B            12,185        19,434         128,940         233,415
Shares redeemed       (1,145,077)     (516,471)    (11,393,804)     (5,861,457)
Net increase
  (decrease)            (328,679)      838,598   $  (3,450,168)  $   9,655,755

CLASS B
Shares sold            1,070,451     2,645,348   $  10,641,169   $  30,130,477
Shares issued in
  reinvestment of
  distributions           42,591         3,362         458,704          35,910
Shares converted
  to Class A             (12,388)      (19,621)       (128,940)       (233,415)
Shares redeemed       (1,735,240)     (944,132)    (17,475,408)    (10,813,924)
Net increase
  (decrease)            (634,586)    1,684,957   $  (6,504,475)  $  19,119,048

CLASS C
Shares sold              182,241       679,693   $   1,850,152   $   7,727,714
Shares issued in
  reinvestment of
  distributions            8,253           481          88,889           5,146
Shares redeemed         (326,841)     (349,835)     (3,438,732)     (4,016,334)
Net increase
  (decrease)            (136,347)      330,339   $  (1,499,691)  $   3,716,526


                                  OCT. 2, 1996*                  OCT. 2, 1996*
                                       TO                             TO
                                  OCT. 31, 1996                  OCT. 31, 1996
                                   ------------                  --------------
ADVISOR CLASS
Shares sold              265,011         2,474   $   2,733,346   $      27,384
Shares issued in
  reinvestment of
  distributions              529            -0-          5,766              -0-
Shares redeemed          (91,004)           -0-       (835,551)             -0-
Net increase             174,536         2,474   $   1,903,561   $      27,384


NOTE F: CONCENTRATION OF RISK
The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


*    Commencement of distribution


14


FINANCIAL HIGHLIGHTS                          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                              CLASS A
                                            -----------------------------------------
                                               YEAR ENDED OCT. 31,    NOV. 28,1994(A)
                                            -----------------------          TO
                                                1997         1996       OCT. 31, 1995
                                            -----------  ----------    --------------
Net asset value, beginning of period          $11.04       $10.45         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.21)        (.21)          (.19)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (2.95)         .88            .64
Net increase (decrease) in net asset
  value from operations                        (3.16)         .67            .45

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                  (.34)        (.08)            -0-
Net asset value, end of period                $ 7.54       $11.04         $10.45

TOTAL RETURN
Total investment return based on
  net asset value (d)                         (29.61)%       6.43%          4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $5,916      $12,284         $2,870
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.45%        3.37%          4.42%(e)
  Expenses, before waivers/reimbursements       3.57%        3.61%         10.57%(e)
  Net investment loss, net of
    waivers/reimbursements                     (1.97)%      (1.75)%        (1.87)%(e)
Portfolio turnover rate                           70%          66%            90%
Average commission rate (f)                   $.0248       $.0280             --


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS B
                                            -----------------------------------------
                                              YEAR ENDED OCT. 31,     NOV. 28,1994(A)
                                            -----------------------         TO
                                                1997         1996       OCT. 31, 1995
                                            -----------  ----------     -------------
Net asset value, beginning of period          $10.90       $10.41         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.28)        (.28)          (.25)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                        (2.89)         .85            .66
Net increase (decrease) in net asset
  value from operations                        (3.17)         .57            .41

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                  (.34)        (.08)            -0-
Net asset value, end of period                $ 7.39       $10.90         $10.41

TOTAL RETURN
Total investment return based on
  net asset value (d)                         (30.09)%       5.49%          4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $11,439      $23,784         $5,170
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       4.15%        4.07%          5.20%(e)
  Expenses, before waivers/reimbursements       4.27%        4.33%         11.32%(e)
  Net investment loss, net of
    waivers/reimbursements                     (2.67)%      (2.44)%        (2.64)%(e)
Portfolio turnover rate                           70%          66%            90%
Average commission rate (f)                   $.0248       $.0280             --


See footnote summary on page 18.


16


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                               CLASS C
                                            --------------------------------------------
                                              YEAR ENDED OCT. 31,     NOV. 28,1994(A)
                                            -----------------------          TO
                                                1997         1996       OCT. 31, 1995
                                            -----------  ----------    --------------
Net asset value, beginning of period          $10.91       $10.41         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.27)        (.28)          (.35)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (2.90)         .86            .76
Net increase (decrease) in net asset
  value from operations                        (3.17)         .58            .41

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                  (.34)        (.08)            -0-
Net asset value, end of period                $ 7.40       $10.91         $10.41

TOTAL RETURN
Total investment return based on
  net asset value (d)                         (30.06)%       5.59%          4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $1,859       $4,228           $597
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       4.15%        4.07%          5.84%(e)
  Expenses, before waivers/reimbursements       4.27%        4.30%         11.38%(e)
  Net investment loss, net of
    waivers/reimbursements                     (2.66)%      (2.42)%        (3.41)%(e)
Portfolio turnover rate                           70%          66%            90%
Average commission rate (f)                   $.0248       $.0280             --


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                  ADVISOR CLASS
                                          -------------------------------
                                            YEAR ENDED    OCT. 2, 1996(G)
                                             OCT. 31,           TO
                                               1997        OCT. 31, 1996
                                          --------------   --------------
Net asset value, beginning of period          $11.04           $11.65

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.15)              -0-
Net realized and unrealized loss
  on investments                               (2.99)            (.61)
Net decrease in net asset value
  from operations                              (3.14)            (.61)

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                  (.34)              -0-
Net asset value, end of period                $ 7.56           $11.04

TOTAL RETURN
Total investment return based on
  net asset value (d)                         (29.42)%          (5.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $1,338              $27
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.21%            4.97%(e)
  Expenses, before waivers/reimbursements       3.43%            5.54%(e)
  Net investment income (loss), net of
  waivers/reimbursements                       (1.51)%           1.63%(e)
Portfolio turnover rate                           70%              66%
Average commission rate (f)                   $.0248           $.0280


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.

(g)  Commencement of distribution.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE ALL-ASIA INVESTMENT FUND,
INC.

We have audited the accompanying statement of assets and liabilities of Alliance All-Asia Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance All-Asia Investment Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


19

_______________________________________________________________

                       APPENDIX A: OPTIONS
_______________________________________________________________

Options

         The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment
Objective and Policies--Investment Practices--Options."

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or
(vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

_______________________________________________________________

  APPENDIX B:  FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS
                AND OPTIONS ON FOREIGN CURRENCIES
________________________________________________________________

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures

         The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

________________________________________________________________

                    APPENDIX C:  BOND RATINGS
________________________________________________________________

Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impair some time in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated: When no rating has been assigned or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A-1, Baa 1, Ba 1 and B 1.

Standard & Poor's Ratings Services

         AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         C1: The rating C1 is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Duff & Phelps Long-Term Rating Scale

         AAA: Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch IBCA, Inc. Bond Ratings

         AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other that through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security-- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch is compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for CDs with maturities over three years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1 (Highest Grade): Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2 (Very Good Grade): Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch Investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

________________________________________________________________

         APPENDIX D:  ADDITIONAL INFORMATION ABOUT JAPAN
________________________________________________________________

         The information in this section is based on material obtained by the Fund from various Japanese governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Japan, its economy or the consequences of investing in Japanese securities.

         Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 126 million.

GOVERNMENT

         The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

         From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. In August 1993, after a main faction left the LDP over the issue of political reform, a non-LDP coalition government was formed consisting of centrist and leftist parties and was headed by Prime Minister Morihiro Hosokawa. In April 1994, Mr. Hosokawa resigned due to allegations of personal financial irregularities. The coalition members thereafter agreed to choose as prime minister the foreign minister, Tsutomu Hata. As a result of the formation of a center-right voting bloc, however, the Japan Socialist Party (the "JSP"), a leftist party, withdrew from the coalition. Consequently, Mr. Hata's government was a minority coalition, the first since 1955, and was therefore unstable. In June 1994, Mr. Hata and his coalition were replaced by a new coalition made up of the JSP (since renamed the "Social Democratic Party (the "SDP")), the LDP and the small New Party Sakigake (the "Sakigake"). This coalition, which surprised many because of the historic rivalries between the LDP and the SDP, was led by Tomiichi Murayama, the first Socialist prime minister in 47 years. Mr. Murayama stepped down in January 1996 and was succeeded as Prime Minister by Liberal Democrat Ryutaro Hashimoto. By September 1996, when Prime Minister Hashimoto called for a general election on October 20, 1996, the stability of the SDP-LDP-Sakigake coalition had become threatened. Both the SDP and the Sakigake had lost more than half their seats in the lower house of the Diet when a faction of the Sakigake split off to form the Democratic Party of Japan. Their strength was further diminished as a result of the October 20, 1996 general election. Although the LDP was 12 seats short of winning a majority in the election, it has been able to reduce the margin to three seats and to achieve enough support from its two former coalition parties, the SDP and the Sakigake, as well as independents and other conservatives, to return Japan to a single-party government for the first time since 1993. Mr. Hashimoto was reappointed as Prime Minister on November 7, 1996. The opposition is dominated by the New Frontier Party, which was established in December 1994 by various opposition groups and parties.

ECONOMY

         The Japanese economy maintained an average annual growth rate of 2.1% in real GDP terms from 1990 through 1994, compared with 2.4% for the United States during the same period. In 1995 and 1996, Japan's real GDP growth was 1.4% and 3.6%, respectively. A growth rate of approximately 2.0% had been forecast for 1997; however, in September 1997 the government announced that GDP shrank by 2.9% in the second quarter, the largest quarterly drop in 25 years. In December 1997 the government announced that GDP grew by 0.8% in the third quarter. The current official government estimate is a real GDP growth rate of 0.1% for the fiscal year that ends in March 1998 and 1.9% for the fiscal year that ends in March 1999. Inflation has remained low, 1.3% in 1993, 0.7% in 1994, -0.1% in 1995 and 0.1%
in 1996. It is estimated that inflation for the fiscal year that ends in March 1998 will be about 2%. Private consumer demand has slowed due to uncertainty about the economy and higher consumer taxes that went into effect in 1997. Unemployment is still at its highest level in forty years and is not expected to fall appreciably in the foreseeable future.

         Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. Japan is in a difficult phase in its relations with its trading partners that is partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, recent large and visible Japanese real estate investments in the United States and an overall trade imbalance as indicated by Japan's balance of payments. It is probable that the recent improvement of the United States economy and an increased competitiveness and success in manufacturing, such as with the U.S. automobile industry, has had a negative effect on Japan's growth. Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. The current account surplus in 1994 was $130 billion, down 1.5% from from a record high in 1993. By 1996, Japan's overall trade surplus had decreased to $83 billion. Exports had increased to a total of $400 billion, up 3.6% from 1994, and imports had increased to a total of $317 billion, up 31.0% from 1994. During the first nine months of 1997, the trade surplus reversed course and increased approximately 37% from the same period in 1996. This upward trend of the trade surplus is expected to continue in the near future. Japan remains the largest creditor nation and a significant donor of foreign aid.

         On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. The final wording of the agreement is ambiguous, and therefore it is likely that this issue will continue to be a source of tension between the two countries. Other current sources of tension between the two countries are disputes in connection with trade in semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

         In response to pressures caused by the slumping Japanese economy, the fragile financial markets and the appreciating Yen, the Japanese government, in April and June 1995, announced emergency economic packages that focused on higher and accelerated public works spending and increased aid for post-earthquake reconstruction in the Kobe area. These measures helped to increase public investment and lead to faster GDP growth, but failed to produce fundamental changes.

         In addition to the government's emergency economic packages announced in 1995, the Bank of Japan attempted to assist the financial markets by lowering its official discount rate to a record low in 1995. However, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. Japanese banks have suffered several years of declining profits and many banks have required public funds to avert insolvency. In June 1995, the Finance Ministry announced an expansion of deposit insurance and restrictions on rescuing insolvent banks. In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the Diet, but the difficulties worsened. On January 12, 1998 the government estimated that the banking system's bad loans totaled

$577.5 billion, almost three times more than previous government estimates.

         On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 have been postponed. It is unclear whether these proposals, which are under consideration by the Diet, would, if implemented, achieve their intended effect. In addition to bad domestic loans, Japanese banks also have significant exposure to the current financial turmoil in other Asian markets. The financial system's fragility is expected to continue for the foreseeable future.

         In November 1996, Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the proposed reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to stimulate the economy. In June 1997, the government announced a detailed blueprint for implementing the Big Bang. Legislation to implement certain reforms has already been approved. These include a liberalization of foreign exchange restrictions and a repeal of the ban on holding companies.

         For the past several years, a growing budget deficit and the threat of a budget crisis have resulted in a tightening of fiscal policy. In March 1997, Prime Minister Hashimoto announced the first detailed plan for fiscal reform. The plan calls for the lowering of the budget deficit to below 3% of GDP by Fiscal Year 2003/2004. In June 1997, specific proposals for spending cuts were approved by the cabinet and a Fiscal Reform Law, incorporating the proposals into binding targets, were to have been presented to the Diet late in 1997. On November 18, 1997, however, Prime Minister Hashimoto, facing growing pressure to take steps to revitalize Japan's stagnant economy, announced a new economic plan, the "Urgent Economic Policy Package Reforming Japan for the 21st Century," which includes tax cuts and public spending.

         Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. Since its peak of April 19, 1995, the Yen has generally decreased in value against the U.S. Dollar. On December 31, 1997, the exchange rate reached a low of 130.57 Yen per U.S. Dollar, the lowest the exchange rate had been in over five years.

         JAPANESE STOCK EXCHANGES. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 98.9% of the share trading volume and for about 98.8% of the overall trading value of all shares traded on Japanese stock exchanges during the year ended December 31, 1996. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and overall year-end market value (in billions of yen) information with respect to each of the three major Japanese stock exchanges for the years 1989 through 1996. Trading volume and the value of foreign stocks are not included.

         All Exchanges        TOKYO                OSAKA           NAGOYA
         VOLUME    VALUE     VOLUME   VALUE    VOLUME  VALUE    VOLUME  VALUE
         ________  ______    _____    _____    ______  _____    ______  _____

1989     256,296   386,395   222,599  332,617  25,096  41,679   7,263   10,395
1990     145,837   231,837   123,099  186,667  17,187  35,813   4,323    7,301
1991     107,844   134,160    93,606  110,897  10,998  18,723   2,479    3,586
1992      82,563    80,456    66,408   60,110  12,069  15,575   3,300    3,876
1993     101,173   106,123    86,935   86,889  10,440  14,635   2,780    3,459
1994     105,937   114,622    84,514   87,356  14,904  19,349   4,720    5,780
1995     120,149   115,840    92,034   83,564  21,094  24,719   5,060    5,462
1996     126,496   136,170   101,170  101,893  20,783  27,280   4,104    5,391


Source:  The Tokyo Stock Exchange 1994, 1995, 1996 and 1997 Fact Books.

THE TOKYO STOCK EXCHANGE

         OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. In 1996, the TSE accounted for 74.8% of the market value and 79.2% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 67 non-Japanese companies at the end of 1996. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second
Section is for smaller companies and newly listed issuers.

         SECTOR ANALYSIS OF THE FIRST AND SECOND SECTIONS. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of 1996, the three largest industry sectors, based on market value, listed on the first section of the TSE were banking, with 100 companies representing 20.0% of all domestic stocks listed on the TSE; electric appliances, with 129 companies representing 12.5% of all domestic stocks so listed; and transportation equipment with 60 companies representing 9.6% of all domestic stocks so listed. No other industry sector represented more than 5% of TSE listed domestic stocks.

         MARKET GROWTH OF THE TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million yen and 98,090 billion yen, respectively, through the end of 1989, when they were 1,335,810 million yen and 611,152 billion yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million yen and 289,483 billion yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million yen, respectively, and 324,357 and 358,392 billion yen, respectively. In 1995, average daily trading value decreased to 335,598 million yen and aggregate year-end market value increased to 365,716 billion yen. In 1996, average daily trading volume increased to 412,521 million yen and aggregate year-end market value decreased to 347,578 billion yen.

         MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996.

JAPANESE FOREIGN EXCHANGE CONTROLS

         Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

         In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on share, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

         Certain provisions of the Foreign Exchange Controls are scheduled to be repealed or liberalized beginning in April 1998, pursuant to legislation that was approved in May 1997 as part of the plan to implement the Big Bang.

REGULATION OF THE JAPANESE EQUITIES MARKETS

         The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the eight stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

         The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from the operation of discretionary accounts, loss compensation or provision of artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE have promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

         Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big
Bang is implemented.

                             PART C
                        OTHER INFORMATION

         ITEM 24.  Financial Statements and Exhibits

         (a)  Financial Statements

         Included in the Prospectus:
         Financial Highlights
         Included in the Statement of Additional Information:

         Portfolio of Investments - October 31, 1997.
         Statement of Assets and Liabilities - October 31, 1997. Statement of Operations - October 31, 1997.
         Statement of Changes in Net Assets - years ended
              October 31, 1996 and October 31, 1997.
         Notes to Financial Statements - October 31, 1997.
         Financial Highlights - for Class A, Class B and Class C shares for the period November 28, 1994 (commencement of operations) to October 31, 1995 and the years ended October 31, 1996 and October 31, 1997; for Advisor Class shares for the period October 2, 1996 (commencement of distribution) to October 31, 1996 and the year ended October 31, 1997.
         Report of Independent Auditors.

         All other financial statements or schedules are not required or the required information is shown in the Statement of Assets and Liabilities or the notes thereto.

    (b)  Exhibits

         (1) Copy of Articles of Incorporation - Incorporated by reference by Registrant's Registration Statement on Form N-1A (File Nos. 33-84270 and 811-8776) filed with the Securities and Exchange Commission on November 3, 1997.

         (2) Copy of By-Laws of the Registrant - Incorporated by reference by Registrant's Registration Statement on Form N-1A (File Nos. 33-84270 and 811-8776) filed with the Securities and Exchange Commission on November 3, 1997.

         (3)  Not applicable.

         (4)  (a)  Form of Share Certificate for Class A Shares -
                   Incorporated by reference by Registrant's
                   Registration Statement on Form N-1A (File Nos.

                   33-84270 and 811-8776) filed with the
                   Securities and Exchange Commission on
                   October 21, 1994.

              (b)  Form of Share Certificate for Class B Shares -
                   Incorporated by reference by Registrant's
                   Registration Statement on Form N-1A (File Nos.
                   33-84270 and 811-8776) filed with the
                   Securities and Exchange Commission on
                   October 21, 1994.

              (c)  Form of Share Certificate for Class C Shares -
                   Incorporated by reference by Registrant's
                   Registration Statement on Form N-1A (File Nos.
                   33-84270 and 811-8776) filed with the
                   Securities and Exchange Commission on
                   October 21, 1994.

         (5)  Advisory Agreement between the Registrant and
              Alliance Capital Management L.P. - filed herewith.

         (6)  (a)  Distribution Services Agreement between the
                   Registrant and Alliance Fund Distributors,
                   Inc. - filed herewith;

              (b) Amendment to Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference by to Exhibit 6 (c) of Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 1, 1996.

              (c)  Form of Selected Dealer Agreement between
                   Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - filed herewith.

              (d)  Form of Selected Agent Agreement between
                   Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - filed herewith.

         (7)  Not applicable.

         (8)  Custodian Contract between the Registrant and Brown
              Brothers Harriman & Co. - filed herewith.

         (9)  (a)  Transfer Agency Agreement between the
                   Registrant and Alliance Fund Services, Inc. - filed herewith.

              (b)  Administration Agreement between the
                   Registrant and Alliance Capital Management
                   L.P. - filed herewith.

         (10) (a) Opinion and Consent of Seward & Kissel - filed herewith.

              (b) Opinion and Consent of Venable, Baetjer and Howard, LLP - Incorporated by reference by Registrant's Registration Statement on Form N-1A (File Nos. 33-84270 and 811-8776) filed with the Securities and Exchange Commission on October 21, 1994.

         (11) Consent of Independent Auditors - Filed herewith.

         (12) Not applicable.

         (13) Investment representation letter of Alliance Capital Management L.P. - Incorporated by reference by Registrant's Registration Statement on Form N-1A (File Nos. 33-84270 and 811-8776) filed with the Securities and Exchange Commission on October 21, 1994.

         (14) Not applicable.

         (15) Rule 12b-1 Plan - See Exhibit 6(a) hereto.

         (16) Schedule for computation of performance quotations
              Incorporated by reference by Registrant's
              Registration Statement on Form N-1A (File Nos. 33-
              84270 and 811-8776) filed with the Securities and Exchange Commission on January 31, 1996.

         (18) (a) Rule 18f-3 Plan - Incorporated by reference by Registrant's Registration Statement on Form N-1A (File Nos. 33-84270 and 811-8776) filed with the Securities and Exchange Commission on January 31, 1996.

              (b)  Amended and Restated Rule 18f-3 Plan -
                   Incorporated by reference by Registrant's
                   Registration Statement on Form N-1A (File Nos.
                   33-84270 and 811-8776) filed with the
                   Securities and Exchange Commission on February
                   1, 1997.

         (27) Financial Data Schedule - Filed herewith.

         Other Exhibits:  Powers of Attorney for John D. Carifa,
         David H. Dievler, John H. Dobkin, W. H. Henderson, Stig
         Host, Richard M. Lilly and Alan Stoga filed herewith.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant.

              None.

ITEM 26. Number of Holders of Securities.

                                         Number of
                                       Record Holders
         Title of Class            (as of January 12, 1998)

         Shares of Common Stock        Class A - 1,105
         Par Value .001                Class B - 2,394
                                       Class C - 626
                                       Advisor Class - 29

ITEM 27. Indemnification.

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit 1 in response to Item 24, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit 2 in response to Item 24, and
         Section 10 of the proposed Distribution Services Agreement, filed as Exhibit 6(a) in response to Item 24, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, filed as Exhibit 5 in response to
         Item 24, as set forth below. The Administrator's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of Administration Agreement, filed as Exhibit 9(b) in response to Item 24, as set forth below.

         Section 2-418 of the Maryland General Corporation Law reads as follows:

              "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
              EMPLOYEES AND AGENTS.--(a) In this section the following words have the meanings indicated.

                   (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2)  "Corporation" includes any domestic or
              foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                   (3)  "Expenses" include attorney's fees.

                   (4)  "Official capacity" means the following:

                        (i)   When used with respect to a
              director, the office of director in the
              corporation; and

                        (ii)  When used with respect to a person
              other than a director as contemplated in subsection
              (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                        (iii) "Official capacity" does not
              include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                   (6)  "Proceeding" means any threatened,
              pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                   (b)(1)  A corporation may indemnify any
              director made a party to any proceeding by reason of service in that capacity unless it is established that:

                        (i)   The act or omission of the director
              was material to the matter giving rise to the proceeding; and

                        1.    Was committed in bad faith; or

                        2.    Was the result of active and
              deliberate dishonesty; or

                        (ii)  The director actually received an
              improper personal benefit in money, property, or services; or

                        (iii) In the case of any criminal
              proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                   (2)  (i)   Indemnification may be against
              judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                        (ii)  However, if the proceeding was one
              by or in the right of the corporation,
              indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                   (3)  (i)   The termination of any proceeding
              by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                        (ii)  The termination of any proceeding
              by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                   (c)  A director may not be indemnified under
              subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                   (d)  Unless limited by the charter:

                   (1)  A director who has been successful, on
              the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                   (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                        (i)   If it determines a director is
              entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                        (ii)  If it determines that the director
              is fairly and reasonably entitled to
              indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
              (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                   (3)  A court of appropriate jurisdiction may
              be the same court in which the proceeding involving the director's liability took place.

                   (e)(1)  Indemnification under subsection (b)
              of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                   (2)  Such determination shall be made:

                        (i)   By the board of directors by a
              majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                        (ii)  By special legal counsel selected
              by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                        (iii) By the stockholders.

                   (3)  Authorization of indemnification and
              determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                   (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                   (f)(1)  Reasonable expenses incurred by a
              director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                        (i)   A written affirmation by the
              director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                        (ii)  A written undertaking by or on
              behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                   (2)  The undertaking required by subparagraph
              (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                   (3)  Payments under this subsection shall be
              made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                   (g)  The indemnification and advancement of
              expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                   (h)  This section does not limit the
              corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                   (i)  For purposes of this section:

                   (1)  The corporation shall be deemed to have
              requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                   (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                   (3)  Action taken or omitted by the director
              with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                   (j)  Unless limited by the charter:

                   (1)  An officer of the corporation shall be
              indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                   (2)  A corporation may indemnify and advance
              expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                   (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                   (k)(1) A corporation may purchase and maintain
              insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                   (2)  A corporation may provide similar
              protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                   (3)  The insurance or similar protection may
              be provided by a subsidiary or an affiliate of the corporation.

                   (l)  Any indemnification of, or advance of
              expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

         Article EIGHTH of the Registrant's Articles of
Incorporation reads as follows:

              "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

              "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

              "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              "(4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

         Article VII, Section 7 of the Registrant's By-Laws reads as follows:

              Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         ARTICLE VIII of the Registrant's By-Laws reads as follows:

         Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

         Section 2. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the

         Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

         Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

         Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

         Section 6. Amendments. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

    The Advisory Agreement to be between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

    The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the ``Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

    The Administration Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant or its shareholders in connection with the performance of its duties under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Administration Agreement.

    The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By-Laws, the Advisory Agreement between Registrant and Alliance Capital Management L.P., the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. and the Administration Agreement between the Registrant and Alliance Capital Management L.P. which are filed herewith as Exhibits 1, 2, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    The Registrant participates in a joint trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29. Principal Underwriters.

         (a)  Alliance Fund Distributors, Inc. is the
              Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

              ACM Institutional Reserves Inc.
              AFD Exchange Reserves Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Developing Markets Fund, Inc.
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Environment Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance High Yield Fund, Inc.
              Alliance Income Builder Fund, Inc.
              Alliance Institutional Funds, Inc.
              Alliance International Fund.
              Alliance International Premier Growth Fund, Inc. Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income Trust,
              Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Real Estate Investment Fund, Inc.
              Alliance/Regent Sector Opportunity Fund, Inc. Alliance Short-Term Multi-Market Trust, Inc. Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance World Income Trust, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              Fiduciary Management Associates
              The Alliance Fund, Inc.
              The Alliance Portfolios

         (b) The following are the Directors and officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

 Name                    Positions and           Positions and
                         Offices With            Offices with
                         Underwriter             Registrant

Michael J. Laughlin      Chairman

Robert L. Errico         President

Edmund P. Bergan, Jr.    Senior Vice President,  Secretary
                           General Counsel
                           and Secretary

   Karen J. Bullot       Senior Vice President

James S. Comforti        Senior Vice President

James L. Cronin          Senior Vice President

Daniel J. Dart           Senior Vice President

Richard A. Davies        Senior Vice President
                           Managing Director

Byron M. Davis           Senior Vice President

Anne S. Drennan          Senior Vice President &
                           Treasurer

Mark J. Dunbar           Senior Vice President

Bradley F. Hanson        Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Robert H. Joseph, Jr.    Senior Vice President
                           and Chief Financial
                           Officer

Richard E. Khaleel       Senior Vice President

Stephen R. Laut          Senior Vice President

Daniel D. McGinley       Senior Vice President

Ryne A. Nishimi          Senior Vice President

Antonios G. Poleondakis  Senior Vice President

Robert E. Powers         Senior Vice President

Richard K. Saccullo      Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Jamie A. Atkinson        Vice President

Benji A. Baer            Vice President

Kenneth F. Barkoff       Vice President

Casimir F. Bolanowski    Vice President

   Michael E. Brannan    Vice President

Timothy W. Call          Vice President

Kevin T. Cannon          Vice President

John R. Carl             Vice President

William W. Collins, Jr.  Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

John F. Dolan            Vice President

   John C. Endahl        Vice President

Sohaila S. Farsheed      Vice President

William C. Fisher        Vice President

Gerard J. Friscia        Vice President &
                           Controller

Andrew L. Gangolf        Vice President and      Assistant
                           Assistant General     Secretary

                           Counsel

Mark D. Gersten          Vice President          Treasurer and
                                                 Chief Financial
                                                 Officer

Joseph W. Gibson         Vice President

Charles M. Greenberg     Vice President

Alan Halfenger           Vice President

William B. Hanigan       Vice President

   Scott F. Heyer        Vice President

Daniel M. Hazard         Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Scott Hutton             Vice President

Thomas K. Intoccia       Vice President

Larry P. Johns           Vice President

Richard D. Keppler       Vice President

Gwenn M. Kessler         Vice President

Donna M. Lamback         Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Christopher J. MacDonald Vice President

Michael F. Mahoney       Vice President

Shawn P. McClain         Vice President

Maura A. McGrath         Vice President

Thomas F. Monnerat       Vice President

Joanna D. Murray         Vice President

Jeanette M. Nardella     Vice President

Nicole Nolan-Koester     Vice President

John C. O'Connell        Vice President

John J. O'Connor         Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Domenick Pugliese        Vice President and      Assistant
                           Assistant General     Secretary
                           Counsel

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Karen C. Satterberg      Vice President

Robert C. Schultz        Vice President

Raymond S. Sclafani      Vice President

Richard J. Sidell        Vice President

   Teris A. Sinclair     Vice President

Andrew D. Strauss        Vice President

Michael J. Tobin         Vice President

Joseph T. Tocyloski      Vice President

Martha D. Volcker        Vice President

Patrick E. Walsh         Vice President

William C. White         Vice President

Emilie D. Wrapp          Vice President and      Assistant
                           Special Counsel       Secretary

   Michael W. Alexander  Assistant Vice President

Richard J. Appaluccio    Assistant Vice President

Charles M. Barrett       Assistant Vice President

Robert F. Brendli        Assistant Vice President

Maria L. Carreras        Assistant Vice President

John P. Chase            Assistant Vice President

Russell R. Corby         Assistant Vice President

John W. Cronin           Assistant Vice President

   Terri J. Daly         Assistant Vice President

Ralph A. DiMeglio        Assistant Vice President

Faith C. Dunn            Assistant Vice President

John E. English          Assistant Vice President

Duff C. Ferguson         Assistant Vice President

John Grambone            Assistant Vice President

Brian S. Hanigan         Assistant Vice President

James J. Hill            Assistant Vice President

Edward W. Kelly          Assistant Vice President

Michael Laino            Assistant Vice President

Nicholas J. Lapi         Assistant Vice President

   Kristine J. Luisi     Assistant Vice President

Patrick Look             Assistant Vice President
                           & Assistant Treasurer

Richard F. Meier         Assistant Vice President

Richard J. Olszewski     Assistant Vice President

Catherine N. Peterson    Assistant Vice President

Carol H. Rappa           Assistant Vice President

Clara Sierra             Assistant Vice President

   Gayle S. Stamer       Assistant Vice President

Vincent T. Strangio      Assistant Vice President

Wesley S. Williams       Assistant Vice President

Christopher J. Zingaro   Assistant Vice President

Mark R. Manley           Assistant Secretary

    (c)       Not applicable.

ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094-1520 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of January, 1998.

                                  ALLIANCE ALL-ASIA
                                  INVESTMENT FUND, INC.


                                       by  /s/ John D. Carifa
                                       _____________________
                                       John D. Carifa
                                       Chairman and President

         Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                    Title                 Date

1)  Principal
    Executive Officer

/s/ John D. Carifa      Chairman and
__________________        President           January 30, 1998
    John D. Carifa

2)  Principal Financial
    and Accounting Officer

/s/ Mark D. Gersten     Treasurer and Chief
___________________     Financial Officer     January 30, 1998
    Mark D. Gersten


3)  All of the Directors

    David H. Dievler
    John D. Carifa
    W.H. Henderson
    Stig Host
    John H. Dobkin

    Richard M. Lilly
    Alan Stoga

by (Attorney-in-fact)                       January 30, 1998

/s/ Edmund P. Bergan, Jr.
_________________________
    Edmund P. Bergan, Jr.

                        Index to Exhibits

                                                             Page

    (5)       Advisory Agreement

    (6)(a)    Distribution Services Agreement

    (6)(c)    Form of Selected Dealer Agreement

    (6)(d)    Form of Selected Agent Agreement

    (8)       Custodian Contract

    (9)(a)    Transfer Agency Agreement

    (9)(b)    Administration Agreement

    (10)(a)   Opinion and Consent of Seward & Kissel

    (11)      Consent of Independent Auditors

    (27)      Financial Data Schedule


Other Exhibits - Powers of Attorney for John D. Carifa, David H.
Dievler, John H. Dobkin, W.H. Henderson, Stig Host, Richard M.
Lilly and Alan Stoga.
























                              C-26
00250203.AQ9